UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020—September 30, 2021

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2021
Vanguard Short-Term Inflation-Protected Securities Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, returns for Vanguard Short-Term Inflation-Protected Securities Index Fund ranged from 5.38% for Investor Shares to 5.49% for Institutional Shares. The fund’s benchmark, which has no expenses, returned 5.49%.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Bond yields moved higher throughout much of the developed world during the fiscal year amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates.
•	With yields rising and bond prices falling, the U.S. investment-grade bond market returned ‒0.93%, according to the Bloomberg U.S. Aggregate Float-Adjusted Index.
•	Treasury Inflation-Protected Securities (TIPS) performed much better given the rise in inflation since the spring owing largely to prior-year comparisons, the economy reopening, and some supply bottlenecks. The 5-year break-even inflation rate—considered a measure of the expected annualized rate of inflation over the coming five years—climbed to 2.60% at the end of September from 1.53% a year earlier.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$1,029.70	$0.71
ETF Shares	1,000.00	1,030.20	0.20
Admiral™ Shares	1,000.00	1,029.80	0.31
Institutional Shares	1,000.00	1,030.30	0.20
Based on Hypothetical 5% Yearly Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$1,024.37	$0.71
ETF Shares	1,000.00	1,024.87	0.20
Admiral Shares	1,000.00	1,024.77	0.30
Institutional Shares	1,000.00	1,024.87	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.04% for ETF Shares, 0.06% for Admiral Shares and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Short-Term Inflation-Protected Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2012, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (10/16/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Investor Shares	5.38%	2.90%	1.63%	$11,554
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	5.49	3.05	1.74	11,666
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	2.79	12,792
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Year	Since Inception (10/12/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	5.48%	3.00%	1.72%	$11,648
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price Value	5.47	2.99	1.72	11,655
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	5.49	3.05	1.73	11,664
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	2.77	12,775
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Short-Term Inflation-Protected Securities Index Fund
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (10/16/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Admiral Shares	5.47%	2.99%	1.71%	$11,643
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	5.49	3.05	1.74	11,666
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	2.79	12,792
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (10/17/2012)	Final Value of a $5,000,000 Investment
Short-Term Inflation-Protected Securities Index Fund Institutional Shares	5.49%	3.01%	1.74%	$5,837,383
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	5.49	3.05	1.74	5,836,891
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	2.82	6,411,007
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2021
	One Year	Five Years	Since Inception (10/12/2012)
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price	5.47%	15.86%	16.55%
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	5.48	15.92	16.48
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	5.49	16.21	16.64
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Short-Term Inflation-Protected Securities Index Fund
Distribution by Stated Maturity
As of September 30, 2021
Under 1 Year	16.7%
1 - 2 Years	19.2
2 - 3 Years	15.9
3 - 4 Years	25.2
4 - 5 Years	23.0
The table reflects the fund’s investments, except for short-term investments.The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Short-Term Inflation-Protected Securities Index Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
	U.S. Treasury Inflation Indexed Bonds	0.125%	1/15/22	3,101,353	3,123,644
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/22	3,026,666	3,068,283
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/22	2,916,031	2,985,742
	U.S. Treasury Inflation Indexed Bonds	0.125%	1/15/23	3,582,760	3,703,118
	U.S. Treasury Inflation Indexed Bonds	0.625%	4/15/23	3,045,424	3,185,799
	U.S. Treasury Inflation Indexed Bonds	0.375%	7/15/23	3,467,281	3,652,022
	U.S. Treasury Inflation Indexed Bonds	0.625%	1/15/24	3,311,531	3,532,473
	U.S. Treasury Inflation Indexed Bonds	0.500%	4/15/24	1,843,122	1,967,821
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/24	3,070,057	3,276,806
	U.S. Treasury Inflation Indexed Bonds	0.125%	10/15/24	2,632,967	2,816,040
	U.S. Treasury Inflation Indexed Bonds	0.250%	1/15/25	2,930,418	3,147,910
	U.S. Treasury Inflation Indexed Bonds	2.375%	1/15/25	1,953,908	2,242,110
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/25	2,180,266	2,338,336
	U.S. Treasury Inflation Indexed Bonds	0.375%	7/15/25	3,042,800	3,319,505
	U.S. Treasury Inflation Indexed Bonds	0.125%	10/15/25	2,633,828	2,849,472
	U.S. Treasury Inflation Indexed Bonds	0.625%	1/15/26	2,643,828	2,918,125
	U.S. Treasury Inflation Indexed Bonds	2.000%	1/15/26	1,400,329	1,632,696
	U.S. Treasury Inflation Indexed Bonds	0.125%	4/15/26	2,344,754	2,538,196
	U.S. Treasury Inflation Indexed Bonds	0.125%	7/15/26	2,502,885	2,729,709
Total U.S. Government and Agency Obligations (Cost $53,664,086)					55,027,807
				Shares
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $32,639)	0.068%		326,405	32,641
Total Investments (99.8%) (Cost $53,696,725)					55,060,448
Other Assets and Liabilities—Net (0.2%)					84,309
Net Assets (100%)					55,144,757
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $53,664,086)	55,027,807
Affiliated Issuers (Cost $32,639)	32,641
Total Investments in Securities	55,060,448
Investment in Vanguard	1,774
Cash	34
Receivables for Investment Securities Sold	275,532
Receivables for Accrued Income	54,861
Receivables for Capital Shares Issued	26,997
Total Assets	55,419,646
Liabilities
Payables for Investment Securities Purchased	170,213
Payables for Capital Shares Redeemed	76,145
Payables for Distributions	27,172
Payables to Vanguard	1,359
Total Liabilities	274,889
Net Assets	55,144,757
8

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities (continued)
At September 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	53,179,138
Total Distributable Earnings (Loss)	1,965,619
Net Assets	55,144,757

Investor Shares—Net Assets
Applicable to 302,129,698 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,825,244
Net Asset Value Per Share—Investor Shares	$25.90

ETF Shares—Net Assets
Applicable to 327,307,591 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,202,922
Net Asset Value Per Share—ETF Shares	$52.56

Admiral Shares—Net Assets
Applicable to 535,197,726 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,878,893
Net Asset Value Per Share—Admiral Shares	$25.93

Institutional Shares—Net Assets
Applicable to 625,713,887 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,237,698
Net Asset Value Per Share—Institutional Shares	$25.95

See accompanying Notes, which are an integral part of the Financial Statements.
9

Short-Term Inflation-Protected Securities Index Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Interest[1]	2,174,759
Total Income	2,174,759
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,062
Management and Administrative—Investor Shares	10,800
Management and Administrative—ETF Shares	3,949
Management and Administrative—Admiral Shares	5,745
Management and Administrative—Institutional Shares	4,788
Marketing and Distribution—Investor Shares	533
Marketing and Distribution—ETF Shares	558
Marketing and Distribution—Admiral Shares	473
Marketing and Distribution—Institutional Shares	431
Custodian Fees	174
Auditing Fees	70
Shareholders’ Reports—Investor Shares	34
Shareholders’ Reports—ETF Shares	357
Shareholders’ Reports—Admiral Shares	97
Shareholders’ Reports—Institutional Shares	11
Trustees’ Fees and Expenses	15
Total Expenses	29,097
Net Investment Income	2,145,662
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	5,219
Futures Contracts	(2,336)
Realized Net Gain (Loss)	2,883
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	254,644
Net Increase (Decrease) in Net Assets Resulting from Operations	2,403,189
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $395,000, $8,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $22,207,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Inflation-Protected Securities Index Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,145,662	399,307
Realized Net Gain (Loss)	2,883	(22,092)
Change in Unrealized Appreciation (Depreciation)	254,644	1,120,319
Net Increase (Decrease) in Net Assets Resulting from Operations	2,403,189	1,497,534
Distributions
Investor Shares	(267,087)	(89,472)
ETF Shares	(276,171)	(50,954)
Admiral Shares	(421,435)	(99,255)
Institutional Shares	(511,461)	(139,828)
Total Distributions	(1,476,154)	(379,509)
Capital Share Transactions
Investor Shares	(405,652)	815,588
ETF Shares	7,596,315	2,047,806
Admiral Shares	5,184,660	952,458
Institutional Shares	4,141,108	1,568,293
Net Increase (Decrease) from Capital Share Transactions	16,516,431	5,384,145
Total Increase (Decrease)	17,443,466	6,502,170
Net Assets
Beginning of Period	37,701,291	31,199,121
End of Period	55,144,757	37,701,291

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.41	$24.57	$24.23	$24.77	$24.83
Investment Operations
Net Investment Income[1]	1.099	.272	.483	.669	.312
Net Realized and Unrealized Gain (Loss) on Investments	.258	.862	.324	(.448)	(.237)
Total from Investment Operations	1.357	1.134	.807	.221	.075
Distributions
Dividends from Net Investment Income	(.867)	(.294)	(.467)	(.761)	(.135)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.867)	(.294)	(.467)	(.761)	(.135)
Net Asset Value, End of Period	$25.90	$25.41	$24.57	$24.23	$24.77
Total Return[2]	5.38%	4.64%	3.36%	0.91%	0.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,825	$8,063	$7,014	$6,679	$5,904
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	4.25%	1.09%	1.98%	2.73%	1.26%
Portfolio Turnover Rate[3]	19%	37%	26%	25%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$50.99	$49.03	$48.34	$49.41	$49.59
Investment Operations
Net Investment Income[1]	2.562	.634	1.003	1.358	.671
Net Realized and Unrealized Gain (Loss) on Investments	.195	1.677	.652	(.869)	(.477)
Total from Investment Operations	2.757	2.311	1.655	.489	.194
Distributions
Dividends from Net Investment Income	(1.187)	(.351)	(.965)	(1.559)	(.374)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.187)	(.351)	(.965)	(1.559)	(.374)
Net Asset Value, End of Period	$52.56	$50.99	$49.03	$48.34	$49.41
Total Return	5.48%	4.74%	3.46%	1.01%	0.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,203	$9,217	$6,884	$5,453	$3,881
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	4.95%	1.27%	2.07%	2.81%	1.35%
Portfolio Turnover Rate[2]	19%	37%	26%	25%	27%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.44	$24.60	$24.25	$24.79	$24.88
Investment Operations
Net Investment Income[1]	1.257	.294	.500	.692	.338
Net Realized and Unrealized Gain (Loss) on Investments	.123	.860	.332	(.450)	(.241)
Total from Investment Operations	1.380	1.154	.832	.242	.097
Distributions
Dividends from Net Investment Income	(.890)	(.314)	(.482)	(.782)	(.187)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.890)	(.314)	(.482)	(.782)	(.187)
Net Asset Value, End of Period	$25.93	$25.44	$24.60	$24.25	$24.79
Total Return[2]	5.47%	4.72%	3.46%	1.00%	0.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,879	$8,541	$7,333	$6,525	$5,078
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	4.84%	1.18%	2.06%	2.81%	1.35%
Portfolio Turnover Rate[3]	19%	37%	26%	25%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.46	$24.62	$24.27	$24.81	$24.90
Investment Operations
Net Investment Income[1]	1.219	.306	.517	.696	.333
Net Realized and Unrealized Gain (Loss) on Investments	.166	.853	.319	(.449)	(.225)
Total from Investment Operations	1.385	1.159	.836	.247	.108
Distributions
Dividends from Net Investment Income	(.895)	(.319)	(.486)	(.787)	(.198)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.895)	(.319)	(.486)	(.787)	(.198)
Net Asset Value, End of Period	$25.95	$25.46	$24.62	$24.27	$24.81
Total Return	5.49%	4.73%	3.48%	1.02%	0.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,238	$11,880	$9,967	$8,067	$6,986
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	4.69%	1.22%	2.08%	2.83%	1.37%
Portfolio Turnover Rate[2]	19%	37%	26%	25%	27%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Inflation-Protected Securities Index Fund
Notes to Financial Statements
Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2021.
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Short-Term Inflation-Protected Securities Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in
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Short-Term Inflation-Protected Securities Index Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $1,774,000, representing less than 0.01% of the fund’s net assets and 0.71% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	55,027,807	—	55,027,807
Temporary Cash Investments	32,641	—	—	32,641
Total	32,641	55,027,807	—	55,060,448
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
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Short-Term Inflation-Protected Securities Index Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	22,158
Total Distributable Earnings (Loss)	(22,158)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	827,102
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(181,451)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,347,140
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,476,154	379,509
Long-Term Capital Gains	—	—
Total	1,476,154	379,509
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	53,713,308
Gross Unrealized Appreciation	1,427,350
Gross Unrealized Depreciation	(80,210)
Net Unrealized Appreciation (Depreciation)	1,347,140
E.	During the year ended September 30, 2021, the fund purchased $23,804,704,000 of investment securities and sold $8,833,916,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,397,431,000 and $462,406,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
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Short-Term Inflation-Protected Securities Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $191,710,000 and sales were $103,038,000, resulting in net realized gain of $723,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	608,187	23,656	1,738,945	69,825
Issued in Lieu of Cash Distributions	267,087	10,333	89,472	3,587
Redeemed[1]	(1,280,926)	(49,175)	(1,012,829)	(41,545)
Net Increase (Decrease)—Investor Shares	(405,652)	(15,186)	815,588	31,867
ETF Shares
Issued	8,003,265	154,398	3,304,061	66,032
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(406,950)	(7,875)	(1,256,255)	(25,650)
Net Increase (Decrease)—ETF Shares	7,596,315	146,523	2,047,806	40,382
Admiral Shares
Issued[1]	6,262,818	241,067	3,192,927	128,047
Issued in Lieu of Cash Distributions	381,191	14,717	88,789	3,552
Redeemed	(1,459,349)	(56,287)	(2,329,258)	(93,982)
Net Increase (Decrease)—Admiral Shares	5,184,660	199,497	952,458	37,617
Institutional Shares
Issued	5,370,011	206,636	3,394,284	135,886
Issued in Lieu of Cash Distributions	503,632	19,434	137,605	5,499
Redeemed	(1,732,535)	(67,005)	(1,963,596)	(79,604)
Net Increase (Decrease)—Institutional Shares	4,141,108	159,065	1,568,293	61,781
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 2,000 and 2,000 shares, respectively, in the amount of $61,000 from the conversion during the year ended September 30, 2020.
At September 30, 2021, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had a combined ownership of 43% of the fund's net assets. If any of these shareholders were to redeem their investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
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Short-Term Inflation-Protected Securities Index Fund
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Short-Term Inflation-Protected Securities Index Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
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"Bloomberg®" and Bloomberg U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Inflation-Protected Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Inflation-Protected Securities Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Inflation-Protected Securities Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Inflation-Protected Securities Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Inflation-Protected Securities (Tips) 0–5 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Inflation-Protected Securities Index Fund customers, in connection with the administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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All rights reserved.
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Annual Report  |  September 30, 2021
Vanguard Core Bond Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, Vanguard Core Bond Fund returned –0.03% for Investor Shares and 0.03% for Admiral Shares. Those results were better than the –0.93% of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Bond yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates.
•	The primary driver of the fund’s outperformance was security selection. Advisor choices in emerging markets, and investment-grade U.S. and European corporate bonds, and mortgage-backed securities added the most value.
•	Other tailwinds for the fund included being underweight Treasuries in favor of bonds offering higher yields, having a slightly shorter-than-benchmark duration, and tactical yield curve positioning.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
Vanguard Core Bond Fund returned –0.03% for Investor Shares and 0.03% for Admiral Shares for the 12 months ended September 30, 2021. Those results were better than the –0.93% of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
Interest rates rose during the period. The 30-day SEC yield for Investor Shares ended the 12 months at 1.16%, up 50 basis points compared with a year earlier, while the 30-day yield for Admiral Shares stood at 1.20%, up 39 basis points from the previous year. (A basis point is one hundredth of a percentage point.)
Investment environment
The global economic rebound after the spring of 2020—which saw the sharpest contraction in modern history—was faster than many had expected. Yet the recovery has been uneven. Countries that have contained the virus more successfully, whether through vaccinations, lockdowns, or both, have generally fared better economically. By sector, the story has varied. Early on, technology made strong gains; later, some of the areas hardest hit by the pandemic, such as travel and hospitality, began to recover; more recently, energy and financials have rallied as oil and interest rates moved higher.
Swift and extensive support from governments and central banks has been key to the rebound. As the pandemic spread, many policymakers worked quickly to cut interest rates, expand or extend central bank asset purchase programs, pass fiscal stimulus packages, and provide relief to workers through enhanced unemployment benefits and job retention schemes. Those efforts have helped bring unemployment rates down and unleash pent-up consumer demand as the global economy opened back up.
As the period drew to a close, however, the investment environment grew more challenging. Valuations remained elevated even while market sentiment deteriorated as the Delta variant spread, concerns surfaced that high inflation readings in some economies (including the U.S.) might persist for a while, and a number of central banks in developed markets signaled that they might soon start scaling back their bond-buying programs and/or raising rates.
The yield of the 2-year U.S. Treasury note rose 15 basis points over the period to

Yields of U.S. Treasury Securities
Maturity	September 30, 2020	September 30, 2021
2 Years	0.13%	0.28%
5 Years	0.28	0.96
10 Years	0.68	1.49
30 Years	1.46	2.04
Source: Vanguard.
2

0.28%. Longer-term Treasury yields climbed more: The yield of the bellwether 10-year U.S. Treasury note ended the period 81 basis points higher at 1.49%. The average difference in yield between investment-grade corporate bonds over Treasuries narrowed significantly, to 84 basis points as measured by Bloomberg Corporate Bond Index’s average option-adjusted spread.
Management of the fund
As is typically the case, security selection and sector rotation were the main drivers of the fund’s performance. Areas where we added value included emerging market bonds, investment-grade corporate bonds in the U.S. and, to a lesser extent, European investment-grade corporate bonds.
Maintaining an underweight to Treasuries in favor of bonds offering higher yields also helped results; so did adjusting our allocation to mortgage-backed securities (MBS). We began the fiscal year overweight MBS as the Federal Reserve’s bond-buying program had created a supply/demand imbalance. Later, we began lightening our exposure in anticipation of MBS spreads widening once the Fed eventually signaled that it would taper its asset purchases. The fund’s duration (a measure of its sensitivity to changes in interest rates) was modestly shorter than that of its benchmark. We don't generally use duration as the primary driver of performance, but this was a period when we thought rates seemed poised to move higher. That stance added value, as did our positioning on the yield curve.
Outlook
Vanguard’s full-year 2021 GDP growth forecasts reflect how far we’ve had to climb back from the economic damage caused by the pandemic. In the United States, for example, lockdowns early in 2021 and then the spread of the Delta variant have been setbacks, but with vaccination levels continuing to climb and abundant fiscal support, growth should be strong for the full year.
The stronger-than-expected rebound in global growth, the extraordinary and unprecedented monetary and fiscal stimulus provided to dampen the effects of the pandemic on the economy, and a jump in demand for goods and services with economies reopening: All of this has fanned concerns about higher inflation. Although we expect some effects to be largely transitory, our outlook is for a modest but eventually persistent increase in inflation.
Improving economies and somewhat higher inflation have been raising concerns lately about the direction of monetary policy. In the U.S., the possibility of trillions of dollars more in fiscal spending is adding to that angst. Some central banks have begun to slow the pace of asset purchases put in place at the start of the pandemic; others are considering doing so. Higher central bank policy rates may also be in the cards.
Whatever the markets may bring, our experienced global team of portfolio
3

managers, traders, and credit analysts will continue to seek out attractive investment opportunities for the fund.
Portfolio Managers:
Brian W. Quigley, CFA
Arvind Narayanan, CFA
Daniel Shaykevich, Principal
Samuel C. Martinez, CFA
Vanguard Fixed Income Group
October 14, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Core Bond Fund
Investor Shares	$1,000.00	$1,022.50	$0.76
Admiral™ Shares	1,000.00	1,022.30	0.51
Based on Hypothetical 5% Yearly Return
Core Bond Fund
Investor Shares	$1,000.00	$1,024.32	$0.76
Admiral Shares	1,000.00	1,024.57	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Core Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 28, 2016, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $10,000 Investment
Core Bond Fund Investor Shares	-0.03%	3.44%	3.78%	$12,265
Bloomberg U.S. Aggregate Float Adjusted Index	-0.93	2.99	3.32	11,968
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $50,000 Investment
Core Bond Fund Admiral Shares	0.03%	3.55%	3.90%	$61,724
Bloomberg U.S. Aggregate Float Adjusted Index	-0.93	2.99	3.32	59,839
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Core Bond Fund
Fund Allocation
As of September 30, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	0.9%
Corporate Bonds	35.5
Sovereign Bonds	6.6
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	56.9
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Core Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (54.2%)
U.S. Government Securities (41.3%)
	United States Treasury Note/Bond	0.125%	1/31/23	28,100	28,091
	United States Treasury Note/Bond	0.125%	2/28/23	170,000	169,894
	United States Treasury Note/Bond	0.500%	3/15/23	55,000	55,258
[1]	United States Treasury Note/Bond	2.500%	3/31/23	62,700	64,865
	United States Treasury Note/Bond	0.125%	5/15/23	25,000	24,965
	United States Treasury Note/Bond	0.125%	7/31/23	38,800	38,715
	United States Treasury Note/Bond	0.125%	10/15/23	100,000	99,656
	United States Treasury Note/Bond	0.250%	3/15/24	65,100	64,876
[1,2]	United States Treasury Note/Bond	0.375%	4/15/24	300,000	299,719
	United States Treasury Note/Bond	0.250%	5/15/24	90,000	89,564
	United States Treasury Note/Bond	0.375%	8/15/24	97,200	96,866
	United States Treasury Note/Bond	0.250%	7/31/25	31,900	31,292
	United States Treasury Note/Bond	0.250%	9/30/25	2,000	1,957
	United States Treasury Note/Bond	0.375%	11/30/25	45,800	44,927
	United States Treasury Note/Bond	0.500%	2/28/26	178,000	174,996
	United States Treasury Note/Bond	0.750%	3/31/26	75,000	74,484
	United States Treasury Note/Bond	0.750%	4/30/26	100,000	99,250
	United States Treasury Note/Bond	1.125%	2/28/27	3,241	3,252
	United States Treasury Note/Bond	0.625%	3/31/27	1,035	1,010
	United States Treasury Note/Bond	0.500%	4/30/27	414	401
	United States Treasury Note/Bond	0.500%	5/31/27	400	387
	United States Treasury Note/Bond	1.250%	3/31/28	25,000	25,008
	United States Treasury Note/Bond	1.250%	4/30/28	140,000	139,956
	United States Treasury Note/Bond	2.875%	5/15/28	70,000	77,241
	United States Treasury Note/Bond	1.250%	5/31/28	30,000	29,962
	United States Treasury Note/Bond	1.500%	2/15/30	29,842	30,038
[1]	United States Treasury Note/Bond	0.625%	5/15/30	24,000	22,406
	United States Treasury Note/Bond	0.625%	8/15/30	25,200	23,452
	United States Treasury Note/Bond	1.125%	2/15/31	86,000	83,312
	United States Treasury Note/Bond	1.625%	5/15/31	20,000	20,237
	United States Treasury Note/Bond	1.250%	8/15/31	16,700	16,298
	United States Treasury Note/Bond	5.000%	5/15/37	63,400	91,841
	United States Treasury Note/Bond	1.125%	5/15/40	2,000	1,729
	United States Treasury Note/Bond	4.375%	5/15/40	500	696
	United States Treasury Note/Bond	1.125%	8/15/40	19,800	17,047
	United States Treasury Note/Bond	1.375%	11/15/40	17,500	15,723
[1]	United States Treasury Note/Bond	1.875%	2/15/41	90,300	88,353
	United States Treasury Note/Bond	2.250%	5/15/41	9,500	9,881
	United States Treasury Note/Bond	1.750%	8/15/41	11,500	10,997
9

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.625%	8/15/43	2,200	2,824
	United States Treasury Note/Bond	3.375%	5/15/44	4,000	4,971
	United States Treasury Note/Bond	3.125%	8/15/44	12,000	14,359
	United States Treasury Note/Bond	3.000%	2/15/47	79,000	93,627
	United States Treasury Note/Bond	3.000%	2/15/48	6,000	7,136
	United States Treasury Note/Bond	3.125%	5/15/48	5,500	6,695
	United States Treasury Note/Bond	3.375%	11/15/48	5,000	6,372
	United States Treasury Note/Bond	2.250%	8/15/49	5,000	5,184
[1]	United States Treasury Note/Bond	2.375%	11/15/49	11,000	11,715
[3,4]	United States Treasury Note/Bond	2.000%	2/15/50	19,000	18,667
	United States Treasury Note/Bond	1.375%	8/15/50	26,100	22,034
	United States Treasury Note/Bond	1.625%	11/15/50	17,100	15,369
	United States Treasury Note/Bond	2.375%	5/15/51	20,000	21,350
					2,398,905
Conventional Mortgage-Backed Securities (12.9%)
[5,6]	Fannie Mae Pool	3.000%	10/1/46–8/1/50	23,573	24,307
[5,6]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	1,947	2,044
[5,6]	Fannie Mae Pool	4.000%	9/1/42	247	267
[5,6]	Fannie Mae Pool	5.000%	10/1/49	57	62
[5,6]	Freddie Mac Gold Pool	2.500%	10/1/31	401	421
[5,6]	Freddie Mac Gold Pool	3.000%	9/1/46–11/1/49	3,393	3,595
[5,6]	Freddie Mac Gold Pool	3.500%	3/1/45–2/1/50	3,159	3,324
[5,6]	Freddie Mac Gold Pool	4.000%	7/1/39–12/1/49	2,063	2,257
[5,6]	Freddie Mac Gold Pool	4.500%	12/1/39–2/1/49	2,153	2,383
[5,6]	Freddie Mac Gold Pool	5.000%	12/1/35–2/1/50	982	1,118
[5,6]	Freddie Mac Gold Pool	5.500%	5/1/40	119	135
[5]	Ginnie Mae I Pool	3.000%	4/15/45	189	198
[5]	Ginnie Mae I Pool	3.500%	6/15/47	744	801
[5]	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	67	73
[5]	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	797	903
[5]	Ginnie Mae I Pool	6.000%	7/15/37	26	31
[5,7]	Ginnie Mae II Pool	2.500%	10/15/51–11/15/51	33,000	34,009
[5]	Ginnie Mae II Pool	3.000%	5/20/43–11/20/47	54,473	57,422
[5]	Ginnie Mae II Pool	3.500%	4/20/43–3/20/50	27,582	29,503
[5]	Ginnie Mae II Pool	4.000%	11/20/42–12/20/49	3,607	3,853
[5]	Ginnie Mae II Pool	5.000%	8/20/48–11/20/49	644	681
[5,6,7]	UMBS Pool	1.500%	10/25/36–10/25/51	76,000	75,371
[5,6,7]	UMBS Pool	2.000%	10/25/36–11/25/51	263,000	264,335
[5,6,7]	UMBS Pool	2.500%	7/1/31–11/25/51	178,466	183,689
[5,6,7]	UMBS Pool	3.000%	12/1/37–11/25/51	22,783	23,968
[5,6]	UMBS Pool	3.500%	7/1/38–8/1/49	20,471	21,922
[5,6]	UMBS Pool	5.000%	8/1/39–10/1/49	2,971	3,358
[5,6]	UMBS Pool	5.500%	6/1/33–5/1/44	4,593	5,449
[5,6]	UMBS Pool	6.000%	10/1/39	27	33
[5,6]	UMBS Pool	6.500%	9/1/36	10	11
					745,523
Nonconventional Mortgage-Backed Securities (0.0%)
[5,8]	Ginnie Mae REMICS	4.000%	1/20/45	19	2
Total U.S. Government and Agency Obligations (Cost $3,151,653)					3,144,430
Asset-Backed/Commercial Mortgage-Backed Securities (0.9%)
[5]	AmeriCredit Automobile Receivables Trust Series 2018-2	4.010%	7/18/24	390	405
[5]	AmeriCredit Automobile Receivables Trust Series 2019-1	3.620%	3/18/25	580	604
10

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	AmeriCredit Automobile Receivables Trust Series 2020-2	2.130%	3/18/26	240	246
[5,9]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	399	453
[5,9]	Avis Budget Rental Car Funding AESOP LLC Series 2019-1A	3.450%	3/20/23	130	131
[5,9]	BAMLL Commercial Mortgage Securities Trust Series 2019-BPR	3.112%	11/5/32	1,100	1,137
[5]	Banc of America Commercial Mortgage Trust Series 2015-UBS7	3.441%	9/15/48	98	104
[5]	BANK Series 2017-BNK4	3.625%	5/15/50	19	21
[5]	BANK Series 2017-BNK6	3.741%	7/15/60	50	55
[5]	BANK Series 2017-BNK7	3.175%	9/15/60	1,341	1,440
[5]	BANK Series 2017-BNK8	3.488%	11/15/50	80	88
[5]	BANK Series 2018-BN14	4.185%	9/15/60	25	28
[5]	BANK Series 2018-BN14	4.231%	9/15/60	15	17
[5]	BANK Series 2019-BN17	3.714%	4/15/52	80	89
[5]	BANK Series 2019-BN20	3.011%	9/15/62	200	214
[5]	BANK Series 2019-BN23	2.846%	12/15/52	130	139
[5]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	200	209
[5]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	70	77
[5]	Benchmark Mortgage Trust Series 2019-B15	2.859%	12/15/72	300	320
[5]	Benchmark Mortgage Trust Series 2020-B16	2.732%	2/15/53	200	210
[5,9]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.440%	8/21/23	50	51
[5]	CarMax Auto Owner Trust Series 2017-4	2.460%	8/15/23	40	40
[5]	CarMax Auto Owner Trust Series 2017-4	2.700%	10/16/23	40	40
[5]	CarMax Auto Owner Trust Series 2018-1	2.950%	11/15/23	50	50
[5]	CarMax Auto Owner Trust Series 2018-4	3.670%	5/15/24	100	104
[5]	CarMax Auto Owner Trust Series 2018-4	3.850%	7/15/24	70	73
[5]	CarMax Auto Owner Trust Series 2018-4	4.150%	4/15/25	100	104
[5]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	10	11
[5]	CD Mortgage Trust Series 2016-CD1	3.631%	8/10/49	270	280
[5]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	60	66
[5]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	19	21
[5]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	61	65
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC19	4.023%	3/10/47	80	86
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.575%	5/10/47	145	151
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.356%	7/10/47	55	58
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC23	4.175%	7/10/47	230	246
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.372%	10/10/47	9	10
[5]	Citigroup Commercial Mortgage Trust Series 2015-GC27	3.137%	2/10/48	227	242
[5]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	20	21
[5]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.192%	9/15/50	60	66
[5]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.408%	9/15/50	10	11
11

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	45	52
[5]	COMM Mortgage Trust Series 2012-CR4	3.251%	10/15/45	500	500
[5]	COMM Mortgage Trust Series 2013-CR12	3.765%	10/10/46	57	60
[5]	COMM Mortgage Trust Series 2013-CR12	4.046%	10/10/46	103	109
[5,9]	COMM Mortgage Trust Series 2013-CR6	3.147%	3/10/46	150	153
[5,9]	COMM Mortgage Trust Series 2013-CR6	3.397%	3/10/46	210	215
[5]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	10	10
[5,9]	COMM Mortgage Trust Series 2013-CR9	4.412%	7/10/45	230	209
[5]	COMM Mortgage Trust Series 2014-CR14	4.236%	2/10/47	30	32
[5]	COMM Mortgage Trust Series 2014-CR17	3.700%	5/10/47	18	20
[5]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	154	165
[5]	COMM Mortgage Trust Series 2014-CR18	3.550%	7/15/47	26	27
[5]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	101	107
[5]	COMM Mortgage Trust Series 2015-CR22	3.309%	3/10/48	227	244
[5]	COMM Mortgage Trust Series 2015-CR25	3.759%	8/10/48	123	134
[5]	COMM Mortgage Trust Series 2019-GC44	2.873%	8/15/57	150	160
[5]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	12	13
[5]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	250	257
[5]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	70	76
[5]	Drive Auto Receivables Trust Series 2017-1	3.840%	3/15/23	1	1
[5]	Drive Auto Receivables Trust Series 2018-3	4.300%	9/16/24	163	166
[5]	Drive Auto Receivables Trust Series 2018-5	3.990%	1/15/25	184	185
[5]	Drive Auto Receivables Trust Series 2018-5	4.300%	4/15/26	650	673
[5]	Drive Auto Receivables Trust Series 2019-4	2.700%	2/16/27	180	185
[5]	Drive Auto Receivables Trust Series 2020-1	2.700%	5/17/27	180	185
[5]	Drive Auto Receivables Trust Series 2020-2	3.050%	5/15/28	140	146
[5,9]	EDvestinU Private Education Loan Issue No. 1 LLC Series 2019-A	3.580%	11/25/38	55	57
[5,9]	Fair Square Issuance Trust Series 2020-AA	2.900%	9/20/24	210	211
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K037	1.097%	1/25/24	38,958	721
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K043	0.650%	12/25/24	11,389	172
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K052	0.782%	11/25/25	12,229	290
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K053	1.019%	12/25/25	5,905	193
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K054	1.304%	1/25/26	42,521	1,876
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K055	1.491%	3/25/26	2,873	151
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K057	1.309%	7/25/26	40,387	1,942
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K058	1.050%	8/25/26	3,923	157
12

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K064	0.741%	3/25/27	2,069	62
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K065	0.810%	4/25/27	20,613	694
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K068	0.562%	8/25/27	1,423	34
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG02	1.144%	8/25/29	11,500	784
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG04	0.941%	11/25/30	7,770	513
[5,6,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG05	0.402%	1/25/31	63,628	1,705
[5,9]	FirstKey Homes Trust Series 2020-SFR2	1.266%	10/19/37	499	495
[5,9]	Ford Credit Auto Owner Trust Series 2017-2	2.750%	3/15/29	250	255
[5,9]	Ford Credit Auto Owner Trust Series 2018-1	3.190%	7/15/31	150	160
[5,9]	Ford Credit Auto Owner Trust Series 2018-2	3.760%	1/15/30	120	126
[5]	Ford Credit Auto Owner Trust Series 2019-A	3.250%	9/15/25	340	352
[5,9]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	220	227
[5,9]	Ford Credit Auto Owner Trust Series 2020-1	2.290%	8/15/31	210	217
[5,9]	Ford Credit Auto Owner Trust Series 2020-1	2.540%	8/15/31	100	103
[5]	Ford Credit Auto Owner Trust Series 2020-B	2.040%	12/15/26	300	308
[5]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	2.120%	9/15/25	230	235
[5,8,9]	FREMF Mortgage Trust Series 2015-K42	0.100%	1/25/48	1,053,169	2,629
[5]	GM Financial Automobile Leasing Trust Series 2020-1	2.280%	6/20/24	100	101
[5]	GM Financial Automobile Leasing Trust Series 2020-2	3.210%	12/20/24	140	145
[5,9]	GM Financial Revolving Receivables Trust Series 2021-1	1.170%	6/12/34	1,180	1,173
[5,9]	GM Financial Revolving Receivables Trust Series 2021-1	1.490%	6/12/34	70	69
[5,9,10]	GM Financial Revolving Receivables Trust Series 2021-1	1.670%	6/12/34	120	120
[5,9]	GMF Floorplan Owner Revolving Trust Series 2020-1	1.480%	8/15/25	120	121
[5,9]	Golden Credit Card Trust Series 2018-4A	3.440%	8/15/25	582	614
[5,9,11]	Gosforth Funding plc Series 2018-1A, 3M USD LIBOR + 0.450%	0.579%	8/25/60	66	66
[5]	GS Mortgage Securities Trust Series 2013-GC12	3.135%	6/10/46	350	362
[5]	GS Mortgage Securities Trust Series 2013-GC14	3.955%	8/10/46	29	30
[5]	GS Mortgage Securities Trust Series 2014-GC24	4.648%	9/10/47	170	177
[5]	GS Mortgage Securities Trust Series 2014-GC24	4.669%	9/10/47	150	143
[5]	GS Mortgage Securities Trust Series 2014-GC26	3.364%	11/10/47	148	157
13

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	GS Mortgage Securities Trust Series 2015-GC28	3.136%	2/10/48	29	31
[5]	GS Mortgage Securities Trust Series 2015-GC28	3.396%	2/10/48	203	217
[5]	GS Mortgage Securities Trust Series 2015-GC30	3.382%	5/10/50	113	121
[5]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	118	124
[5]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	60	64
[5]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	150	170
[5]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	60	65
[5]	GS Mortgage Securities Trust Series 2020-GC45	2.843%	2/13/53	325	347
[5]	GS Mortgage Securities Trust Series 2020-GC45	2.911%	2/13/53	630	670
[5,9]	Harley Marine Financing LLC Series 2018-1A	5.682%	5/15/43	89	87
[5,9]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	140	140
[5,9]	Hertz Vehicle Financing LLC Series 2021-1A	1.560%	12/26/25	100	100
[5,9]	Hertz Vehicle Financing LLC Series 2021-1A	2.050%	12/26/25	100	101
[5,9,11]	Invitation Homes Trust Series 2017-SFR2, 1M USD LIBOR + 0.850%	0.934%	12/17/36	113	113
[5,9,11]	Invitation Homes Trust Series 2017-SFR2, 1M USD LIBOR + 1.150%	1.234%	12/17/36	44	44
[5,9,11]	Invitation Homes Trust Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.784%	3/17/37	248	248
[5,9,11]	Invitation Homes Trust Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.034%	3/17/37	100	100
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	4.213%	1/15/46	230	240
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	7	7
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	147	156
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.363%	7/15/45	1,205	1,240
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C14	4.133%	8/15/46	23	24
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.956%	2/15/47	370	357
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	10	11
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.231%	1/15/48	328	345
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	150	161
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP5	3.723%	3/15/50	70	77
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	60	66
[5]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	30	32
14

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	60	66
[5]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	50	57
[5,9]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	170	174
[5,9]	Laurel Road Prime Student Loan Trust Series 2017-C	2.810%	11/25/42	75	77
[5,9]	Laurel Road Prime Student Loan Trust Series 2018-B	3.540%	5/26/43	155	160
[5,9]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	100	106
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10	4.216%	7/15/46	200	176
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	400	424
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	3.773%	4/15/47	263	277
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	5.062%	4/15/47	150	160
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.492%	6/15/47	80	83
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18	3.923%	10/15/47	350	377
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19	3.526%	12/15/47	390	417
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.451%	7/15/50	29	31
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	110	119
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	133	143
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	4.891%	5/15/49	160	168
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	270	298
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	90	99
[5]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	55	61
[5]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	522	571
[5]	Morgan Stanley Capital I Trust Series 2016-BNK2	2.791%	11/15/49	110	116
[5]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	50	54
[5]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	100	106
[5,9]	MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV	3.277%	10/15/30	1,130	1,126
[5,9]	Navient Private Education Loan Trust Series 2017-A	2.880%	12/16/58	104	106
[5,9]	Navient Private Education Loan Trust Series 2018-BA	3.610%	12/15/59	269	278
[5,9]	Navient Private Education Refi Loan Trust Series 2018-DA	4.000%	12/15/59	480	504
[5,9,11]	Navient Student Loan Trust Series 2016-2A, 1M USD LIBOR + 1.050%	1.136%	6/25/65	28	28
[5,9,11]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	0.836%	3/25/66	39	39
15

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,9]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	700	609
[5,9,11]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	0.965%	1/16/60	102	102
[5,9,11]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	1.087%	6/20/60	72	72
[5,9,11]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	1.037%	8/18/60	75	75
[5,9]	PFS Financing Corp. Series 2020-A	1.270%	6/15/25	160	162
[5,9,11]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	1.036%	11/25/65	65	66
[5,9,11]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.933%	12/5/59	145	145
[5,9,11]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	0.935%	4/10/50	39	39
[5,9,11]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.885%	11/10/49	100	100
[5]	Santander Drive Auto Receivables Trust Series 2018-4	3.980%	12/15/25	470	482
[5]	Santander Drive Auto Receivables Trust Series 2020-2	2.220%	9/15/26	790	808
[5]	Santander Drive Auto Receivables Trust Series 2021-1	1.130%	11/16/26	140	141
[5,9]	Santander Retail Auto Lease Trust Series 2020-A	2.520%	11/20/24	170	174
[5,9]	Santander Retail Auto Lease Trust Series 2020-B	1.980%	10/20/25	800	813
[5,9]	Securitized Term Auto Receivables Trust Series 2018-2A	3.544%	6/26/23	130	131
[5,9]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	161	164
[5,9]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	145	150
[5,9]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	308	326
[5,9]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	407	427
[5,9]	SoFi Professional Loan Program LLC Series 2016-B	2.740%	10/25/32	56	56
[5,9]	SoFi Professional Loan Program LLC Series 2016-C	2.360%	12/27/32	72	72
[5,9]	SoFi Professional Loan Program LLC Series 2016-D	2.340%	4/25/33	21	21
[5,9,11]	SoFi Professional Loan Program LLC Series 2016-D, 1M USD LIBOR + 0.950%	1.036%	1/25/39	8	8
[5,9]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	2	2
[5,9]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	42	43
[5,9]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	48	49
[5,9]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	77	79
[5,9]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	52	53
[5]	Synchrony Credit Card Master Note Trust Series 2017-2	3.010%	10/15/25	230	236
[5,9]	Tesla Auto Lease Trust Series 2020-A	1.680%	2/20/24	100	101
16

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,9]	Tidewater Auto Receivables Trust Series 2018-AA	3.840%	11/15/24	18	18
[5,9]	Tidewater Auto Receivables Trust Series 2018-AA	4.300%	11/15/24	100	100
[5,9]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	105
[5,9]	Trinity Rail Leasing LLC Series 2018-1A	4.620%	6/17/48	440	455
[5]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	112	124
[5]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	10	10
[5]	Verizon Owner Trust Series 2020-B	0.830%	2/20/25	430	432
[5]	Wells Fargo Commercial Mortgage Trust Series 2012-LC5	3.539%	10/15/45	40	41
[5]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.443%	7/15/46	450	468
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-C27	3.190%	2/15/48	312	328
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-LC22	4.709%	9/15/58	160	166
[5]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	90	97
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	10	11
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	42	46
[5]	Wells Fargo Commercial Mortgage Trust Series 2018-C43	4.514%	3/15/51	50	52
[5]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	30	34
[5]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	80	89
[5]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	20	21
[5]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	9	10
[5]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	213	227
[5]	World Omni Auto Receivables Trust Series 2018-A	2.890%	4/15/25	40	40
[5]	World Omni Auto Receivables Trust Series 2019-B	2.860%	6/16/25	110	113
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $48,750)					50,366
Corporate Bonds (33.3%)
Communications (3.3%)
	Activision Blizzard Inc.	2.500%	9/15/50	1,790	1,563
	Alphabet Inc.	2.250%	8/15/60	1,930	1,685
	AT&T Inc.	1.700%	3/25/26	6,400	6,483
	AT&T Inc.	1.650%	2/1/28	500	495
	AT&T Inc.	4.350%	3/1/29	4,733	5,427
[5]	AT&T Inc.	4.300%	2/15/30	1,685	1,934
	AT&T Inc.	4.500%	5/15/35	700	819
	AT&T Inc.	4.900%	8/15/37	500	605
	AT&T Inc.	3.100%	2/1/43	1,500	1,444
	AT&T Inc.	5.150%	2/15/50	1,100	1,387
	AT&T Inc.	3.650%	6/1/51	800	815
	AT&T Inc.	3.500%	9/15/53	3,650	3,614
17

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	3.550%	9/15/55	4,638	4,573
	AT&T Inc.	3.800%	12/1/57	1,202	1,229
	AT&T Inc.	3.650%	9/15/59	567	561
[9]	Cable One Inc.	4.000%	11/15/30	600	598
[9]	CCO Holdings LLC	4.750%	3/1/30	890	930
	Charter Communications Operating LLC	4.908%	7/23/25	589	662
	Charter Communications Operating LLC	4.200%	3/15/28	1,190	1,330
[7]	Charter Communications Operating LLC	2.250%	1/15/29	4,100	4,098
	Charter Communications Operating LLC	5.050%	3/30/29	1,480	1,728
[7]	Charter Communications Operating LLC	3.500%	3/1/42	3,580	3,495
	Charter Communications Operating LLC	4.800%	3/1/50	1,390	1,566
	Charter Communications Operating LLC	3.700%	4/1/51	750	726
	Charter Communications Operating LLC	3.850%	4/1/61	3,000	2,860
[9]	Cogent Communications Group Inc.	3.500%	5/1/26	190	193
	Comcast Corp.	3.375%	8/15/25	5,304	5,749
	Comcast Corp.	3.150%	3/1/26	452	488
	Comcast Corp.	2.350%	1/15/27	445	466
	Comcast Corp.	3.150%	2/15/28	468	508
	Comcast Corp.	4.150%	10/15/28	2,303	2,650
	Comcast Corp.	3.400%	4/1/30	229	252
	Comcast Corp.	3.250%	11/1/39	1,990	2,104
	Comcast Corp.	3.750%	4/1/40	3,800	4,277
	Comcast Corp.	4.650%	7/15/42	1,200	1,491
	Comcast Corp.	4.700%	10/15/48	168	215
	Comcast Corp.	3.450%	2/1/50	1,500	1,594
[9]	Comcast Corp.	2.987%	11/1/63	5,000	4,687
[9]	CSC Holdings LLC	5.375%	2/1/28	245	256
[9]	CSC Holdings LLC	4.625%	12/1/30	755	716
[9]	CSC Holdings LLC	4.500%	11/15/31	240	237
	Discovery Communications LLC	3.900%	11/15/24	35	38
	Discovery Communications LLC	4.900%	3/11/26	1,747	1,986
	Discovery Communications LLC	4.650%	5/15/50	765	888
	Discovery Communications LLC	4.000%	9/15/55	2,000	2,092
	Electronic Arts Inc.	1.850%	2/15/31	2,680	2,592
	Electronic Arts Inc.	2.950%	2/15/51	2,500	2,396
[9]	Expedia Group Inc.	6.250%	5/1/25	36	42
	Expedia Group Inc.	3.800%	2/15/28	3,000	3,256
	Expedia Group Inc.	2.950%	3/15/31	2,000	2,026
	Fox Corp.	4.030%	1/25/24	2,550	2,735
	Fox Corp.	3.050%	4/7/25	180	192
	Fox Corp.	5.476%	1/25/39	2,020	2,583
[9]	Frontier Communications Holdings LLC	5.875%	10/15/27	95	101
[9]	Frontier Communications Holdings LLC	5.000%	5/1/28	400	420
[9]	Frontier Communications Holdings LLC	6.750%	5/1/29	130	137
	Lamar Media Corp.	3.750%	2/15/28	137	141
[9]	Level 3 Financing Inc.	4.625%	9/15/27	240	247
[9]	Level 3 Financing Inc.	4.250%	7/1/28	295	298
[9]	Level 3 Financing Inc.	3.625%	1/15/29	410	397
[9]	Netflix Inc.	3.625%	6/15/25	575	611
	Netflix Inc.	4.875%	4/15/28	1,960	2,256
	Netflix Inc.	5.875%	11/15/28	795	974
[9]	News Corp.	3.875%	5/15/29	469	482
[9]	Nexstar Media Inc.	5.625%	7/15/27	75	79
[9]	Nexstar Media Inc.	4.750%	11/1/28	435	451
[9]	NTT Finance Corp.	2.065%	4/3/31	620	624
18

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Scripps Escrow II Inc.	3.875%	1/15/29	735	737
[9]	Sirius XM Radio Inc.	3.125%	9/1/26	90	91
[9]	Sirius XM Radio Inc.	5.000%	8/1/27	70	73
[9]	Sirius XM Radio Inc.	4.000%	7/15/28	75	76
[9]	Sirius XM Radio Inc.	3.875%	9/1/31	235	230
[9]	Sky Ltd.	3.750%	9/16/24	200	217
	Sprint Corp.	7.125%	6/15/24	420	478
	Sprint Corp.	7.625%	3/1/26	65	79
[9]	Switch Ltd.	4.125%	6/15/29	275	283
	Telefonica Emisiones SA	4.103%	3/8/27	3,000	3,370
	Telefonica Emisiones SA	4.665%	3/6/38	400	468
	Telefonica Emisiones SA	5.213%	3/8/47	2,000	2,494
	Time Warner Cable LLC	4.500%	9/15/42	1,200	1,302
	T-Mobile USA Inc.	1.500%	2/15/26	3,430	3,443
	T-Mobile USA Inc.	3.750%	4/15/27	2,013	2,218
	T-Mobile USA Inc.	2.625%	2/15/29	505	510
[9]	T-Mobile USA Inc.	3.375%	4/15/29	475	495
	T-Mobile USA Inc.	3.875%	4/15/30	1,224	1,352
	T-Mobile USA Inc.	2.875%	2/15/31	95	96
[9]	T-Mobile USA Inc.	3.500%	4/15/31	215	227
	T-Mobile USA Inc.	3.000%	2/15/41	3,590	3,481
	T-Mobile USA Inc.	3.600%	11/15/60	5,000	4,921
[5]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	400	473
[9]	Twitter Inc.	3.875%	12/15/27	270	287
[5,12]	Verizon Communications Inc.	4.050%	2/17/25	1,250	987
	Verizon Communications Inc.	1.450%	3/20/26	1,280	1,292
	Verizon Communications Inc.	4.125%	3/16/27	458	520
	Verizon Communications Inc.	3.000%	3/22/27	2,675	2,871
[5,12]	Verizon Communications Inc.	4.500%	8/17/27	500	410
	Verizon Communications Inc.	2.100%	3/22/28	3,130	3,178
	Verizon Communications Inc.	4.329%	9/21/28	200	230
	Verizon Communications Inc.	4.016%	12/3/29	2,000	2,268
	Verizon Communications Inc.	2.550%	3/21/31	1,895	1,923
[9]	Verizon Communications Inc.	2.355%	3/15/32	3,806	3,768
	Verizon Communications Inc.	2.650%	11/20/40	850	802
	Verizon Communications Inc.	3.850%	11/1/42	600	666
	Verizon Communications Inc.	4.000%	3/22/50	2,900	3,273
	Verizon Communications Inc.	3.550%	3/22/51	3,414	3,595
	Verizon Communications Inc.	3.000%	11/20/60	1,800	1,662
	Verizon Communications Inc.	3.700%	3/22/61	2,065	2,183
	ViacomCBS Inc.	4.750%	5/15/25	2,510	2,817
	ViacomCBS Inc.	4.200%	6/1/29	2,368	2,700
	ViacomCBS Inc.	4.375%	3/15/43	3,250	3,722
	ViacomCBS Inc.	4.950%	5/19/50	1,500	1,881
	Vodafone Group plc	4.375%	5/30/28	327	376
	Vodafone Group plc	5.250%	5/30/48	1,500	1,944
	Vodafone Group plc	4.875%	6/19/49	2,000	2,499
	Vodafone Group plc	4.125%	6/4/81	3,390	3,432
	Walt Disney Co.	1.750%	8/30/24	1,447	1,492
	Walt Disney Co.	3.350%	3/24/25	170	183
	Walt Disney Co.	1.750%	1/13/26	439	450
	Walt Disney Co.	3.375%	11/15/26	375	411
	Walt Disney Co.	3.700%	3/23/27	1,630	1,819
	Walt Disney Co.	2.000%	9/1/29	273	276
	Walt Disney Co.	3.500%	5/13/40	1,200	1,323
19

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	4.700%	3/23/50	1,000	1,314
	Walt Disney Co.	3.600%	1/13/51	825	922
[5,13]	WPP Finance 2013	2.875%	9/14/46	200	263
[5,13]	WPP Finance 2017	3.750%	5/19/32	750	1,134
[9]	Zayo Group Holdings Inc.	4.000%	3/1/27	410	408
[9]	Zayo Group Holdings Inc.	6.125%	3/1/28	675	684
					191,633
Consumer Discretionary (2.5%)
[9]	1011778 BC ULC	3.875%	1/15/28	320	323
[9]	1011778 BC ULC	4.375%	1/15/28	305	310
[9]	1011778 BC ULC	4.000%	10/15/30	326	323
[9]	Allied Universal Holdco LLC	4.625%	6/1/28	200	200
[9]	Allied Universal Holdco LLC	6.000%	6/1/29	50	49
	Amazon.com Inc.	1.200%	6/3/27	248	247
	Amazon.com Inc.	3.150%	8/22/27	692	761
[5]	American Honda Finance Corp.	0.650%	9/8/23	5,168	5,189
[5]	American Honda Finance Corp.	2.150%	9/10/24	372	387
	Asbury Automotive Group Inc.	4.500%	3/1/28	961	989
	Asbury Automotive Group Inc.	4.750%	3/1/30	605	632
	AutoZone Inc.	3.625%	4/15/25	1,278	1,385
	AutoZone Inc.	4.000%	4/15/30	1,380	1,562
	AutoZone Inc.	1.650%	1/15/31	2,421	2,297
	BorgWarner Inc.	2.650%	7/1/27	207	218
[9]	Boyd Gaming Corp.	8.625%	6/1/25	390	422
	Brunswick Corp.	2.400%	8/18/31	1,500	1,446
[9]	Builders FirstSource Inc.	4.250%	2/1/32	120	123
[9]	Caesars Entertainment Inc.	8.125%	7/1/27	364	409
[9]	Caesars Entertainment Inc.	4.625%	10/15/29	60	61
[9]	Caesars Resort Collection LLC	5.750%	7/1/25	19	20
[9]	Carnival Corp.	11.500%	4/1/23	27	30
[9]	Carnival Corp.	7.625%	3/1/26	125	133
[9]	Carnival Corp.	5.750%	3/1/27	235	243
[9]	Carnival Corp.	4.000%	8/1/28	895	904
[9]	Cedar Fair LP	5.500%	5/1/25	960	1,001
[9]	Churchill Downs Inc.	5.500%	4/1/27	1,530	1,593
[9]	Churchill Downs Inc.	4.750%	1/15/28	298	311
[9]	Clarios Global LP	6.750%	5/15/25	46	49
[9]	Clarios Global LP	8.500%	5/15/27	640	681
[9]	Daimler Finance North America LLC	0.750%	3/1/24	7,570	7,571
[7,9]	Foot Locker Inc.	4.000%	10/1/29	422	423
	Ford Motor Co.	8.500%	4/21/23	55	61
	Ford Motor Credit Co. LLC	3.087%	1/9/23	320	325
	Ford Motor Credit Co. LLC	5.125%	6/16/25	155	168
	Ford Motor Credit Co. LLC	4.134%	8/4/25	65	69
	Ford Motor Credit Co. LLC	3.375%	11/13/25	590	607
	Ford Motor Credit Co. LLC	2.700%	8/10/26	440	441
	Ford Motor Credit Co. LLC	4.271%	1/9/27	450	479
	Ford Motor Credit Co. LLC	3.815%	11/2/27	645	672
	Ford Motor Credit Co. LLC	2.900%	2/16/28	375	373
	General Motors Co.	4.875%	10/2/23	6,000	6,483
	General Motors Co.	5.400%	10/2/23	1,000	1,091
	General Motors Co.	6.125%	10/1/25	1,000	1,172
	General Motors Co.	5.200%	4/1/45	1,600	1,944
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,242	1,327
	General Motors Financial Co. Inc.	2.900%	2/26/25	157	165
20

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	4.350%	4/9/25	263	289
	General Motors Financial Co. Inc.	2.750%	6/20/25	1,770	1,851
	General Motors Financial Co. Inc.	1.250%	1/8/26	3,000	2,964
[9]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	1,020	1,067
[9]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	270	291
	Home Depot Inc.	2.800%	9/14/27	225	243
	Home Depot Inc.	3.900%	12/6/28	217	248
	Home Depot Inc.	2.950%	6/15/29	2,763	2,982
	Home Depot Inc.	1.375%	3/15/31	1,500	1,420
	Home Depot Inc.	4.250%	4/1/46	720	884
	Home Depot Inc.	3.900%	6/15/47	100	117
	Home Depot Inc.	4.500%	12/6/48	500	642
	Home Depot Inc.	3.125%	12/15/49	750	782
	Home Depot Inc.	2.750%	9/15/51	2,000	1,952
[9]	International Game Technology plc	4.125%	4/15/26	110	114
[9]	International Game Technology plc	6.250%	1/15/27	25	28
	Lennar Corp.	5.250%	6/1/26	100	115
	Lennar Corp.	4.750%	11/29/27	5	6
[9]	Lithia Motors Inc.	4.625%	12/15/27	285	300
[9]	Lithia Motors Inc.	3.875%	6/1/29	525	546
[9]	Lithia Motors Inc.	4.375%	1/15/31	425	455
[9]	Live Nation Entertainment Inc.	5.625%	3/15/26	20	21
[9]	Live Nation Entertainment Inc.	6.500%	5/15/27	900	991
[9]	Live Nation Entertainment Inc.	3.750%	1/15/28	110	109
	Lowe's Cos. Inc.	3.100%	5/3/27	880	952
	Lowe's Cos. Inc.	1.300%	4/15/28	1,050	1,020
	Lowe's Cos. Inc.	1.700%	9/15/28	1,840	1,824
	Lowe's Cos. Inc.	4.050%	5/3/47	250	286
	Magna International Inc.	2.450%	6/15/30	200	203
[5]	Marriott International Inc.	4.625%	6/15/30	4,180	4,781
[5]	McDonald's Corp.	2.625%	9/1/29	1,311	1,367
[5]	McDonald's Corp.	3.625%	9/1/49	1,175	1,283
[5]	McDonald's Corp.	4.200%	4/1/50	1,745	2,083
[9]	Meritage Homes Corp.	3.875%	4/15/29	1,030	1,081
[9]	NCL Corp. Ltd.	5.875%	3/15/26	565	579
[9]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	3,000	2,994
[9]	Nissan Motor Acceptance Co. LLC	2.450%	9/15/28	1,710	1,692
[9]	Nissan Motor Co. Ltd.	3.043%	9/15/23	7,100	7,383
[9]	Nissan Motor Co. Ltd.	4.345%	9/17/27	3,750	4,124
[9]	Penn National Gaming Inc.	5.625%	1/15/27	85	88
	PulteGroup Inc.	5.500%	3/1/26	280	325
	PulteGroup Inc.	5.000%	1/15/27	100	116
[9]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	30	34
[9]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	25	27
[9]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	36	41
[9]	SeaWorld Parks & Entertainment Inc.	5.250%	8/15/29	295	302
	Stanley Black & Decker Inc.	3.400%	3/1/26	265	289
	Stanley Black & Decker Inc.	2.300%	3/15/30	1,126	1,157
	Starbucks Corp.	3.500%	3/1/28	335	369
	Starbucks Corp.	3.500%	11/15/50	600	638
[9]	Stellantis Finance US Inc.	1.711%	1/29/27	760	758
[9]	Tempur Sealy International Inc.	3.875%	10/15/31	360	361
	Toll Brothers Finance Corp.	4.350%	2/15/28	4,750	5,217
	Toll Brothers Finance Corp.	3.800%	11/1/29	2,705	2,904
[5]	Toyota Motor Credit Corp.	2.900%	3/30/23	4,000	4,155
21

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Toyota Motor Credit Corp.	3.650%	1/8/29	279	314
	Tri Pointe Homes Inc.	5.700%	6/15/28	100	109
[9]	Vail Resorts Inc.	6.250%	5/15/25	1,091	1,153
[5,14]	Volkswagen Financial Services AG	2.250%	10/16/26	2,100	2,671
[5,13]	Volkswagen Financial Services NV	1.125%	9/18/23	6,600	8,915
[9]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	3,000	3,044
[9]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	4,000	4,092
[9]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	1,000	1,039
[9]	Volkswagen Group of America Finance LLC	1.625%	11/24/27	5,000	4,949
[5,14]	Volkswagen Leasing GmbH	1.375%	1/20/25	2,142	2,584
[5,14]	Volkswagen Leasing GmbH	0.375%	7/20/26	1,147	1,331
[9]	William Carter Co.	5.500%	5/15/25	230	242
[9]	Williams Scotsman International Inc.	4.625%	8/15/28	129	135
[9]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	985	1,028
					144,125
Consumer Staples (2.3%)
[9]	7-Eleven Inc.	0.950%	2/10/26	2,165	2,121
[9]	7-Eleven Inc.	1.300%	2/10/28	2,650	2,546
[9]	7-Eleven Inc.	1.800%	2/10/31	1,500	1,428
[9]	7-Eleven Inc.	2.800%	2/10/51	4,660	4,301
[9]	Alimentation Couche-Tard Inc.	3.550%	7/26/27	221	243
	Altria Group Inc.	2.350%	5/6/25	1,000	1,036
	Altria Group Inc.	4.400%	2/14/26	2,570	2,881
	Altria Group Inc.	5.800%	2/14/39	2,000	2,461
	Altria Group Inc.	3.400%	2/4/41	6,000	5,674
	Altria Group Inc.	5.375%	1/31/44	325	383
	Altria Group Inc.	5.950%	2/14/49	135	172
	Altria Group Inc.	4.450%	5/6/50	300	316
[5]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	331	363
[5]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	3,090	3,735
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	250	274
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,250	7,401
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	198	224
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	4,000	4,710
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	150	164
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	750	972
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	1,000	1,166
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,117	1,381
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,300	2,474
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	545	653
	BAT Capital Corp.	3.215%	9/6/26	200	213
	BAT Capital Corp.	4.390%	8/15/37	3,050	3,257
	BAT Capital Corp.	4.540%	8/15/47	1,550	1,615
	BAT Capital Corp.	3.984%	9/25/50	975	941
	BAT International Finance plc	1.668%	3/25/26	6,660	6,663
[5,13]	BAT International Finance plc	2.250%	9/9/52	500	467
	Coca-Cola Co.	3.000%	3/5/51	1,800	1,861
	Constellation Brands Inc.	3.200%	2/15/23	550	569
	Constellation Brands Inc.	3.750%	5/1/50	1,200	1,304
	Costco Wholesale Corp.	1.375%	6/20/27	3,000	3,015
	Dollar General Corp.	4.125%	5/1/28	250	284
22

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Mills Inc.	2.600%	10/12/22	5,000	5,105
	General Mills Inc.	2.875%	4/15/30	205	216
[9]	General Mills Inc.	3.000%	2/1/51	1,042	1,041
	Hormel Foods Corp.	0.650%	6/3/24	2,000	2,002
	Hormel Foods Corp.	1.700%	6/3/28	2,200	2,211
	Hormel Foods Corp.	1.800%	6/11/30	90	89
	J M Smucker Co.	3.375%	12/15/27	273	299
	J M Smucker Co.	3.550%	3/15/50	1,200	1,296
	Kellogg Co.	4.500%	4/1/46	530	648
	Keurig Dr Pepper Inc.	3.350%	3/15/51	4,000	4,161
	Kimberly-Clark Corp.	1.050%	9/15/27	1,700	1,676
	Kimberly-Clark Corp.	3.100%	3/26/30	2,279	2,496
	Kraft Heinz Foods Co.	3.875%	5/15/27	3,090	3,371
	Kraft Heinz Foods Co.	3.750%	4/1/30	1,315	1,426
	Kraft Heinz Foods Co.	4.250%	3/1/31	530	598
	Kraft Heinz Foods Co.	4.875%	10/1/49	380	463
	Kroger Co.	2.200%	5/1/30	1,000	1,004
	Kroger Co.	3.875%	10/15/46	3,125	3,437
[9]	Lamb Weston Holdings Inc.	4.625%	11/1/24	60	62
[9]	Lamb Weston Holdings Inc.	4.875%	11/1/26	160	164
[9]	Lamb Weston Holdings Inc.	4.875%	5/15/28	450	495
	Mondelez International Inc.	2.750%	4/13/30	2,807	2,937
	Mondelez International Inc.	1.500%	2/4/31	2,600	2,448
[9]	Nestle Holdings Inc.	1.000%	9/15/27	2,500	2,435
[9]	Nestle Holdings Inc.	4.000%	9/24/48	150	183
	PepsiCo Inc.	4.450%	4/14/46	1,000	1,269
	PepsiCo Inc.	3.450%	10/6/46	1,000	1,105
[9]	Performance Food Group Inc.	4.250%	8/1/29	590	591
[5,14]	Philip Morris International Inc.	2.875%	3/3/26	1,086	1,410
	Philip Morris International Inc.	2.100%	5/1/30	200	199
[14]	Philip Morris International Inc.	2.000%	5/9/36	1,400	1,706
	Philip Morris International Inc.	4.250%	11/10/44	2,050	2,348
[9]	Pilgrim's Pride Corp.	3.500%	3/1/32	355	361
[9]	Post Holdings Inc.	5.750%	3/1/27	70	73
[9]	Post Holdings Inc.	5.625%	1/15/28	230	242
	Procter & Gamble Co.	2.800%	3/25/27	130	140
[9]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	230	247
	Reynolds American Inc.	4.450%	6/12/25	599	660
	Sysco Corp.	5.650%	4/1/25	1,000	1,150
	Tyson Foods Inc.	4.000%	3/1/26	348	387
	Tyson Foods Inc.	4.350%	3/1/29	259	299
	Tyson Foods Inc.	4.550%	6/2/47	2,000	2,448
	Tyson Foods Inc.	5.100%	9/28/48	910	1,201
	Unilever Capital Corp.	2.600%	5/5/24	400	420
	Unilever Capital Corp.	2.125%	9/6/29	294	300
[5]	Unilever Capital Corp.	2.625%	8/12/51	3,500	3,377
	Walmart Inc.	1.500%	9/22/28	1,810	1,803
	Walmart Inc.	2.650%	9/22/51	2,000	1,991
					131,258
Energy (3.1%)
[9]	Antero Resources Corp.	5.375%	3/1/30	625	658
	Baker Hughes a GE Co. LLC	3.337%	12/15/27	248	270
[5]	BP Capital Markets America Inc.	3.216%	11/28/23	5,670	5,976
	BP Capital Markets America Inc.	3.194%	4/6/25	248	265
	BP Capital Markets America Inc.	3.796%	9/21/25	347	381
23

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.410%	2/11/26	444	484
[5]	BP Capital Markets America Inc.	3.119%	5/4/26	679	734
[5]	BP Capital Markets America Inc.	3.017%	1/16/27	248	267
	BP Capital Markets America Inc.	3.543%	4/6/27	3,000	3,304
	BP Capital Markets America Inc.	4.234%	11/6/28	925	1,062
	BP Capital Markets plc	3.279%	9/19/27	1,024	1,121
[9]	Cameron LNG LLC	3.701%	1/15/39	1,655	1,832
	Canadian Natural Resources Ltd.	2.950%	1/15/23	600	617
	Canadian Natural Resources Ltd.	3.800%	4/15/24	520	554
	Canadian Natural Resources Ltd.	3.850%	6/1/27	3,640	3,985
	Canadian Natural Resources Ltd.	2.950%	7/15/30	2,000	2,068
	Canadian Natural Resources Ltd.	6.250%	3/15/38	1,170	1,558
	Cenovus Energy Inc.	5.375%	7/15/25	5,529	6,260
	Cenovus Energy Inc.	4.250%	4/15/27	1,490	1,656
	Cenovus Energy Inc.	2.650%	1/15/32	850	835
	Cenovus Energy Inc.	6.750%	11/15/39	500	681
	Cenovus Energy Inc.	3.750%	2/15/52	1,000	975
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	3,014	3,404
	Cheniere Energy Inc.	4.625%	10/15/28	305	322
[9]	Cheniere Energy Partners LP	4.000%	3/1/31	450	473
[9]	Cheniere Energy Partners LP	3.250%	1/31/32	240	241
	Chevron Corp.	2.954%	5/16/26	195	210
	Chevron Corp.	2.978%	5/11/40	500	516
	Chevron USA Inc.	3.250%	10/15/29	1,000	1,095
	Chevron USA Inc.	2.343%	8/12/50	500	452
	Cimarex Energy Co.	3.900%	5/15/27	655	717
	Cimarex Energy Co.	4.375%	3/15/29	2,440	2,752
[9]	CNX Resources Corp.	6.000%	1/15/29	515	545
[9]	Colgate Energy Partners III LLC	5.875%	7/1/29	500	505
[9]	Comstock Resources Inc.	5.875%	1/15/30	865	900
[9]	ConocoPhillips	3.750%	10/1/27	890	993
[9]	ConocoPhillips	2.400%	2/15/31	350	356
[9]	ConocoPhillips	4.875%	10/1/47	440	571
	ConocoPhillips Co.	4.950%	3/15/26	1,197	1,376
	ConocoPhillips Co.	4.300%	11/15/44	265	318
[9]	CrownRock LP	5.625%	10/15/25	180	185
[9]	CrownRock LP	5.000%	5/1/29	150	157
	DCP Midstream Operating LP	5.625%	7/15/27	59	67
	DCP Midstream Operating LP	5.125%	5/15/29	350	394
	Devon Energy Corp.	5.850%	12/15/25	300	347
[9]	Devon Energy Corp.	5.250%	10/15/27	425	452
[9]	Devon Energy Corp.	5.875%	6/15/28	307	338
[9]	Devon Energy Corp.	4.500%	1/15/30	1,038	1,130
	Devon Energy Corp.	5.600%	7/15/41	200	251
	Diamondback Energy Inc.	4.750%	5/31/25	250	279
	Diamondback Energy Inc.	3.250%	12/1/26	2,217	2,370
	Diamondback Energy Inc.	4.400%	3/24/51	1,740	1,973
[9]	DT Midstream Inc.	4.125%	6/15/29	455	463
[9]	DT Midstream Inc.	4.375%	6/15/31	315	326
[9]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	71
	Enable Midstream Partners LP	3.900%	5/15/24	280	297
	Enable Midstream Partners LP	4.950%	5/15/28	1,778	2,000
	Enbridge Energy Partners LP	5.500%	9/15/40	125	160
	Enbridge Inc.	3.700%	7/15/27	1,200	1,319
	Enbridge Inc.	3.125%	11/15/29	450	481
24

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Endeavor Energy Resources LP	6.625%	7/15/25	45	48
[9]	Endeavor Energy Resources LP	5.750%	1/30/28	105	111
	Energy Transfer LP	5.950%	12/1/25	2,000	2,319
	Energy Transfer LP	3.750%	5/15/30	3,770	4,070
	Energy Transfer LP	6.050%	6/1/41	700	868
	Energy Transfer LP	6.500%	2/1/42	1,400	1,823
	Energy Transfer LP	6.250%	4/15/49	400	526
[9]	EnLink Midstream LLC	5.625%	1/15/28	100	107
	EnLink Midstream LLC	5.375%	6/1/29	260	275
	Enterprise Products Operating LLC	5.950%	2/1/41	380	516
	Enterprise Products Operating LLC	4.850%	3/15/44	2,400	2,887
	Enterprise Products Operating LLC	5.100%	2/15/45	2,000	2,490
	Enterprise Products Operating LLC	4.900%	5/15/46	860	1,054
	EOG Resources Inc.	3.900%	4/1/35	200	227
[9]	EQM Midstream Partners LP	6.500%	7/1/27	155	174
	EQT Corp.	3.000%	10/1/22	20	20
[9]	EQT Corp.	3.125%	5/15/26	150	154
	EQT Corp.	5.000%	1/15/29	330	372
	Exxon Mobil Corp.	2.610%	10/15/30	1,731	1,813
[14]	Exxon Mobil Corp.	1.408%	6/26/39	1,200	1,343
	Exxon Mobil Corp.	4.227%	3/19/40	1,235	1,467
	Exxon Mobil Corp.	4.114%	3/1/46	1,000	1,173
	Exxon Mobil Corp.	3.452%	4/15/51	655	701
[5,14]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	300	366
[14]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	1,800	2,193
[14]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	500	603
[5]	Gazprom PJSC Via Gaz Finance plc	2.950%	1/27/29	5,000	4,913
[9]	Helmerich & Payne Inc.	2.900%	9/29/31	2,670	2,678
[9]	Hilcorp Energy I LP	5.750%	2/1/29	80	82
[9]	Hilcorp Energy I LP	6.000%	2/1/31	95	98
[5]	KazTransGas JSC	4.375%	9/26/27	1,488	1,641
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	500	540
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	611	783
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	300	375
	Kinder Morgan Inc.	5.300%	12/1/34	2,280	2,812
	Kinder Morgan Inc.	5.550%	6/1/45	500	638
	Marathon Petroleum Corp.	4.750%	12/15/23	1,222	1,320
	Marathon Petroleum Corp.	4.700%	5/1/25	2,732	3,049
	Marathon Petroleum Corp.	5.125%	12/15/26	290	337
	Marathon Petroleum Corp.	6.500%	3/1/41	500	688
	Marathon Petroleum Corp.	4.750%	9/15/44	500	585
	Marathon Petroleum Corp.	4.500%	4/1/48	200	227
	Marathon Petroleum Corp.	5.000%	9/15/54	845	1,013
[9]	MEG Energy Corp.	6.500%	1/15/25	402	414
[9]	MEG Energy Corp.	5.875%	2/1/29	60	61
	MPLX LP	4.875%	6/1/25	3,000	3,348
	MPLX LP	1.750%	3/1/26	2,650	2,666
	MPLX LP	4.500%	4/15/38	1,850	2,069
	NuStar Logistics LP	5.750%	10/1/25	55	59
	NuStar Logistics LP	6.375%	10/1/30	230	255
	Occidental Petroleum Corp.	5.550%	3/15/26	200	222
	Occidental Petroleum Corp.	3.400%	4/15/26	75	77
	Occidental Petroleum Corp.	3.200%	8/15/26	855	873
	Occidental Petroleum Corp.	3.000%	2/15/27	170	170
	Occidental Petroleum Corp.	4.400%	8/15/49	305	300
25

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ONEOK Inc.	5.850%	1/15/26	1,000	1,174
	ONEOK Inc.	3.400%	9/1/29	500	531
	ONEOK Inc.	4.950%	7/13/47	500	586
	ONEOK Inc.	5.200%	7/15/48	435	530
	Ovintiv Exploration Inc.	5.375%	1/1/26	945	1,067
[9]	Parkland Corp.	4.500%	10/1/29	300	304
[5]	Petronas Capital Ltd.	3.500%	4/21/30	400	434
	Phillips 66	3.700%	4/6/23	450	471
	Phillips 66	3.850%	4/9/25	202	220
	Phillips 66	4.650%	11/15/34	1,035	1,235
	Phillips 66 Partners LP	3.605%	2/15/25	305	326
	Phillips 66 Partners LP	3.750%	3/1/28	885	960
	Phillips 66 Partners LP	3.150%	12/15/29	2,569	2,680
	Pioneer Natural Resources Co.	1.900%	8/15/30	4,400	4,208
	Plains All American Pipeline LP	4.650%	10/15/25	2,000	2,216
	Plains All American Pipeline LP	4.500%	12/15/26	4,010	4,480
	Plains All American Pipeline LP	3.550%	12/15/29	1,000	1,052
	Plains All American Pipeline LP	4.900%	2/15/45	410	445
[9]	SA Global Sukuk Ltd.	0.946%	6/17/24	5,893	5,837
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	570	647
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,669	1,963
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	2,964	3,311
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	2,000	2,307
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	475	480
	Shell International Finance BV	2.375%	11/7/29	1,245	1,291
	Shell International Finance BV	4.550%	8/12/43	500	626
	Shell International Finance BV	4.375%	5/11/45	500	614
	Shell International Finance BV	3.750%	9/12/46	550	625
	Shell International Finance BV	3.125%	11/7/49	1,300	1,352
	Spectra Energy Partners LP	4.500%	3/15/45	300	351
	Suncor Energy Inc.	3.100%	5/15/25	1,485	1,580
	Suncor Energy Inc.	6.500%	6/15/38	855	1,193
	Suncor Energy Inc.	3.750%	3/4/51	1,430	1,530
[9]	Tap Rock Resources LLC	7.000%	10/1/26	420	430
	Targa Resources Partners LP	6.500%	7/15/27	120	129
	TotalEnergies Capital International SA	2.829%	1/10/30	200	213
	TransCanada PipeLines Ltd.	4.875%	1/15/26	244	279
	TransCanada PipeLines Ltd.	4.250%	5/15/28	155	177
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,155	1,359
	TransCanada PipeLines Ltd.	6.200%	10/15/37	900	1,227
	TransCanada PipeLines Ltd.	5.000%	10/16/43	1,000	1,240
	TransCanada PipeLines Ltd.	4.875%	5/15/48	500	633
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	75	84
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	780	835
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	400	482
	Valero Energy Corp.	4.350%	6/1/28	300	337
	Valero Energy Corp.	4.900%	3/15/45	100	120
[9]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	475	490
	Western Midstream Operating LP	5.300%	2/1/30	160	177
	Williams Cos. Inc.	6.300%	4/15/40	200	273
	Williams Cos. Inc.	5.100%	9/15/45	535	663
					180,116
Financials (9.3%)
	AerCap Ireland Capital DAC	4.500%	9/15/23	4,525	4,822
	AerCap Ireland Capital DAC	4.450%	4/3/26	2,050	2,239
26

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aflac Inc.	1.125%	3/15/26	910	910
	Aflac Inc.	4.750%	1/15/49	850	1,112
[5]	Air Lease Corp.	2.875%	1/15/26	1,600	1,669
[5]	Air Lease Corp.	3.750%	6/1/26	1,269	1,374
	Air Lease Corp.	3.125%	12/1/30	2,000	2,041
[9]	Alliant Holdings Intermediate LLC	4.250%	10/15/27	75	76
[9]	Alliant Holdings Intermediate LLC	6.750%	10/15/27	345	358
	Ally Financial Inc.	1.450%	10/2/23	1,545	1,569
	American Express Co.	3.400%	2/22/24	331	352
	American Express Co.	2.500%	7/30/24	401	421
	American Express Co.	3.000%	10/30/24	5,726	6,111
	American International Group Inc.	2.500%	6/30/25	245	257
	American International Group Inc.	4.500%	7/16/44	1,367	1,669
	American International Group Inc.	4.800%	7/10/45	715	907
	American International Group Inc.	4.375%	6/30/50	1,716	2,112
	Ameriprise Financial Inc.	3.700%	10/15/24	207	225
	Ameriprise Financial Inc.	3.000%	4/2/25	694	737
	Aon Corp.	2.800%	5/15/30	200	209
	Aon plc	4.600%	6/14/44	478	593
	Aon plc	4.750%	5/15/45	505	638
[5,14]	ASB Finance Ltd.	0.500%	9/24/29	1,402	1,630
[9]	Athene Global Funding	0.950%	1/8/24	2,000	2,010
[5,14]	Athene Global Funding	1.125%	9/2/25	5,830	6,999
[5,14]	Athene Global Funding	0.625%	1/12/28	2,700	3,125
[5,13]	Athene Global Funding	1.875%	11/30/28	700	936
[9]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	5,200	5,405
[13]	Aviva plc	6.125%	11/14/36	1,790	2,892
[9]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	2,000	1,981
[9]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	2,175	2,343
	Banco Santander SA	2.746%	5/28/25	200	210
	Banco Santander SA	3.490%	5/28/30	200	215
	Banco Santander SA	2.749%	12/3/30	2,130	2,116
[5]	Bank of America Corp.	2.816%	7/21/23	4,002	4,078
[5]	Bank of America Corp.	3.864%	7/23/24	2,610	2,762
[5]	Bank of America Corp.	0.810%	10/24/24	5,000	5,017
[5]	Bank of America Corp.	4.000%	1/22/25	1,000	1,088
[5]	Bank of America Corp.	0.981%	9/25/25	4,000	4,005
[5]	Bank of America Corp.	3.093%	10/1/25	479	509
[5]	Bank of America Corp.	3.366%	1/23/26	4,099	4,380
[5]	Bank of America Corp.	2.015%	2/13/26	356	365
[5]	Bank of America Corp.	1.319%	6/19/26	1,755	1,754
[5]	Bank of America Corp.	3.559%	4/23/27	242	263
	Bank of America Corp.	1.734%	7/22/27	6,520	6,554
[5]	Bank of America Corp.	3.824%	1/20/28	433	478
[5]	Bank of America Corp.	3.705%	4/24/28	244	268
[5]	Bank of America Corp.	3.419%	12/20/28	520	564
[5]	Bank of America Corp.	3.970%	3/5/29	1,635	1,819
[5]	Bank of America Corp.	2.087%	6/14/29	5,000	4,996
[5]	Bank of America Corp.	4.271%	7/23/29	201	228
[5]	Bank of America Corp.	3.194%	7/23/30	1,050	1,119
[5]	Bank of America Corp.	1.898%	7/23/31	1,550	1,492
[5,14]	Bank of America Corp.	0.654%	10/26/31	1,300	1,488
	Bank of America Corp.	2.687%	4/22/32	2,500	2,552
	Bank of America Corp.	2.299%	7/21/32	6,800	6,704
27

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Bank of America Corp.	2.676%	6/19/41	1,700	1,643
	Bank of America Corp.	3.311%	4/22/42	400	421
[5]	Bank of America Corp.	4.875%	4/1/44	1,000	1,293
[5]	Bank of America Corp.	3.946%	1/23/49	1,000	1,161
[5]	Bank of America Corp.	4.083%	3/20/51	2,000	2,366
[5]	Bank of America Corp.	2.831%	10/24/51	1,000	962
[5]	Bank of Montreal	3.300%	2/5/24	431	458
	Bank of New York Mellon Corp.	3.400%	5/15/24	200	214
[5]	Bank of New York Mellon Corp.	2.100%	10/24/24	200	208
	Bank of Nova Scotia	2.200%	2/3/25	278	288
	Bank of Nova Scotia	2.700%	8/3/26	269	285
[9]	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	200	209
	Barclays plc	3.684%	1/10/23	5,000	5,044
	Barclays plc	4.375%	9/11/24	510	555
	Barclays plc	1.007%	12/10/24	3,820	3,837
[5]	Barclays plc	3.932%	5/7/25	1,200	1,288
[5]	Barclays plc	2.852%	5/7/26	414	434
	Barclays plc	5.200%	5/12/26	2,000	2,290
	Barclays plc	4.337%	1/10/28	2,844	3,181
	Barclays plc	3.564%	9/23/35	1,000	1,036
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	420	509
	BlackRock Inc.	3.200%	3/15/27	200	219
[5,14]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	3,200	3,739
[5,14]	Blackstone Property Partners Europe Holdings Sarl	1.750%	3/12/29	1,500	1,804
[9]	BNP Paribas SA	2.219%	6/9/26	1,360	1,396
[9]	BNP Paribas SA	1.323%	1/13/27	2,770	2,726
[5,14]	BNP Paribas SA	1.125%	1/15/32	1,200	1,410
[9]	BPCE SA	3.250%	1/11/28	200	216
	Brookfield Asset Management Inc.	4.000%	1/15/25	200	218
	Brookfield Finance Inc.	3.900%	1/25/28	200	222
[5]	Capital One Bank USA NA	2.280%	1/28/26	1,853	1,916
	Cboe Global Markets Inc.	1.625%	12/15/30	3,740	3,573
	Charles Schwab Corp.	0.750%	3/18/24	2,200	2,210
	Charles Schwab Corp.	3.850%	5/21/25	422	462
	Charles Schwab Corp.	3.300%	4/1/27	200	218
	Charles Schwab Corp.	3.200%	1/25/28	206	225
	Chubb INA Holdings Inc.	3.350%	5/15/24	270	289
	Chubb INA Holdings Inc.	3.350%	5/3/26	329	359
	Chubb INA Holdings Inc.	4.350%	11/3/45	1,710	2,150
	Citigroup Inc.	0.981%	5/1/25	3,625	3,639
[5]	Citigroup Inc.	3.106%	4/8/26	210	223
	Citigroup Inc.	3.400%	5/1/26	331	360
	Citigroup Inc.	3.200%	10/21/26	1,524	1,643
	Citigroup Inc.	4.450%	9/29/27	1,907	2,169
[5]	Citigroup Inc.	3.887%	1/10/28	200	221
[5]	Citigroup Inc.	3.668%	7/24/28	1,198	1,317
[5]	Citigroup Inc.	3.520%	10/27/28	200	218
[5]	Citigroup Inc.	3.980%	3/20/30	207	233
[5]	Citigroup Inc.	4.412%	3/31/31	248	286
[5]	Citigroup Inc.	2.572%	6/3/31	650	662
	Citigroup Inc.	2.561%	5/1/32	3,000	3,034
[5]	Citigroup Inc.	3.878%	1/24/39	1,500	1,715
	Citigroup Inc.	4.650%	7/23/48	1,000	1,292
28

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Coinbase Global Inc.	3.625%	10/1/31	355	338
	Cooperatieve Rabobank UA	4.625%	12/1/23	1,500	1,625
[9]	Cooperatieve Rabobank UA	2.625%	7/22/24	200	210
[5]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	2,800	2,838
[5]	Credit Suisse AG	3.625%	9/9/24	556	600
[5,14]	Credit Suisse Group AG	0.650%	1/14/28	1,600	1,853
[5,13]	Credit Suisse Group AG	2.250%	6/9/28	1,700	2,328
[9]	Credit Suisse Group AG	3.091%	5/14/32	3,300	3,383
[9]	Danske Bank A/S	1.171%	12/8/23	4,000	4,019
[5,14]	Danske Bank A/S	1.000%	5/15/31	2,200	2,559
[5]	Deutsche Bank AG	2.222%	9/18/24	1,350	1,383
	Deutsche Bank AG	2.129%	11/24/26	1,870	1,900
	Deutsche Bank AG	3.035%	5/28/32	4,000	4,082
[5]	Development Bank of Kazakhstan JSC	4.125%	12/10/22	8,118	8,398
[9]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	3,000	3,024
[5]	Discover Bank	4.250%	3/13/26	2,700	3,009
	Enstar Group Ltd.	4.950%	6/1/29	1,630	1,846
	Equitable Holdings Inc.	5.000%	4/20/48	290	370
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	1,500	1,597
	Fidelity National Financial Inc.	3.200%	9/17/51	3,645	3,477
	FS KKR Capital Corp.	3.400%	1/15/26	1,200	1,253
	GE Capital Funding LLC	3.450%	5/15/25	1,250	1,348
	GE Capital Funding LLC	4.400%	5/15/30	6,000	6,970
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	5,000	6,011
[5]	Goldman Sachs Group Inc.	2.905%	7/24/23	10,015	10,210
	Goldman Sachs Group Inc.	3.500%	1/23/25	359	385
	Goldman Sachs Group Inc.	3.750%	5/22/25	1,859	2,014
[5]	Goldman Sachs Group Inc.	3.272%	9/29/25	253	270
[5,13]	Goldman Sachs Group Inc.	1.000%	12/16/25	5,600	7,478
	Goldman Sachs Group Inc.	3.750%	2/25/26	207	227
[5,14]	Goldman Sachs Group Inc.	2.875%	6/3/26	3,800	4,956
[5]	Goldman Sachs Group Inc.	1.093%	12/9/26	1,430	1,409
	Goldman Sachs Group Inc.	3.850%	1/26/27	200	220
	Goldman Sachs Group Inc.	1.431%	3/9/27	3,865	3,854
[5]	Goldman Sachs Group Inc.	3.691%	6/5/28	344	378
[5]	Goldman Sachs Group Inc.	4.223%	5/1/29	1,750	1,980
	Goldman Sachs Group Inc.	2.600%	2/7/30	207	213
	Goldman Sachs Group Inc.	1.992%	1/27/32	4,000	3,854
	Goldman Sachs Group Inc.	2.615%	4/22/32	2,000	2,024
[5,14]	Goldman Sachs Group Inc.	1.000%	3/18/33	900	1,043
[5]	Goldman Sachs Group Inc.	4.411%	4/23/39	958	1,149
	Goldman Sachs Group Inc.	3.210%	4/22/42	1,500	1,551
[14]	Helvetia Europe SA	2.750%	9/30/41	1,600	2,019
	HSBC Holdings plc	0.976%	5/24/25	2,900	2,894
[5]	HSBC Holdings plc	2.633%	11/7/25	1,670	1,741
	HSBC Holdings plc	4.300%	3/8/26	215	239
[5]	HSBC Holdings plc	1.645%	4/18/26	1,905	1,916
	HSBC Holdings plc	3.900%	5/25/26	257	282
[5]	HSBC Holdings plc	2.099%	6/4/26	4,449	4,543
[5]	HSBC Holdings plc	4.292%	9/12/26	200	221
	HSBC Holdings plc	1.589%	5/24/27	2,910	2,892
[13]	HSBC Holdings plc	1.750%	7/24/27	2,000	2,688
[5]	HSBC Holdings plc	4.041%	3/13/28	652	721
[5]	HSBC Holdings plc	2.013%	9/22/28	2,000	1,999
29

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	HSBC Holdings plc	4.583%	6/19/29	348	396
[5]	HSBC Holdings plc	3.973%	5/22/30	248	274
[5]	HSBC Holdings plc	2.357%	8/18/31	1,000	988
	HSBC Holdings plc	2.804%	5/24/32	3,100	3,142
[5,13]	HSBC Holdings plc	6.000%	3/29/40	500	921
	ING Groep NV	3.950%	3/29/27	214	240
	ING Groep NV	4.050%	4/9/29	236	268
	Intercontinental Exchange Inc.	0.700%	6/15/23	2,120	2,130
	Intercontinental Exchange Inc.	2.650%	9/15/40	1,730	1,656
	Intercontinental Exchange Inc.	3.000%	9/15/60	1,470	1,389
[9]	Intesa Sanpaolo SpA	3.250%	9/23/24	500	529
[9]	Intesa Sanpaolo SpA	4.000%	9/23/29	200	219
[5,13]	Intesa Sanpaolo SpA	2.500%	1/15/30	450	617
[5,13]	Intesa Sanpaolo SpA	2.625%	3/11/36	478	640
	Invesco Finance plc	4.000%	1/30/24	200	215
	Invesco Finance plc	5.375%	11/30/43	590	777
[14]	JAB Holdings BV	3.375%	4/17/35	700	983
[14]	JAB Holdings BV	2.250%	12/19/39	500	601
[5]	JPMorgan Chase & Co.	4.023%	12/5/24	7,223	7,740
[5]	JPMorgan Chase & Co.	3.220%	3/1/25	284	300
	JPMorgan Chase & Co.	3.900%	7/15/25	256	280
[5]	JPMorgan Chase & Co.	2.005%	3/13/26	2,110	2,163
	JPMorgan Chase & Co.	3.200%	6/15/26	303	327
	JPMorgan Chase & Co.	1.578%	4/22/27	4,000	4,007
[5]	JPMorgan Chase & Co.	3.782%	2/1/28	207	228
[5]	JPMorgan Chase & Co.	3.540%	5/1/28	3,807	4,161
[5]	JPMorgan Chase & Co.	3.509%	1/23/29	473	515
[5]	JPMorgan Chase & Co.	4.005%	4/23/29	384	430
[5]	JPMorgan Chase & Co.	4.452%	12/5/29	200	230
[5]	JPMorgan Chase & Co.	2.739%	10/15/30	229	238
	JPMorgan Chase & Co.	2.580%	4/22/32	3,500	3,554
[5]	JPMorgan Chase & Co.	3.882%	7/24/38	2,750	3,143
	JPMorgan Chase & Co.	2.525%	11/19/41	2,620	2,488
[5]	JPMorgan Chase & Co.	3.964%	11/15/48	660	768
[5]	JPMorgan Chase & Co.	3.109%	4/22/51	3,600	3,673
	JPMorgan Chase & Co.	3.328%	4/22/52	1,750	1,843
[5]	KeyBank NA	3.300%	6/1/25	200	216
	Lazard Group LLC	4.500%	9/19/28	262	303
[5,13]	Leeds Building Society	1.500%	3/16/27	2,429	3,255
	Lloyds Banking Group plc	0.695%	5/11/24	9,840	9,862
	Lloyds Banking Group plc	4.450%	5/8/25	240	266
[5]	Lloyds Banking Group plc	3.870%	7/9/25	1,593	1,717
	Lloyds Banking Group plc	3.750%	1/11/27	576	633
	Lloyds Banking Group plc	4.375%	3/22/28	248	282
	Lloyds Banking Group plc	4.550%	8/16/28	200	230
[5,11,12]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	1.412%	3/7/25	1,000	739
[9]	Macquarie Group Ltd.	1.340%	1/12/27	4,800	4,760
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	343	366
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	254	273
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	336	390
	Mastercard Inc.	3.300%	3/26/27	200	220
	Mastercard Inc.	3.650%	6/1/49	614	706
	Mastercard Inc.	2.950%	3/15/51	2,000	2,066
	MetLife Inc.	4.550%	3/23/30	2,055	2,442
30

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	4.125%	8/13/42	1,000	1,188
[9]	Midcap Financial Issuer Trust	5.625%	1/15/30	347	344
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	200	207
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	753	819
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,000	1,005
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	360	401
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	265	284
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	8,400	8,326
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	515	579
[5]	Mizuho Financial Group Inc.	2.555%	9/13/25	248	259
	Mizuho Financial Group Inc.	1.234%	5/22/27	4,540	4,468
[5]	Mizuho Financial Group Inc.	3.153%	7/16/30	200	213
	Morgan Stanley	2.750%	5/19/22	2,100	2,134
[5]	Morgan Stanley	3.125%	1/23/23	2,597	2,689
[5]	Morgan Stanley	0.560%	11/10/23	4,127	4,133
[5]	Morgan Stanley	2.720%	7/22/25	7,830	8,201
[5]	Morgan Stanley	4.000%	7/23/25	244	269
[5]	Morgan Stanley	3.875%	1/27/26	707	781
[5]	Morgan Stanley	2.188%	4/28/26	2,070	2,137
	Morgan Stanley	3.625%	1/20/27	573	632
	Morgan Stanley	1.593%	5/4/27	3,900	3,911
[5]	Morgan Stanley	3.591%	7/22/28	751	825
[5]	Morgan Stanley	2.699%	1/22/31	500	517
[5]	Morgan Stanley	3.622%	4/1/31	265	292
[5]	Morgan Stanley	1.794%	2/13/32	4,500	4,284
[5]	Morgan Stanley	3.971%	7/22/38	1,000	1,151
[5]	Morgan Stanley	4.457%	4/22/39	525	635
	Morgan Stanley	3.217%	4/22/42	1,735	1,814
	Morgan Stanley	4.300%	1/27/45	725	884
[5]	Morgan Stanley	2.802%	1/25/52	1,215	1,178
	Nasdaq Inc.	2.500%	12/21/40	1,675	1,542
	NatWest Group plc	3.875%	9/12/23	600	636
[5]	NatWest Group plc	4.269%	3/22/25	700	755
[5]	NatWest Group plc	3.073%	5/22/28	1,175	1,247
[5,13]	NatWest Group plc	2.105%	11/28/31	2,100	2,827
[5,13]	NIBC Bank NV	3.125%	11/15/23	2,700	3,791
	OneMain Finance Corp.	3.875%	9/15/28	355	352
[5,14]	Phoenix Group Holdings plc	4.375%	1/24/29	1,600	2,189
[5]	PNC Bank NA	2.950%	2/23/25	259	275
[5]	PNC Bank NA	3.100%	10/25/27	623	680
[5]	PNC Bank NA	3.250%	1/22/28	250	274
[5]	PNC Bank NA	2.700%	10/22/29	200	210
	PNC Financial Services Group Inc.	3.450%	4/23/29	403	446
[9]	Protective Life Corp.	4.300%	9/30/28	200	224
	Prudential Financial Inc.	3.935%	12/7/49	2,530	2,975
[5]	Prudential Financial Inc.	4.350%	2/25/50	500	627
[7,9]	Rocket Mortgage LLC	4.000%	10/15/33	240	238
[5]	Royal Bank of Canada	2.550%	7/16/24	1,520	1,596
	Santander Holdings USA Inc.	3.500%	6/7/24	290	308
	Santander Holdings USA Inc.	4.400%	7/13/27	1,746	1,961
	Santander UK Group Holdings plc	1.673%	6/14/27	4,500	4,482
[9]	Standard Chartered plc	1.319%	10/14/23	1,260	1,268
	State Street Corp.	2.825%	3/30/23	200	202
	State Street Corp.	3.300%	12/16/24	343	371
	State Street Corp.	3.550%	8/18/25	282	309
31

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	State Street Corp.	2.354%	11/1/25	244	255
	State Street Corp.	3.152%	3/30/31	223	244
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	220	228
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	290	320
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	427	449
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	219
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	588	622
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	273	283
	SVB Financial Group	2.100%	5/15/28	3,775	3,812
	Synchrony Financial	3.950%	12/1/27	6,640	7,325
[5]	Toronto-Dominion Bank	2.650%	6/12/24	146	154
[5]	Toronto-Dominion Bank	1.150%	6/12/25	230	231
[5]	Truist Bank	3.200%	4/1/24	517	549
[5]	Truist Bank	1.500%	3/10/25	200	204
[5]	Truist Bank	3.625%	9/16/25	250	273
[5,14]	UniCredit SpA	1.625%	7/3/25	1,037	1,244
[5,14]	UniCredit SpA	1.200%	1/20/26	5,834	6,921
[5]	US Bancorp	3.700%	1/30/24	366	391
	US Bancorp	2.400%	7/30/24	248	260
[5]	US Bancorp	3.150%	4/27/27	256	279
[5]	US Bancorp	3.000%	7/30/29	200	214
	Visa Inc.	1.900%	4/15/27	200	207
[5]	Wells Fargo & Co.	3.000%	2/19/25	544	577
[5]	Wells Fargo & Co.	2.164%	2/11/26	3,256	3,361
	Wells Fargo & Co.	3.000%	4/22/26	504	541
[5]	Wells Fargo & Co.	2.188%	4/30/26	3,600	3,717
	Wells Fargo & Co.	3.000%	10/23/26	545	584
[5]	Wells Fargo & Co.	3.196%	6/17/27	200	215
[5]	Wells Fargo & Co.	4.300%	7/22/27	4,500	5,107
[5]	Wells Fargo & Co.	3.584%	5/22/28	244	268
[5]	Wells Fargo & Co.	2.879%	10/30/30	2,332	2,439
[5]	Wells Fargo & Co.	3.068%	4/30/41	2,750	2,831
[5]	Wells Fargo & Co.	4.650%	11/4/44	1,000	1,218
[5]	Wells Fargo & Co.	4.400%	6/14/46	750	893
[5]	Wells Fargo & Co.	5.013%	4/4/51	450	606
[5,13]	Wells Fargo Bank NA	5.250%	8/1/23	6,550	9,483
[5,12]	Westpac Banking Corp.	4.334%	8/16/29	1,920	1,497
[5]	Westpac Banking Corp.	2.894%	2/4/30	2,700	2,796
	Westpac Banking Corp.	2.963%	11/16/40	1,175	1,159
	Willis North America Inc.	2.950%	9/15/29	1,585	1,656
	Willis North America Inc.	3.875%	9/15/49	680	755
					540,114
Health Care (2.9%)
	Abbott Laboratories	4.900%	11/30/46	1,019	1,379
	AbbVie Inc.	3.375%	11/14/21	4,000	4,014
	AbbVie Inc.	2.600%	11/21/24	1,683	1,769
	AbbVie Inc.	3.800%	3/15/25	1,068	1,160
	AbbVie Inc.	2.950%	11/21/26	1,813	1,943
	AbbVie Inc.	3.200%	11/21/29	313	337
	AbbVie Inc.	4.050%	11/21/39	1,265	1,453
	AbbVie Inc.	4.875%	11/14/48	4,895	6,274
	AbbVie Inc.	4.250%	11/21/49	725	858
[5]	Allina Health System	3.887%	4/15/49	1,135	1,319
	AmerisourceBergen Corp.	4.300%	12/15/47	3,400	3,939
	Amgen Inc.	2.200%	2/21/27	2,609	2,698
32

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amgen Inc.	3.150%	2/21/40	2,250	2,294
	Amgen Inc.	3.375%	2/21/50	750	776
	Amgen Inc.	4.663%	6/15/51	500	631
	Anthem Inc.	3.650%	12/1/27	1,985	2,203
	Anthem Inc.	3.125%	5/15/50	2,450	2,480
	AstraZeneca Finance LLC	1.200%	5/28/26	1,000	1,000
	AstraZeneca Finance LLC	1.750%	5/28/28	1,800	1,811
[9]	Bausch Health Cos. Inc.	6.125%	4/15/25	222	227
[9]	Bausch Health Cos. Inc.	5.500%	11/1/25	45	46
[9]	Bausch Health Cos. Inc.	5.750%	8/15/27	95	100
[9]	Bausch Health Cos. Inc.	7.000%	1/15/28	220	225
[9]	Bausch Health Cos. Inc.	4.875%	6/1/28	270	280
[9]	Bausch Health Cos. Inc.	5.250%	2/15/31	210	193
[14]	Becton Dickinson & Co.	0.000%	8/13/23	3,800	4,413
	Becton Dickinson & Co.	3.700%	6/6/27	338	374
	Becton Dickinson & Co.	4.669%	6/6/47	300	374
[14]	Becton Dickinson Euro Finance Sarl	1.336%	8/13/41	300	334
	Boston Scientific Corp.	1.900%	6/1/25	1,000	1,025
	Boston Scientific Corp.	4.000%	3/1/29	500	567
	Boston Scientific Corp.	4.550%	3/1/39	800	972
	Bristol-Myers Squibb Co.	2.900%	7/26/24	212	225
	Bristol-Myers Squibb Co.	3.875%	8/15/25	95	105
	Bristol-Myers Squibb Co.	3.900%	2/20/28	270	305
	Bristol-Myers Squibb Co.	3.400%	7/26/29	2,962	3,283
	Bristol-Myers Squibb Co.	4.550%	2/20/48	875	1,123
	Bristol-Myers Squibb Co.	4.250%	10/26/49	450	558
	Bristol-Myers Squibb Co.	2.550%	11/13/50	1,500	1,414
	Centene Corp.	2.450%	7/15/28	2,990	3,004
	Centene Corp.	3.000%	10/15/30	290	297
	Centene Corp.	2.625%	8/1/31	1,290	1,282
[5]	Children's Hospital of Philadelphia	2.704%	7/1/50	2,850	2,766
[5]	CHRISTUS Health	4.341%	7/1/28	200	228
	Cigna Corp.	3.750%	7/15/23	1,084	1,146
	Cigna Corp.	1.250%	3/15/26	1,500	1,496
	Cigna Corp.	4.800%	8/15/38	1,730	2,117
	Cigna Corp.	3.400%	3/15/51	3,550	3,668
[5]	City of Hope	4.378%	8/15/48	80	99
	CommonSpirit Health	2.760%	10/1/24	615	647
	CVS Health Corp.	3.700%	3/9/23	2,560	2,673
	CVS Health Corp.	2.625%	8/15/24	200	210
	CVS Health Corp.	4.100%	3/25/25	413	454
	CVS Health Corp.	3.875%	7/20/25	645	706
	CVS Health Corp.	2.875%	6/1/26	207	221
	CVS Health Corp.	3.000%	8/15/26	2,329	2,500
	CVS Health Corp.	3.625%	4/1/27	1,419	1,565
	CVS Health Corp.	3.250%	8/15/29	25	27
	CVS Health Corp.	4.780%	3/25/38	4,150	5,080
	CVS Health Corp.	2.700%	8/21/40	1,300	1,245
	CVS Health Corp.	5.050%	3/25/48	400	516
	CVS Health Corp.	4.250%	4/1/50	400	473
	DH Europe Finance II Sarl	2.200%	11/15/24	290	302
	DH Europe Finance II Sarl	2.600%	11/15/29	500	521
	DH Europe Finance II Sarl	3.400%	11/15/49	1,120	1,211
	Eli Lilly & Co.	3.375%	3/15/29	200	222
	Eli Lilly & Co.	2.500%	9/15/60	1,800	1,658
33

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Encompass Health Corp.	4.500%	2/1/28	420	436
	Gilead Sciences Inc.	0.750%	9/29/23	4,300	4,300
	Gilead Sciences Inc.	3.500%	2/1/25	675	726
	Gilead Sciences Inc.	3.650%	3/1/26	433	474
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	298	337
	GlaxoSmithKline Capital plc	0.534%	10/1/23	2,775	2,780
	GlaxoSmithKline Capital plc	3.000%	6/1/24	4,932	5,229
	HCA Inc.	5.375%	2/1/25	275	307
	HCA Inc.	5.250%	6/15/26	757	869
	HCA Inc.	5.250%	6/15/49	975	1,237
[9]	Hill-Rom Holdings Inc.	4.375%	9/15/27	495	518
	Johnson & Johnson	2.450%	9/1/60	1,700	1,587
	Kaiser Foundation Hospitals	3.150%	5/1/27	3,550	3,859
	Medtronic Inc.	4.625%	3/15/45	500	652
	Merck & Co. Inc.	3.400%	3/7/29	631	699
	Merck & Co. Inc.	4.000%	3/7/49	925	1,109
[5]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	1,200	1,316
[7,9]	Mozart Debt Merger Sub Inc.	5.250%	10/1/29	360	360
[7,11,15,16]	Mozart Debt Merger Sub Inc. Bank Loan, 12M USD LIBOR + 3.250%	—%	9/30/28	450	448
[14]	Mylan Inc.	2.125%	5/23/25	5,170	6,383
	Mylan Inc.	4.550%	4/15/28	200	228
	Mylan Inc.	5.200%	4/15/48	3,575	4,374
	Novartis Capital Corp.	2.000%	2/14/27	1,000	1,034
	Novartis Capital Corp.	2.750%	8/14/50	850	856
[9]	Organon & Co.	4.125%	4/30/28	505	515
[9]	Organon & Co.	5.125%	4/30/31	300	315
	Pfizer Inc.	3.450%	3/15/29	382	425
	Pfizer Inc.	1.700%	5/28/30	200	197
	Pfizer Inc.	2.550%	5/28/40	1,546	1,530
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	642	693
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	248	244
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	2,000	2,025
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	1,500	1,524
[9]	Tenet Healthcare Corp.	4.625%	9/1/24	15	15
[9]	Tenet Healthcare Corp.	7.500%	4/1/25	15	16
[9]	Tenet Healthcare Corp.	4.875%	1/1/26	630	652
[9]	Tenet Healthcare Corp.	6.250%	2/1/27	205	213
[9]	Tenet Healthcare Corp.	4.250%	6/1/29	503	511
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	425	468
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	1,000	998
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	2,000	1,959
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	2,000	1,994
	UnitedHealth Group Inc.	2.375%	8/15/24	1,275	1,336
	UnitedHealth Group Inc.	3.450%	1/15/27	360	397
	UnitedHealth Group Inc.	3.375%	4/15/27	2,000	2,201
	UnitedHealth Group Inc.	3.850%	6/15/28	245	277
	UnitedHealth Group Inc.	2.750%	5/15/40	850	853
	UnitedHealth Group Inc.	4.375%	3/15/42	1,170	1,428
	UnitedHealth Group Inc.	3.250%	5/15/51	1,750	1,866
[14]	Upjohn Finance BV	1.908%	6/23/32	1,200	1,473
[5,14]	Utah Acquisition Sub Inc.	2.250%	11/22/24	600	740
	Utah Acquisition Sub Inc.	3.950%	6/15/26	200	220
[9]	Viatris Inc.	2.300%	6/22/27	200	204
34

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Viatris Inc.	2.700%	6/22/30	3,160	3,190
[9]	Viatris Inc.	3.850%	6/22/40	5,450	5,846
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	215	231
	Zoetis Inc.	3.000%	5/15/50	1,670	1,696
					167,185
Industrials (2.6%)
[5]	3M Co.	2.250%	9/19/26	100	105
	3M Co.	3.700%	4/15/50	796	912
[9]	Air Canada	3.875%	8/15/26	390	394
[9]	Airbus SE	3.150%	4/10/27	221	237
[9]	Allison Transmission Inc.	4.750%	10/1/27	525	547
[9]	Allison Transmission Inc.	3.750%	1/30/31	280	273
[9]	American Airlines Inc.	5.500%	4/20/26	540	567
[9]	American Airlines Inc.	5.750%	4/20/29	1,230	1,326
[9]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	310	316
[9]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	1,100	1,095
[9]	Aramark Services Inc.	6.375%	5/1/25	470	495
[9]	Aramark Services Inc.	5.000%	2/1/28	60	62
[5,12]	Aurizon Network Pty. Ltd.	4.000%	6/21/24	2,500	1,929
	Boeing Co.	2.700%	5/1/22	365	370
	Boeing Co.	2.800%	3/1/24	245	255
	Boeing Co.	4.875%	5/1/25	1,779	1,981
	Boeing Co.	2.750%	2/1/26	2,330	2,425
	Boeing Co.	2.250%	6/15/26	790	804
	Boeing Co.	2.700%	2/1/27	1,420	1,471
	Boeing Co.	5.040%	5/1/27	248	285
	Boeing Co.	3.450%	11/1/28	2,400	2,546
	Boeing Co.	3.200%	3/1/29	1,780	1,852
	Boeing Co.	5.150%	5/1/30	829	973
	Boeing Co.	5.705%	5/1/40	1,650	2,100
	Boeing Co.	5.805%	5/1/50	4,046	5,408
	Boeing Co.	5.930%	5/1/60	925	1,264
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,000	1,310
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	304	341
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	1,520	1,569
[9]	Cargo Aircraft Management Inc.	4.750%	2/1/28	510	527
	Carrier Global Corp.	2.242%	2/15/25	496	514
	Carrier Global Corp.	3.377%	4/5/40	2,825	2,959
[5]	Caterpillar Financial Services Corp.	2.625%	3/1/23	180	186
[5]	Caterpillar Financial Services Corp.	2.150%	11/8/24	200	209
[5]	Caterpillar Financial Services Corp.	1.100%	9/14/27	4,935	4,882
	Caterpillar Inc.	3.250%	4/9/50	2,000	2,176
[9]	Clark Equipment Co.	5.875%	6/1/25	170	178
[9]	Clean Harbors Inc.	4.875%	7/15/27	480	499
	CSX Corp.	3.250%	6/1/27	253	275
	CSX Corp.	4.250%	3/15/29	2,860	3,290
	CSX Corp.	4.750%	11/15/48	2,000	2,577
	CSX Corp.	3.800%	4/15/50	900	1,019
	CSX Corp.	2.500%	5/15/51	1,000	906
	Delta Air Lines Inc.	2.900%	10/28/24	80	82
[9]	Delta Air Lines Inc.	7.000%	5/1/25	735	858
[9]	Delta Air Lines Inc.	4.500%	10/20/25	2,249	2,408
[9]	Delta Air Lines Inc.	4.750%	10/20/28	8,099	9,034
35

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Delta Air Lines Inc.	3.750%	10/28/29	325	331
[5,14]	easyJet FinCo BV	1.875%	3/3/28	1,000	1,197
	Embraer SA	5.150%	6/15/22	1,400	1,435
	Emerson Electric Co.	1.800%	10/15/27	200	203
	FedEx Corp.	3.250%	5/15/41	2,020	2,044
	FedEx Corp.	3.875%	8/1/42	300	329
	FedEx Corp.	5.250%	5/15/50	900	1,188
[9]	First Student Bidco Inc.	4.000%	7/31/29	475	469
[5,13]	Gatwick Funding Ltd.	2.500%	4/15/30	800	1,063
	General Dynamics Corp.	2.625%	11/15/27	200	213
	General Dynamics Corp.	3.750%	5/15/28	200	225
	General Dynamics Corp.	4.250%	4/1/40	1,720	2,089
	General Dynamics Corp.	4.250%	4/1/50	520	657
	General Electric Co.	3.450%	5/1/27	2,760	3,029
	General Electric Co.	3.625%	5/1/30	876	974
[5]	General Electric Co.	6.750%	3/15/32	2,205	3,025
	General Electric Co.	4.350%	5/1/50	2,000	2,410
[9]	H&E Equipment Services Inc.	3.875%	12/15/28	350	349
[5,13]	Heathrow Funding Ltd.	6.750%	12/3/26	895	1,495
	Honeywell International Inc.	1.950%	6/1/30	286	287
[9]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	4,000	3,948
	L3Harris Technologies Inc.	3.850%	6/15/23	1,102	1,161
	L3Harris Technologies Inc.	3.850%	12/15/26	223	247
[5]	L3Harris Technologies Inc.	4.400%	6/15/28	2,200	2,510
	L3Harris Technologies Inc.	5.054%	4/27/45	1,200	1,566
	Lockheed Martin Corp.	1.850%	6/15/30	675	671
	Lockheed Martin Corp.	3.800%	3/1/45	3,303	3,821
	Lockheed Martin Corp.	4.700%	5/15/46	60	79
[9]	Mileage Plus Holdings LLC	6.500%	6/20/27	4,864	5,292
[9]	Mueller Water Products Inc.	4.000%	6/15/29	210	217
	Norfolk Southern Corp.	3.050%	5/15/50	860	855
	Northrop Grumman Corp.	3.250%	1/15/28	513	554
	Northrop Grumman Corp.	4.030%	10/15/47	2,270	2,672
	Northrop Grumman Corp.	5.250%	5/1/50	1,340	1,868
	Otis Worldwide Corp.	2.293%	4/5/27	1,220	1,267
[9]	Performance Food Group Inc.	6.875%	5/1/25	65	69
[9]	Performance Food Group Inc.	5.500%	10/15/27	580	607
	Precision Castparts Corp.	3.250%	6/15/25	100	108
	Raytheon Technologies Corp.	3.200%	3/15/24	1,745	1,848
	Raytheon Technologies Corp.	3.950%	8/16/25	120	132
	Raytheon Technologies Corp.	3.125%	5/4/27	529	574
	Raytheon Technologies Corp.	4.125%	11/16/28	1,835	2,089
	Raytheon Technologies Corp.	4.625%	11/16/48	2,900	3,663
	Republic Services Inc.	1.750%	2/15/32	1,500	1,423
	Rockwell Automation Inc.	2.800%	8/15/61	2,700	2,577
[7,9]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	240	246
[9]	Rolls-Royce plc	5.750%	10/15/27	900	1,000
	Southwest Airlines Co.	5.250%	5/4/25	938	1,062
	Southwest Airlines Co.	5.125%	6/15/27	1,000	1,169
	Southwest Airlines Co.	2.625%	2/10/30	2,250	2,283
[9]	TransDigm Inc.	8.000%	12/15/25	270	288
[9]	TransDigm Inc.	6.250%	3/15/26	831	869
	TransDigm Inc.	5.500%	11/15/27	465	478
	TransDigm Inc.	4.875%	5/1/29	605	606
	Tyco Electronics Group SA	3.700%	2/15/26	209	228
36

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tyco Electronics Group SA	3.125%	8/15/27	238	261
	Union Pacific Corp.	3.500%	6/8/23	275	289
	Union Pacific Corp.	3.150%	3/1/24	370	392
	Union Pacific Corp.	3.250%	2/5/50	905	950
	Union Pacific Corp.	3.839%	3/20/60	1,000	1,148
	United Airlines Holdings Inc.	4.875%	1/15/25	183	188
[9]	United Airlines Inc.	4.375%	4/15/26	635	653
[9]	United Airlines Inc.	4.625%	4/15/29	610	631
	United Parcel Service Inc.	2.200%	9/1/24	107	112
	United Parcel Service Inc.	3.900%	4/1/25	200	219
	United Parcel Service Inc.	5.300%	4/1/50	875	1,264
	United Rentals North America Inc.	3.875%	2/15/31	465	476
	United Rentals North America Inc.	3.750%	1/15/32	240	243
[7,9]	Wabash National Corp.	4.500%	10/15/28	360	360
	Waste Management Inc.	0.750%	11/15/25	1,800	1,772
	Waste Management Inc.	1.150%	3/15/28	900	867
[9]	WESCO Distribution Inc.	7.250%	6/15/28	540	598
[5,14]	Wizz Air Finance Co. BV	1.350%	1/19/24	1,300	1,536
					148,809
Materials (0.9%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,040	1,048
	Allegheny Technologies Inc.	4.875%	10/1/29	120	120
	Allegheny Technologies Inc.	5.125%	10/1/31	120	121
[9]	Arconic Corp.	6.000%	5/15/25	60	63
[9]	Arconic Corp.	6.125%	2/15/28	225	238
[9]	Ardagh Packaging Finance plc	5.250%	4/30/25	116	121
[9]	Ardagh Packaging Finance plc	4.125%	8/15/26	315	326
[9]	Axalta Coating Systems LLC	4.750%	6/15/27	90	94
	Ball Corp.	5.000%	3/15/22	65	66
	Ball Corp.	2.875%	8/15/30	115	112
[9]	Berry Global Inc.	4.875%	7/15/26	172	180
[9]	Berry Global Inc.	5.625%	7/15/27	1,120	1,182
[9]	Big River Steel LLC	6.625%	1/31/29	264	286
[9]	Chemours Co.	4.625%	11/15/29	475	464
[9]	Chevron Phillips Chemical Co. LLC	3.400%	12/1/26	2,852	3,103
[9]	Chevron Phillips Chemical Co. LLC	3.700%	6/1/28	200	223
[9]	Cleveland-Cliffs Inc.	4.875%	3/1/31	600	620
	Dow Chemical Co.	3.625%	5/15/26	257	282
	Dow Chemical Co.	4.375%	11/15/42	300	354
	DuPont de Nemours Inc.	4.205%	11/15/23	500	537
	DuPont de Nemours Inc.	4.493%	11/15/25	997	1,121
	DuPont de Nemours Inc.	5.319%	11/15/38	380	491
	Eastman Chemical Co.	3.800%	3/15/25	200	216
[9]	Element Solutions Inc.	3.875%	9/1/28	350	356
	FMC Corp.	4.500%	10/1/49	135	159
[9]	FMG Resources August 2006 Pty. Ltd.	4.500%	9/15/27	60	63
	Freeport-McMoRan Inc.	4.125%	3/1/28	1,285	1,330
	Freeport-McMoRan Inc.	4.375%	8/1/28	625	653
	Freeport-McMoRan Inc.	4.250%	3/1/30	230	244
	Freeport-McMoRan Inc.	4.625%	8/1/30	425	459
	Freeport-McMoRan Inc.	5.450%	3/15/43	150	185
[9]	Georgia-Pacific LLC	1.750%	9/30/25	1,785	1,826
[9]	Georgia-Pacific LLC	2.100%	4/30/27	207	213
[5,14]	Glencore Capital Finance DAC	1.250%	3/1/33	1,100	1,237
[13]	Glencore Finance Europe Ltd.	6.000%	4/3/22	3,087	4,270
37

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Graphic Packaging International LLC	4.750%	7/15/27	200	217
[9]	Graphic Packaging International LLC	3.500%	3/15/28	370	377
[9]	Graphic Packaging International LLC	3.500%	3/1/29	86	86
[9]	Hudbay Minerals Inc.	4.500%	4/1/26	485	481
[9]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	160	162
[9]	Ingevity Corp.	3.875%	11/1/28	220	219
	International Paper Co.	4.800%	6/15/44	740	928
	International Paper Co.	4.350%	8/15/48	213	261
[9]	Kraton Polymers LLC	4.250%	12/15/25	150	156
	Linde Inc.	2.000%	8/10/50	1,000	857
	LYB International Finance III LLC	3.375%	5/1/30	1,000	1,085
	LYB International Finance III LLC	3.375%	10/1/40	2,600	2,684
	Mosaic Co.	4.875%	11/15/41	440	518
	Newmont Corp.	2.800%	10/1/29	3,385	3,524
	Newmont Corp.	2.250%	10/1/30	840	836
	Nucor Corp.	2.000%	6/1/25	430	442
	Nucor Corp.	2.700%	6/1/30	790	823
	Nutrien Ltd.	4.200%	4/1/29	2,042	2,326
	Nutrien Ltd.	4.125%	3/15/35	180	204
[9]	OCI NV	4.625%	10/15/25	135	142
	Packaging Corp. of America	3.400%	12/15/27	230	251
	Packaging Corp. of America	4.050%	12/15/49	150	174
[9]	Pactiv Evergreen Group Issuer Inc.	4.000%	10/15/27	395	392
	PPG Industries Inc.	1.200%	3/15/26	1,950	1,939
	RPM International Inc.	3.750%	3/15/27	1,505	1,647
	RPM International Inc.	4.550%	3/1/29	1,660	1,897
	Sherwin-Williams Co.	4.500%	6/1/47	310	377
	Sherwin-Williams Co.	3.300%	5/15/50	1,000	1,035
[9]	SPCM SA	3.125%	3/15/27	90	90
	Steel Dynamics Inc.	2.400%	6/15/25	555	578
	Steel Dynamics Inc.	3.450%	4/15/30	1,570	1,693
[9]	Unifrax Escrow Issuer Corp.	5.250%	9/30/28	360	365
	United States Steel Corp.	6.875%	3/1/29	695	741
	Westlake Chemical Corp.	3.125%	8/15/51	3,000	2,829
	WRKCo Inc.	4.000%	3/15/28	325	363
					53,062
Real Estate (1.6%)
	Agree LP	2.000%	6/15/28	1,120	1,111
	Agree LP	2.600%	6/15/33	1,130	1,122
[5,13]	Akelius Residential Property AB	2.375%	8/15/25	1,500	2,102
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	206	223
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	3,200	3,116
	American Homes 4 Rent LP	3.375%	7/15/51	3,835	3,882
	American Tower Corp.	2.400%	3/15/25	200	208
	American Tower Corp.	3.375%	10/15/26	1,640	1,775
	American Tower Corp.	2.750%	1/15/27	200	210
	American Tower Corp.	3.600%	1/15/28	2,435	2,652
	American Tower Corp.	3.700%	10/15/49	900	972
[5]	AvalonBay Communities Inc.	2.950%	5/11/26	200	214
[5]	AvalonBay Communities Inc.	2.300%	3/1/30	248	252
[5,14]	Balder Finland OYJ	1.000%	1/20/29	1,193	1,370
[5,14]	Balder Finland OYJ	1.375%	5/24/30	200	233
[7,9]	Blackstone Mortgage Trust Inc.	3.750%	1/15/27	320	317
	Brixmor Operating Partnership LP	2.250%	4/1/28	1,750	1,766
	Brixmor Operating Partnership LP	4.050%	7/1/30	2,500	2,784
38

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corporate Office Properties LP	2.250%	3/15/26	2,000	2,048
	Corporate Office Properties LP	2.750%	4/15/31	2,870	2,901
	Crown Castle International Corp.	4.450%	2/15/26	310	347
	Crown Castle International Corp.	3.700%	6/15/26	2,491	2,722
	Crown Castle International Corp.	3.800%	2/15/28	1,093	1,203
	Crown Castle International Corp.	4.750%	5/15/47	700	859
	Crown Castle International Corp.	5.200%	2/15/49	1,465	1,897
[9]	CTR Partnership LP	3.875%	6/30/28	252	262
	Digital Realty Trust LP	3.600%	7/1/29	200	219
	ERP Operating LP	3.375%	6/1/25	200	215
	ERP Operating LP	4.150%	12/1/28	229	261
	Essex Portfolio LP	4.500%	3/15/48	920	1,126
	Federal Realty Investment Trust	3.950%	1/15/24	4,825	5,145
[9]	HAT Holdings I LLC	3.375%	6/15/26	295	299
	Healthcare Realty Trust Inc.	3.875%	5/1/25	775	836
	Kimco Realty Corp.	3.300%	2/1/25	400	426
	Kimco Realty Corp.	1.900%	3/1/28	4,000	3,998
	Kimco Realty Corp.	4.250%	4/1/45	2,180	2,513
[9]	Ladder Capital Finance Holdings LLLP	5.250%	10/1/25	255	258
[9]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	880	875
	MGM Growth Properties Operating Partnership LP	5.625%	5/1/24	235	256
[9]	MGM Growth Properties Operating Partnership LP	4.625%	6/15/25	641	692
	MGM Growth Properties Operating Partnership LP	4.500%	9/1/26	122	133
	Mid-America Apartments LP	2.750%	3/15/30	200	208
	Omega Healthcare Investors Inc.	5.250%	1/15/26	200	227
	Omega Healthcare Investors Inc.	3.375%	2/1/31	5,200	5,296
[5,14]	Prologis International Funding II SA	1.625%	6/17/32	1,362	1,690
[9]	Realogy Group LLC	7.625%	6/15/25	75	80
	Realty Income Corp.	3.875%	4/15/25	208	228
	Realty Income Corp.	4.125%	10/15/26	384	431
	Sabra Health Care LP	5.125%	8/15/26	2,391	2,676
	Sabra Health Care LP	3.900%	10/15/29	200	211
[9]	SBA Communications Corp.	3.125%	2/1/29	645	624
[14]	Simon International Finance SCA	1.125%	3/19/33	2,400	2,795
	Simon Property Group LP	3.750%	2/1/24	236	251
	Simon Property Group LP	2.000%	9/13/24	214	221
	Simon Property Group LP	3.500%	9/1/25	1,200	1,305
	Simon Property Group LP	3.250%	11/30/26	203	220
	Simon Property Group LP	1.750%	2/1/28	200	198
	Simon Property Group LP	2.650%	7/15/30	1,000	1,029
	Simon Property Group LP	2.200%	2/1/31	3,500	3,445
	Simon Property Group LP	3.250%	9/13/49	1,500	1,518
	Simon Property Group LP	3.800%	7/15/50	250	275
[5]	UDR Inc.	2.950%	9/1/26	185	197
[9]	Uniti Group LP	7.875%	2/15/25	190	201
[9]	Uniti Group LP	4.750%	4/15/28	240	245
[9]	Uniti Group LP	6.500%	2/15/29	435	448
	VEREIT Operating Partnership LP	3.400%	1/15/28	1,550	1,675
	VEREIT Operating Partnership LP	2.200%	6/15/28	2,180	2,206
[5,14]	Vicinity Centres Trust	1.125%	11/7/29	2,235	2,664
[5,14]	Vonovia Finance BV	1.625%	10/7/39	1,000	1,171
[5,14]	Vonovia SE	0.625%	12/14/29	1,800	2,084
39

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Welltower Inc.	4.250%	4/1/26	600	671
[13]	Westfield America Management Ltd.	2.125%	3/30/25	3,724	5,113
	Weyerhaeuser Co.	4.000%	11/15/29	2,479	2,792
	Weyerhaeuser Co.	4.000%	4/15/30	145	164
					96,359
Technology (2.4%)
	Adobe Inc.	2.150%	2/1/27	2,309	2,416
	Apple Inc.	3.250%	2/23/26	630	686
	Apple Inc.	2.450%	8/4/26	577	611
	Apple Inc.	2.050%	9/11/26	579	603
	Apple Inc.	3.350%	2/9/27	241	266
	Apple Inc.	3.200%	5/11/27	464	509
	Apple Inc.	2.900%	9/12/27	422	457
	Apple Inc.	1.200%	2/8/28	1,400	1,371
	Apple Inc.	1.650%	2/8/31	1,500	1,463
	Apple Inc.	2.375%	2/8/41	2,825	2,709
	Apple Inc.	3.850%	5/4/43	3,375	3,941
	Apple Inc.	2.950%	9/11/49	925	940
	Apple Inc.	2.700%	8/5/51	4,150	4,035
	Applied Materials Inc.	3.300%	4/1/27	284	312
	Block Financial LLC	3.875%	8/15/30	1,200	1,305
	Broadcom Inc.	4.700%	4/15/25	1,540	1,714
	Broadcom Inc.	5.000%	4/15/30	1,450	1,694
[9]	Broadcom Inc.	3.500%	2/15/41	800	794
	CDW LLC	4.125%	5/1/25	125	130
[9]	Clarivate Science Holdings Corp.	3.875%	7/1/28	290	290
[9]	Clarivate Science Holdings Corp.	4.875%	7/1/29	450	451
[9]	CommScope Inc.	6.000%	3/1/26	45	47
[9]	CommScope Inc.	8.250%	3/1/27	325	340
[9]	CommScope Inc.	7.125%	7/1/28	329	336
[9]	CommScope Inc.	4.750%	9/1/29	325	324
	Dell International LLC	6.020%	6/15/26	1,090	1,300
	Dell International LLC	6.100%	7/15/27	1,490	1,842
	Dell International LLC	5.300%	10/1/29	9,166	11,085
	Dell International LLC	6.200%	7/15/30	2,051	2,625
	Dell International LLC	8.100%	7/15/36	4,200	6,372
	Dell International LLC	8.350%	7/15/46	400	653
	DXC Technology Co.	1.800%	9/15/26	9,000	8,988
[9]	Entegris Inc.	3.625%	5/1/29	285	291
[9]	HP Inc.	2.650%	6/17/31	1,874	1,856
	Intel Corp.	3.150%	5/11/27	44	48
	Intel Corp.	2.450%	11/15/29	237	247
	Intel Corp.	4.750%	3/25/50	1,345	1,765
	Intel Corp.	3.050%	8/12/51	5,400	5,403
	International Business Machines Corp.	3.625%	2/12/24	306	327
	International Business Machines Corp.	3.300%	5/15/26	2,696	2,942
	International Business Machines Corp.	3.500%	5/15/29	296	327
	International Business Machines Corp.	4.250%	5/15/49	275	333
	Microsoft Corp.	2.525%	6/1/50	2,700	2,607
[9]	MSCI Inc.	3.625%	9/1/30	305	317
[9]	MSCI Inc.	3.625%	11/1/31	475	495
[9]	MSCI Inc.	3.250%	8/15/33	235	238
[9]	Nielsen Finance LLC	5.625%	10/1/28	380	395
	NVIDIA Corp.	3.500%	4/1/40	2,710	3,009
	NVIDIA Corp.	3.700%	4/1/60	500	577
40

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	NXP BV	3.250%	5/11/41	4,350	4,502
	Oracle Corp.	3.400%	7/8/24	100	107
	Oracle Corp.	2.950%	11/15/24	371	394
	Oracle Corp.	2.950%	5/15/25	328	348
	Oracle Corp.	1.650%	3/25/26	7,000	7,099
	Oracle Corp.	2.650%	7/15/26	298	314
	Oracle Corp.	2.300%	3/25/28	3,315	3,391
	Oracle Corp.	2.950%	4/1/30	921	963
	Oracle Corp.	2.875%	3/25/31	5,160	5,317
	Oracle Corp.	3.600%	4/1/40	1,300	1,348
	Oracle Corp.	3.650%	3/25/41	2,250	2,339
	Oracle Corp.	3.950%	3/25/51	1,610	1,706
	QUALCOMM Inc.	3.250%	5/20/27	569	624
	RELX Capital Inc.	3.000%	5/22/30	1,000	1,061
	Roper Technologies Inc.	2.000%	6/30/30	200	196
[9]	Sabre GLBL Inc.	9.250%	4/15/25	205	237
[9]	Sabre GLBL Inc.	7.375%	9/1/25	144	153
	salesforce.com Inc.	2.700%	7/15/41	11,000	10,962
[9]	Seagate HDD Cayman	3.125%	7/15/29	340	329
	Seagate HDD Cayman	4.125%	1/15/31	700	729
	Skyworks Solutions Inc.	1.800%	6/1/26	1,020	1,032
	Skyworks Solutions Inc.	3.000%	6/1/31	4,110	4,206
[9]	Square Inc.	2.750%	6/1/26	155	157
[9]	Square Inc.	3.500%	6/1/31	315	323
[9]	SS&C Technologies Inc.	5.500%	9/30/27	190	201
	VMware Inc.	3.900%	8/21/27	4,740	5,279
	VMware Inc.	1.800%	8/15/28	3,960	3,901
	VMware Inc.	4.700%	5/15/30	500	589
	Western Digital Corp.	4.750%	2/15/26	343	380
					139,973
Utilities (2.4%)
	AEP Transmission Co. LLC	3.800%	6/15/49	750	856
[5]	AEP Transmission Co. LLC	3.650%	4/1/50	2,800	3,154
[5]	AEP Transmission Co. LLC	2.750%	8/15/51	1,500	1,439
	Ameren Corp.	3.500%	1/15/31	700	762
	Ameren Illinois Co.	1.550%	11/15/30	1,500	1,432
	Ameren Illinois Co.	2.900%	6/15/51	2,115	2,137
[5]	Appalachian Power Co.	4.500%	3/1/49	500	612
[5,14]	APT Pipelines Ltd.	1.250%	3/15/33	800	920
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	1,880	2,049
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	200	225
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,200	3,058
[9]	Calpine Corp.	4.500%	2/15/28	320	327
[9]	Calpine Corp.	5.125%	3/15/28	590	598
[5]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	1,165	1,188
[5]	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	800	869
	CenterPoint Energy Inc.	4.250%	11/1/28	1,085	1,237
	CenterPoint Energy Inc.	2.650%	6/1/31	2,730	2,789
	Clearway Energy Operating LLC	5.000%	9/15/26	250	257
	Commonwealth Edison Co.	3.800%	10/1/42	685	776
[5]	Commonwealth Edison Co.	3.750%	8/15/47	490	559
[5]	Connecticut Light & Power Co.	4.150%	6/1/45	250	303
	Connecticut Light & Power Co.	4.000%	4/1/48	307	365
[5]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	34	39
	Consumers Energy Co.	3.950%	7/15/47	900	1,052
41

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consumers Energy Co.	2.650%	8/15/52	1,750	1,667
[5,12]	DBNGP Finance Co. Pty. Ltd.	4.225%	5/28/25	5,550	4,380
[5]	Dominion Energy Inc.	2.750%	1/15/22	500	502
[5]	Dominion Energy Inc.	3.300%	3/15/25	1,125	1,204
[5]	Dominion Energy Inc.	4.050%	9/15/42	500	565
	Dominion Energy Inc.	4.700%	12/1/44	1,740	2,158
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	530	656
[5]	DTE Electric Co.	1.900%	4/1/28	615	623
	DTE Electric Co.	2.250%	3/1/30	921	935
	DTE Electric Co.	4.300%	7/1/44	2,490	3,040
	DTE Electric Co.	3.700%	3/15/45	225	255
	Duke Energy Carolinas LLC	3.950%	11/15/28	255	290
	Duke Energy Carolinas LLC	2.450%	8/15/29	970	1,005
	Duke Energy Carolinas LLC	2.450%	2/1/30	585	601
	Duke Energy Carolinas LLC	2.550%	4/15/31	860	892
	Duke Energy Carolinas LLC	5.300%	2/15/40	250	333
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,528	1,818
	Duke Energy Corp.	3.300%	6/15/41	500	511
	Duke Energy Corp.	3.500%	6/15/51	2,600	2,683
	Duke Energy Florida LLC	3.800%	7/15/28	241	270
	Duke Energy Florida LLC	1.750%	6/15/30	290	282
	Duke Energy Progress LLC	4.100%	5/15/42	400	465
	Duke Energy Progress LLC	2.500%	8/15/50	3,483	3,151
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	134	144
[5,14]	Elenia Verkko OYJ	0.375%	2/6/27	3,690	4,288
	Entergy Arkansas LLC	3.500%	4/1/26	202	221
	Entergy Arkansas LLC	2.650%	6/15/51	1,990	1,854
	Entergy Corp.	1.900%	6/15/28	1,000	989
	Entergy Corp.	2.800%	6/15/30	1,721	1,777
	Entergy Corp.	2.400%	6/15/31	545	540
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,200	1,363
	Entergy Louisiana LLC	3.120%	9/1/27	170	183
	Entergy Louisiana LLC	1.600%	12/15/30	515	491
	Entergy Louisiana LLC	2.350%	6/15/32	50	50
	Entergy Louisiana LLC	4.200%	9/1/48	500	600
	Entergy Texas Inc.	4.000%	3/30/29	1,000	1,119
	Entergy Texas Inc.	3.550%	9/30/49	705	748
[14]	EP Infrastructure A/S	1.816%	3/2/31	7,896	9,394
	Evergy Inc.	2.900%	9/15/29	4,000	4,197
	Evergy Kansas Central Inc.	3.250%	9/1/49	1,900	1,974
[5]	Eversource Energy	1.400%	8/15/26	1,400	1,396
[5]	Exelon Corp.	3.950%	6/15/25	330	360
	Exelon Corp.	4.050%	4/15/30	400	453
	Exelon Corp.	5.625%	6/15/35	200	259
	Exelon Corp.	5.100%	6/15/45	1,000	1,312
	Exelon Corp.	4.450%	4/15/46	1,000	1,209
[5]	FirstEnergy Corp.	4.400%	7/15/27	515	564
	FirstEnergy Corp.	2.650%	3/1/30	2,270	2,259
[5]	FirstEnergy Corp.	3.400%	3/1/50	155	151
	Florida Power & Light Co.	3.800%	12/15/42	1,035	1,200
[5]	Georgia Power Co.	2.200%	9/15/24	207	215
[5,14]	IE2 Holdco SAU	2.875%	6/1/26	6,700	8,600
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	1,215	1,313
42

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	177	198
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	307	325
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	2,707	2,856
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	320	344
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,000	1,007
[9]	NextEra Energy Operating Partners LP	4.500%	9/15/27	860	924
	Northern States Power Co.	6.250%	6/1/36	500	717
	NRG Energy Inc.	6.625%	1/15/27	131	136
[9]	NRG Energy Inc.	2.450%	12/2/27	1,544	1,562
[9]	NRG Energy Inc.	3.625%	2/15/31	340	334
[9]	NRG Energy Inc.	3.875%	2/15/32	297	294
	NSTAR Electric Co.	3.200%	5/15/27	421	460
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	374	420
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,140	1,305
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,010	1,169
	PacifiCorp	5.250%	6/15/35	313	402
	PacifiCorp	4.125%	1/15/49	525	620
	PacifiCorp	4.150%	2/15/50	865	1,030
[9]	Pattern Energy Operations LP	4.500%	8/15/28	120	125
	PECO Energy Co.	4.150%	10/1/44	1,515	1,810
	PECO Energy Co.	3.700%	9/15/47	1,285	1,464
	PECO Energy Co.	3.900%	3/1/48	90	104
[5]	Public Service Co. of Colorado	6.250%	9/1/37	550	805
	Public Service Co. of Colorado	3.800%	6/15/47	1,000	1,144
	Public Service Co. of Colorado	4.050%	9/15/49	500	602
[5]	Public Service Electric & Gas Co.	3.200%	5/15/29	261	285
[5]	Public Service Electric & Gas Co.	3.950%	5/1/42	806	940
[5]	Public Service Electric & Gas Co.	3.600%	12/1/47	500	563
	Sempra Energy	3.250%	6/15/27	800	863
	Sempra Energy	4.000%	2/1/48	180	201
[5]	Southern California Edison Co.	4.200%	3/1/29	2,275	2,558
	Southern California Edison Co.	4.500%	9/1/40	775	878
	Southern California Edison Co.	4.000%	4/1/47	315	337
[5]	Southern California Edison Co.	4.875%	3/1/49	95	114
[5]	Southern Co.	3.700%	4/30/30	700	770
	Southern Co.	4.400%	7/1/46	350	413
[5]	Southwestern Electric Power Co.	4.100%	9/15/28	207	233
	Southwestern Public Service Co.	3.300%	6/15/24	257	271
	Union Electric Co.	3.900%	9/15/42	454	518
	Union Electric Co.	4.000%	4/1/48	910	1,072
[5]	Virginia Electric & Power Co.	3.150%	1/15/26	425	458
	Virginia Electric & Power Co.	4.000%	1/15/43	1,180	1,359
[5]	Virginia Electric & Power Co.	3.800%	9/15/47	500	569
[9]	Vistra Operations Co. LLC	5.500%	9/1/26	530	545
[9]	Vistra Operations Co. LLC	5.625%	2/15/27	65	67
[9]	Vistra Operations Co. LLC	4.375%	5/1/29	420	423
	Xcel Energy Inc.	3.500%	12/1/49	2,570	2,746
					140,852
Total Corporate Bonds (Cost $1,919,075)					1,933,486
Sovereign Bonds (6.1%)
[5]	Bermuda	4.854%	2/6/24	2,799	3,051
[5]	Comision Federal de Electricidad	3.348%	2/9/31	2,180	2,149
[9]	Comision Federal de Electricidad	3.875%	7/26/33	570	562
43

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,9]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	2,835	2,820
[5]	Dominican Republic	5.875%	4/18/24	7,468	7,907
[5]	Dominican Republic	5.500%	1/27/25	3,981	4,342
	Ecopetrol SA	5.875%	9/18/23	1,165	1,254
[5]	Empresa Nacional del Petroleo	3.750%	8/5/26	4,188	4,391
[9]	Empresa Nacional del Petroleo	3.450%	9/16/31	5,830	5,714
[5,9]	Export-Import Bank of India	3.875%	2/1/28	240	258
	Federative Republic of Brazil	3.875%	6/12/30	4,655	4,516
[5]	Federative Republic of Brazil	4.750%	1/14/50	2,160	1,913
[5,9,14]	Kingdom of Morocco	1.375%	3/30/26	5,800	6,732
[5,9]	Kingdom of Morocco	2.375%	12/15/27	7,500	7,348
[5,9,14]	Kingdom of Morocco	2.000%	9/30/30	5,500	6,220
[5]	Kingdom of Saudi Arabia	2.375%	10/26/21	6,085	6,091
[5]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,919
[5]	KSA Sukuk Ltd.	2.894%	4/20/22	522	529
[5]	NTPC Ltd.	4.250%	2/26/26	250	270
[9]	OCP SA	5.125%	6/23/51	3,935	3,895
[5,9]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	200	202
[5,9]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	220
[5,9]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	560	630
[5]	Pertamina Persero PT	4.875%	5/3/22	414	424
[5]	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	4,000	4,439
[5]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	3,022	3,284
[5]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	954	1,114
[5]	Republic of Azerbaijan	4.750%	3/18/24	5,766	6,173
[5]	Republic of Chile	3.240%	2/6/28	3,151	3,357
[5]	Republic of Chile	2.450%	1/31/31	408	405
[5]	Republic of Chile	2.550%	7/27/33	3,732	3,645
[5]	Republic of Colombia	2.625%	3/15/23	11,000	11,163
[5]	Republic of Colombia	4.000%	2/26/24	2,319	2,426
[5]	Republic of Colombia	4.500%	1/28/26	20,350	21,840
	Republic of Colombia	10.375%	1/28/33	933	1,370
[5]	Republic of Colombia	3.875%	2/15/61	6,693	5,416
[5]	Republic of Croatia	5.500%	4/4/23	5,608	6,004
[5]	Republic of Ecuador	0.000%	7/31/30	10,230	5,460
[5,9]	Republic of Ecuador	0.000%	7/31/30	3,580	1,911
[5]	Republic of Ecuador	1.000%	7/31/35	4,025	2,651
[5]	Republic of El Salvador	8.625%	2/28/29	5,100	3,889
[5]	Republic of Guatemala	4.375%	6/5/27	5,000	5,331
[7,9]	Republic of Guatemala	4.650%	10/7/41	3,580	3,489
	Republic of Hungary	5.375%	2/21/23	5,128	5,468
	Republic of Hungary	5.750%	11/22/23	992	1,097
	Republic of Hungary	5.375%	3/25/24	1,782	1,979
[9]	Republic of Hungary	2.125%	9/22/31	9,330	9,199
[5]	Republic of Indonesia	4.125%	1/15/25	10,000	10,953
[5]	Republic of Lithuania	6.625%	2/1/22	2,000	2,041
	Republic of Panama	8.875%	9/30/27	2,200	3,004
[5]	Republic of Panama	3.362%	6/30/31	5,621	5,645
	Republic of Panama	8.125%	4/28/34	780	1,124
[5]	Republic of Panama	4.500%	4/16/50	600	653
[5]	Republic of Panama	3.870%	7/23/60	5,450	5,329
44

Core Bond Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
		Republic of Peru	7.350%	7/21/25	1,175	1,422
[5,14]		Republic of Romania	2.750%	4/14/41	1,155	1,243
[9,14]		Republic of Romania	2.750%	4/14/41	1,150	1,238
[14]		Republic of the Philippines	0.250%	4/28/25	4,940	5,721
[14]		Republic of the Philippines	1.750%	4/28/41	10,450	12,073
		Republic of Turkey	5.750%	5/11/47	4,000	3,308
[5]		Saudi Arabian Oil Co.	2.875%	4/16/24	2,500	2,603
[5,14]		Serbia International Bond	3.125%	5/15/27	3,536	4,501
[9,14]		Serbia International Bond	2.050%	9/23/36	4,800	5,213
[5]		Sharjah Sukuk Program Ltd.	3.854%	4/3/26	5,389	5,746
		Sharjah Sukuk Program Ltd.	2.942%	6/10/27	2,667	2,702
[9]		Temasek Financial I Ltd.	2.750%	8/2/61	4,100	4,048
[9]		Ukraine Government Bond	6.876%	5/21/29	5,000	5,063
[5,17]		United Mexican States	8.000%	12/7/23	500,000	25,065
[5,17]		United Mexican States	7.500%	6/3/27	721,500	35,520
[5,14]		United Mexican States	3.625%	4/9/29	1,845	2,500
		United Mexican States	4.500%	4/22/29	16,069	18,087
[5]		United Mexican States	3.250%	4/16/30	2,875	2,951
[5]		United Mexican States	2.659%	5/24/31	2,078	2,004
Total Sovereign Bonds (Cost $361,301)						357,224
Taxable Municipal Bonds (0.1%)
		Houston TX GO	6.290%	3/1/32	1,695	2,142
		New York Metropolitan Transportation Authority Revenue (Build America Bonds)	5.871%	11/15/39	700	928
		Texas Private Activity Bond Surface Transportation Corp. Revenue (NTE Mobility Partners)	3.922%	12/31/49	700	782
		Wisconsin General Fund Annual Appropriation Revenue	3.954%	5/1/36	500	560
Total Taxable Municipal Bonds (Cost $4,017)						4,412
					Shares
Temporary Cash Investments (10.3%)
Money Market Fund (10.3%)
[18]		Vanguard Market Liquidity Fund (Cost $599,675)	0.068%		5,996,849	599,685
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	38,496	55
45

Core Bond Fund
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	36,827	54
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	36,930	55
	2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	38,496	60
						224
Put Swaptions
	5-Year CDX-NA-HY-S36-V1, Credit Protection Sold, Receives 5.000% Quarterly	GSI	11/17/21	1.075%	9,390	48
Total Options Purchased (Cost $720)						272
Total Investments (104.9%) (Cost $6,085,191)						6,089,875
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.8%)
[5,7]	Ginnie Mae II Pool		2.000%	10/15/51	(30,000)	(30,426)
[5,6,7]	UMBS Pool		4.000%	12/1/38–11/25/51	(1,213)	(860)
46

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,6,7]	UMBS Pool	4.500%	4/1/39–10/25/51	(15,927)	(16,901)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $48,686)					(48,187)
Other Assets and Liabilities—Net (-4.1%)					(238,127)
Net Assets (100%)					5,803,561
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $4,174,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $40,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $9,174,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	Securities with a value of $5,553,000 have been segregated as initial margin for open futures contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2021.
8	Interest-only security.
9	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $309,783,000, representing 5.3% of net assets.
10	Security value determined using significant unobservable inputs.
11	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
12	Face amount denominated in Australian dollars.
13	Face amount denominated in British pounds.
14	Face amount denominated in euro.
15	Represents an unsettled loan as of September 30, 2021. The coupon rate is not known until the settlement date.
16	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At September 30, 2021, the aggregate value of these securities was $448,000, representing 0.0% of net assets.
17	Face amount denominated in Mexican pesos.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
3M—3-month.
BNPSW—BNP Paribas.
CITNA—Citibank, N.A.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
47

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Excercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-HY-S36-V1, Credit Protection Purchased, Pays 5.000% Quarterly (Premiums Received $30)	GSI	11/17/21	1.055%	9,390	(26)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	212	46,652	(32)
5-Year U.S. Treasury Note	December 2021	1,316	161,529	(494)
Euro-Bund	December 2021	526	103,470	(1,634)
Long U.S. Treasury Bond	December 2021	165	26,271	(471)
Ultra Long U.S. Treasury Bond	December 2021	456	87,124	(3,506)
				(6,137)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(105)	(13,819)	151
AUD 3-Year Treasury Bond	December 2021	(106)	(8,923)	20
AUD 10-Year Treasury Bond	December 2021	(18)	(1,841)	35
Euro-Bobl	December 2021	(352)	(55,016)	341
Euro-Buxl	December 2021	(85)	(20,021)	710
Euro-Schatz	December 2021	(130)	(16,897)	13
Long Gilt	December 2021	(576)	(97,129)	2,999
Ultra 10-Year U.S. Treasury Note	December 2021	(612)	(88,893)	401
				4,670
				(1,467)
48

Core Bond Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Citibank, N.A.	10/27/21	CAD	27	USD	21	—	—
Morgan Stanley Capital Services LLC.	10/27/21	EUR	2,958	USD	3,457	—	(30)
Toronto-Dominion Bank.	10/27/21	GBP	500	USD	672	2	—
JPMorgan Chase Bank, N.A.	10/27/21	GBP	292	USD	395	—	(2)
Bank of America, N.A.	10/27/21	GBP	247	USD	337	—	(5)
Barclays Bank plc	10/27/21	USD	10,473	AUD	14,390	69	—
State Street Bank & Trust Co.	10/27/21	USD	158,703	EUR	135,113	2,125	—
Toronto-Dominion Bank.	10/27/21	USD	5,441	EUR	4,638	67	—
Citibank, N.A.	10/27/21	USD	742	EUR	632	10	—
Barclays Bank plc	10/27/21	USD	716	EUR	611	8	—
State Street Bank & Trust Co.	10/27/21	USD	56,882	GBP	41,373	1,133	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	7,328	GBP	5,354	115	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	64,473	MXN	1,293,929	2,012	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	7	ZAR	106	—	—
						5,541	(37)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
MXN—Mexican peso.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S37-V1	12/20/24	USD	29,670	1.000	653	(8)

49

Core Bond Fund
Centrally Cleared Credit Default Swaps (continued)
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S37-V1	12/20/26	USD	157,575	(5.000)	(14,859)	52
CDX-NA-IG-S37-V1	12/20/26	USD	18,765	(1.000)	(455)	15
						67
						59
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	450	1.000	3	1	2	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	400	1.000	5	2	3	—
Berkshire Hathaway Inc./Aa2	12/20/24	BARC	600	1.000	16	11	5	—
Berkshire Hathaway Inc./Aa2	12/20/24	JPMC	600	1.000	16	11	5	—
MetLife Inc./A3	12/20/21	BARC	100	1.000	—	—	—	—
MetLife Inc./A3	6/20/24	BARC	700	1.000	14	—	14	—
People's Republic of China/A1	6/20/22	BNPSW	200	1.000	1	—	1	—
Republic of Chile/A1	12/20/26	GSI	5,030	1.000	33	29	4	—
Republic of Chile/A1	12/20/26	JPMC	820	1.000	6	6	—	—
Republic of Chile/A1	12/20/26	MSCS	2,850	1.000	20	21	—	(1)
Republic of South Africa/Ba2	12/20/25	BARC	360	1.000	(11)	(15)	4	—
Unibail-Rodamco-Westfield SE/Baa2	6/20/26	GSI	3,000[2]	1.000	4	(39)	43	—
					107	27	81	(1)
50

Core Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	100	(1.000)	—	—	—	—
Bank of China Ltd.	6/20/22	BNPSW	200	(1.000)	(1)	—	—	(1)
Deutsche Bank AG	12/20/22	JPMC	265	(1.000)	(3)	—	—	(3)
Federative Republic of Brazil	12/20/26	MSCS	12,950	(1.000)	652	657	—	(5)
Lincoln National Corp.	12/20/21	BARC	100	(1.000)	—	—	—	—
McDonald's Corp.	6/20/22	GSI	325	(1.000)	(3)	(2)	—	(1)
People's Republic of China	6/20/23	GSI	1,200	(1.000)	(18)	(6)	—	(12)
Republic of Colombia	12/20/26	MSCS	11,040	(1.000)	367	249	118	—
Republic of the Philippines	12/20/26	BNPSW	3,750	(1.000)	(93)	(91)	—	(2)
Societe Generale SA	12/20/21	JPMC	325	(1.000)	(1)	—	—	(1)
Standard Chartered Bank	12/20/21	JPMC	185	(1.000)	—	—	—	—
State of Qatar	6/20/22	BOANA	340	(1.000)	(2)	1	—	(3)
State of Qatar	6/20/22	CITNA	660	(1.000)	(5)	1	—	(6)
					893	809	118	(34)
					1,000	836	199	(35)
1 Periodic premium received/paid quarterly.
2 Notional amount denominated in euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $3,812,000 and cash of $1,590,000 in connection with open forward currency contracts and over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
51

Core Bond Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,485,516)	5,490,190
Affiliated Issuers (Cost $599,675)	599,685
Total Investments in Securities	6,089,875
Investment in Vanguard	189
Cash	1,144
Foreign Currency, at Value (Cost $1,008)	1,007
Receivables for Investment Securities Sold	998,952
Receivables for Accrued Income	27,680
Receivables for Capital Shares Issued	5,331
Swap Premiums Paid	989
Variation Margin Receivable—Centrally Cleared Swap Contracts	334
Unrealized Appreciation—Forward Currency Contracts	5,541
Unrealized Appreciation—Over-the-Counter Swap Contracts	199
Total Assets	7,131,241
Liabilities
Liability for Sale Commitments, at Value (Proceeds $48,686)	48,187
Payables for Investment Securities Purchased	1,273,856
Payables for Capital Shares Redeemed	4,170
Payables for Distributions	674
Payables to Vanguard	243
Options Written, at Value (Premiums Received $30)	26
Swap Premiums Received	153
Variation Margin Payable—Futures Contracts	299
Unrealized Depreciation—Forward Currency Contracts	37
Unrealized Depreciation—Over-the-Counter Swap Contracts	35
Total Liabilities	1,327,680
Net Assets	5,803,561
52

Core Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	5,789,235
Total Distributable Earnings (Loss)	14,326
Net Assets	5,803,561

Investor Shares—Net Assets
Applicable to 23,019,112 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	245,574
Net Asset Value Per Share—Investor Shares	$10.67

Admiral Shares—Net Assets
Applicable to 260,576,149 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,557,987
Net Asset Value Per Share—Admiral Shares	$21.33
See accompanying Notes, which are an integral part of the Financial Statements.
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Core Bond Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Interest[1]	63,836
Total Income	63,836
Expenses
The Vanguard Group—Note B
Investment Advisory Services	449
Management and Administrative—Investor Shares	447
Management and Administrative—Admiral Shares	3,736
Marketing and Distribution—Investor Shares	23
Marketing and Distribution—Admiral Shares	190
Custodian Fees	71
Auditing Fees	42
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—Admiral Shares	49
Trustees’ Fees and Expenses	2
Total Expenses	5,020
Net Investment Income	58,816
Realized Net Gain (Loss)
Investment Securities Sold[1]	28,148
Futures Contracts	(18,347)
Options Purchased	(4,125)
Options Written	2,762
Swap Contracts	(1,716)
Forward Currency Contracts	(1,478)
Foreign Currencies	(363)
Realized Net Gain (Loss)	4,881
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(67,577)
Futures Contracts	(957)
Options Purchased	(441)
Options Written	(7)
Swap Contracts	(113)
Forward Currency Contracts	6,603
Foreign Currencies	(156)
Change in Unrealized Appreciation (Depreciation)	(62,648)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,049
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $785,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
54

Core Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,816	38,526
Realized Net Gain (Loss)	4,881	71,505
Change in Unrealized Appreciation (Depreciation)	(62,648)	34,015
Net Increase (Decrease) in Net Assets Resulting from Operations	1,049	144,046
Distributions
Investor Shares	(6,153)	(3,277)
Admiral Shares	(104,291)	(35,633)
Total Distributions	(110,444)	(38,910)
Capital Share Transactions
Investor Shares	16,198	109,249
Admiral Shares	2,448,417	2,003,328
Net Increase (Decrease) from Capital Share Transactions	2,464,615	2,112,577
Total Increase (Decrease)	2,355,220	2,217,713
Net Assets
Beginning of Period	3,448,341	1,230,628
End of Period	5,803,561	3,448,341
See accompanying Notes, which are an integral part of the Financial Statements.
55

Core Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.93	$10.24	$9.59	$10.00	$10.26
Investment Operations
Net Investment Income[1]	.125	.209	.311	.269	.217
Net Realized and Unrealized Gain (Loss) on Investments	(.126)	.697	.645	(.400)	(.219)
Total from Investment Operations	(.001)	.906	.956	(.131)	(.002)
Distributions
Dividends from Net Investment Income	(.117)	(.216)	(.306)	(.279)	(.197)
Distributions from Realized Capital Gains	(.142)	—	—	—	(.061)
Total Distributions	(.259)	(.216)	(.306)	(.279)	(.258)
Net Asset Value, End of Period	$10.67	$10.93	$10.24	$9.59	$10.00
Total Return[2]	-0.03%	8.95%	10.15%	-1.32%	0.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$246	$236	$117	$80	$91
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.16%	1.96%	3.16%	2.76%	2.18%
Portfolio Turnover Rate[3]	473%	383%	406%	263%	232%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 167%, 68%, 32%, 60%, and 81%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Core Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.86	$20.48	$19.18	$20.00	$20.53
Investment Operations
Net Investment Income[1]	.266	.436	.651	.563	.454
Net Realized and Unrealized Gain (Loss) on Investments	(.257)	1.407	1.290	(.800)	(.445)
Total from Investment Operations	.009	1.843	1.941	(.237)	.009
Distributions
Dividends from Net Investment Income	(.256)	(.463)	(.641)	(.583)	(.417)
Distributions from Realized Capital Gains	(.283)	—	—	—	(.122)
Total Distributions	(.539)	(.463)	(.641)	(.583)	(.539)
Net Asset Value, End of Period	$21.33	$21.86	$20.48	$19.18	$20.00
Total Return[2]	0.03%	9.11%	10.31%	-1.19%	0.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,558	$3,212	$1,114	$905	$794
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.13%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.24%	2.04%	3.31%	2.88%	2.28%
Portfolio Turnover Rate[3]	473%	383%	406%	263%	232%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 167%, 68%, 32%, 60%, and 81%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Core Bond Fund
Notes to Financial Statements
Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between
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Core Bond Fund
changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 11% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
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Core Bond Fund
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2021, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at September 30, 2021.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rate, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
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Core Bond Fund
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2021, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing
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Core Bond Fund
broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2021, the fund's average amounts of investments in credit protection sold and credit protection purchased each represented 2% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to
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Core Bond Fund
the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
9. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and
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Core Bond Fund
an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $189,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
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C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Core Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,144,430	—	3,144,430
Asset-Backed/Commercial Mortgage-Backed Securities	—	50,246	120	50,366
Corporate Bonds	—	1,933,486	—	1,933,486
Sovereign Bonds	—	357,224	—	357,224
Taxable Municipal Bonds	—	4,412	—	4,412
Temporary Cash Investments	599,685	—	—	599,685
Options Purchased	—	272	—	272
Total	599,685	5,490,070	120	6,089,875
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	48,187	—	48,187

Derivative Financial Instruments
Assets
Futures Contracts[1]	4,670	—	—	4,670
Forward Currency Contracts	—	5,541	—	5,541
Swap Contracts	67[1]	199	—	266
Total	4,737	5,740	—	10,477
Liabilities
Options Written	—	26	—	26
Futures Contracts[1]	6,137	—	—	6,137
Forward Currency Contracts	—	37	—	37
Swap Contracts	8[1]	35	—	43
Total	6,145	98	—	6,243
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Core Bond Fund
D.  At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Securities, at Value—Unaffiliated Issuers (Options Purchased)	224	—	48	272
Swap Premiums Paid	—	—	989	989
Unrealized Appreciation—Futures Contracts[1]	4,670	—	—	4,670
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	67	67
Unrealized Appreciation—Forward Currency Contracts	—	5,541	—	5,541
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	199	199
Total Assets	4,894	5,541	1,303	11,738

Options Written, at Value	—	—	26	26
Swap Premiums Received	—	—	153	153
Unrealized Depreciation—Futures Contracts[1]	6,137	—	—	6,137
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	8	8
Unrealized Depreciation—Forward Currency Contracts	—	37	—	37
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	35	35
Total Liabilities	6,137	37	222	6,396
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Core Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(18,347)	—	—	(18,347)
Options Purchased	(1,524)	—	(2,601)	(4,125)
Options Written	933	—	1,829	2,762
Forward Currency Contracts	—	(1,478)	—	(1,478)
Swap Contracts	780	—	(2,496)	(1,716)
Realized Net Gain (Loss) on Derivatives	(18,158)	(1,478)	(3,268)	(22,904)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(957)	—	—	(957)
Options Purchased	(436)	—	(5)	(441)
Options Written	(11)	—	4	(7)
Forward Currency Contracts	—	6,603	—	6,603
Swap Contracts	—	—	(113)	(113)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,404)	6,603	(114)	5,085
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	469
Total Distributable Earnings (Loss)	(469)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of
68

Core Bond Fund
amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,392
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,608
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	103,087	38,910
Long-Term Capital Gains	7,357	—
Total	110,444	38,910
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,080,709
Gross Unrealized Appreciation	67,956
Gross Unrealized Depreciation	(57,258)
Net Unrealized Appreciation (Depreciation)	10,698
F.  During the year ended September 30, 2021, the fund purchased $1,968,047,000 of investment securities and sold $1,253,170,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $22,687,750,000 and $20,980,190,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $14,524,000 and sales were $129,011,000, resulting in net realized gain of $3,083,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Core Bond Fund
G.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	182,294	16,858	241,165	22,509
Issued in Lieu of Cash Distributions	5,618	520	2,916	275
Redeemed	(171,714)	(15,960)	(134,832)	(12,575)
Net Increase (Decrease)—Investor Shares	16,198	1,418	109,249	10,209
Admiral Shares
Issued	3,851,725	179,091	2,514,578	116,761
Issued in Lieu of Cash Distributions	91,424	4,234	29,505	1,389
Redeemed	(1,494,732)	(69,724)	(540,755)	(25,577)
Net Increase (Decrease)—Admiral Shares	2,448,417	113,601	2,003,328	92,573
H.  Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
70

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the periods ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
71

Special 2021 tax information (unaudited) for Vanguard Core Bond Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $7,357,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 84.0% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 57.0%.
72

Change to Vanguard Core Bond Fund
Earlier this year, the board of trustees of Vanguard Core Bond Fund approved the removal of the fund’s limit on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities, also known as “BBB-rated securities,” are considered investment-grade securities. They are rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s Investors Service, Inc., or another independent rating agency or, if unrated, are determined to be of comparable quality by the fund’s advisor. The credit quality composition of the U.S. investment-grade credit universe has shifted meaningfully over time, with BBB-rated securities now representing approximately 45% of the investment-grade credit market, the largest segment by market value. Removing the 30% limit provides this fund with flexibility to increase its exposure to BBB-rated securities to levels more consistent with the market-proportional share of BBB-rated securities, when market conditions warrant. BBB-rated securities have a history of strong risk-adjusted returns, and Vanguard believes the fund can benefit from a broader investment opportunity set in BBB-rated securities. Since its inception, the fund has been actively managed by Vanguard’s Fixed Income Group, which employs highly skilled and experienced credit analysts to closely examine the securities considered for inclusion in the fund’s portfolio. While the fund’s exposure to BBB-rated securities may increase, Vanguard’s thoughtful, long-term, and analytical approach supported by strong risk management practices will continue to govern any shifts in the portfolio holdings allocation of the fund. There were no changes to the fund’s expense ratio, investment objective, or advisor as a result of the removal of the 30% limit. The removal of the 30% limit took effect in January 2021, and the fund’s prospectus has been updated to reflect the change. The fund’s holdings across bond credit-rating categories are available on the fund’s profile at vanguard.com.
73

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Core Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Core Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Core Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Core Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Core Bond Fund customers, in connection with the administration, marketing or trading of the Core Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORE BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORE BOND FUND OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q13200 112021

Annual Report   |   September 30, 2021
Vanguard Emerging Markets Bond Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, Vanguard Emerging Markets Bond Fund returned 5.91% for Investor Shares and 6.03% for Admiral Shares, outpacing its benchmark, which returned 4.36%.
•	While the global economy continued to rebound, emerging markets faced some headwinds. Vaccine availability and rollouts tended to be slower than in the developed world and emerging economies reopened later. Many governments in emerging markets found it more challenging to finance their COVID-19 relief efforts as their central banks started raising interest rates well before the end of the 12 months to stem inflation and support competitive rates.
•	The advisor relied on a number of levers to generate outperformance. There was a meaningful deterioration in the credit fundamentals of many emerging-market economies, so being very selective at the country level was key.
•	Allocations to bonds outside the benchmark, including corporate and some government-related bonds, also added value. So did some of the advisor’s duration and yield curve calls as well as exposure to emerging-market interest rates and currencies.
•	The use of derivatives to hedge portfolio risks is common in the fund. The fund’s derivatives position, including both hedges and active positions, had a net positive contribution to performance.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard Emerging Markets Bond Fund returned 5.91% for Investor Shares and 6.03% for Admiral Shares. The fund’s benchmark, the JP Morgan EMBI Global Diversified Index, returned 4.36%. The average return of its peer group of emerging-market hard currency debt funds was 5.72%. (A “hard currency” is one that is issued by a historically economically and politically stable country and is widely used around the world as payment for goods and services.)
The 30-day SEC yield for the fund’s Investor Shares ended the period at 3.44%, up from 3.31% a year earlier. For Admiral Shares, the yield was 3.61%, up from 3.46%.
The investment environment
The global economy rebounded faster than many had expected after the sharpest contraction in modern history in the spring of 2020. Yet the recovery has been uneven. Countries that have contained the virus more successfully, mostly in Asia, maintained better economic momentum through the health crisis, while those ahead of the curve in vaccinations were quicker to rebound.
Swift and extensive support from governments and central banks in developed markets has been key to the rebound. As the pandemic spread, many policymakers worked quickly to cut interest rates, expand or extend central bank asset-purchase programs, pass fiscal stimulus packages, and provide relief to workers through enhanced unemployment benefits and job retention programs. Those efforts have generally helped bring unemployment rates down and unleash pent-up consumer demand as the global economy reopened. Buoyed by extreme levels of monetary accommodation from key central banks, many emerging-market countries were able to offer their economies unusually extensive counter-cyclical fiscal support.
The prospect of faster economic growth and the combined forces of monetary and fiscal stimulus pushed up inflation and inflation expectations throughout the year. A number of developed-market central banks signaled that they might soon start to scale back their bond-buying programs or raise rates, while developing countries have mostly begun raising benchmark rates to address risks of inflation. This led to global interest rates generally ending the period higher.
Specifically, emerging countries outside of Asia tended to see an economic recovery from COVID later than developed markets as vaccine programs generally took more time to be rolled out. Central banks in Brazil, Russia, the Czech Republic, and Mexico are furthest along in their rate-hiking cycles, working to anchor inflation expectations and maintain competitive rates. While many emerging-market economies did not see as severe a contraction in GDP as developed markets, the heavy spending they undertook to manage the COVID crisis hurt their credit fundamentals.

2

Management of the fund
In the last quarter of 2020, the fund was positioned to take advantage of the ongoing compression in emerging-market bond yields after the significant pandemic-induced widening seen earlier in the year. We also began a rotation away from high-quality-debt countries in the Middle East to countries in Latin America.
Around the beginning of 2021, we shortened the fund’s duration by increasing our weighting to the front end of the yield curve. As rates went up significantly in the first three months of 2021, that tactic helped us capture some outperformance versus the benchmark.
More recently, with inflation running high and the Federal Reserve starting to talk about removing monetary accommodation, we took advantage of the significant widening in longer-dated bonds in the riskier segments of the market to reduce our underweight positions and add more price appreciation potential to the portfolio at attractive levels.
Country rotations also added value. One example is Ecuador. It seemed to us that the market was mispricing the level of risk in the country’s debt ahead of its general election. The win by a market-reform-friendly administration resulted in strong performance of government debt. The downgrade of Colombia to below investment grade gave us an opportunity to shift our position from underweight to overweight at attractive levels.
Given the general lack of volatility in emerging-market spreads during the period, we tapped into additional sources of potential return. They included allocations to bonds outside the benchmark, including corporate and some government-related bonds, allocation to euro-denominated emerging-market debt on a currency-hedged basis, and exposure to emerging-market interest rates and currencies, all of which helped relative performance.
Outlook
Our positioning remains fairly defensive on some of the riskiest countries, as the fiscal deterioration may make them vulnerable to further shocks.
In particular, we are cautious about Ghana; we think a need for further funding will likely cause its debt to reprice. And early in the year, we were overweighted Sri Lanka with the aim of taking advantage of its recovery; since then, we’ve moved to an underweight because the country seems headed toward a debt restructuring.
On the other hand, we are more positive on the outlook for Oman, and viewed the repricing in Nigerian debt as an opportunity to cover underweights.
We remain defensively positioned on some of the tighter trading names, specifically outside the Middle East, given the lack of cushion to absorb higher Treasury yields.
Emerging markets as a whole are not likely to be immune to an anticipated
3

tightening in global liquidity. However, given the repricing that has already taken place in emerging-market high-yield debt, the more proactive approach that many emerging-market central banks are taking compared with developed markets, and the fact that some of their inflationary pressures are linked more directly to the commodity cycle and supply constraints, we should continue to find value in this asset class in relative and absolute terms.
We also remain focused on tail risks because of the risks of a forced unwinding of global monetary accommodations, maintaining high levels of liquidity, and looking for opportunities to help protect the portfolio from large market moves.
With our global fixed income team of credit analysts and traders and our bottom-up, fundamentals-based research process and disciplined approach to risk-taking, we are well-positioned to identify and invest in potential pockets of outperformance as opportunities arise.
Portfolio Managers:
Daniel Shaykevich
Mauro Favini
Vanguard Fixed Income Group
October 15, 2021
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$1,034.60	$2.65
Admiral™ Shares	1,000.00	1,035.60	1.89
Based on Hypothetical 5% Yearly Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$1,022.46	$2.64
Admiral Shares	1,000.00	1,023.21	1.88
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.52% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Emerging Markets Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 10, 2016, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Since Inception (3/10/2016)	Final Value of a $10,000 Investment
Emerging Markets Bond Fund Investor Shares	5.91%	9.47%	$16,531
JP Morgan EMBI Global Diversified	4.36	5.51	13,475
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (12/6/2017)	Final Value of a $50,000 Investment
Emerging Markets Bond Fund Admiral Shares	6.03%	8.12%	$67,348
JP Morgan EMBI Global Diversified	4.36	3.68	57,386
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Emerging Markets Bond Fund
Fund Allocation
As of September 30, 2021
Mexico	9.9%
Russia	5.9
Indonesia	4.9
Colombia	4.7
Chile	4.7
Turkey	3.9
Kazakhstan	3.7
Guatemala	3.4
Serbia	3.3
South Africa	3.2
Panama	3.2
Ukraine	3.1
Peru	3.0
Ecuador	3.0
Uzbekistan	2.7
Nigeria	2.5
Philippines	2.2
Romania	2.2
Hungary	2.1
Morocco	2.0
Azerbaijan	1.9
Malaysia	1.8
El Salvador	1.8
Egypt	1.7
Argentina	1.6
Dominican Republic	1.6
Brazil	1.6
Paraguay	1.5
Oman	1.3
Saudi Arabia	1.1
Pakistan	1.0
Ivory Coast	1.0
Georgia	1.0
Other	7.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Emerging Markets Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (19.3%)
Azerbaijan (1.1%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	27,390
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	1,335	1,640
					29,030
Brazil (0.2%)
	Embraer SA	5.150%	6/15/22	5,862	6,009
Chile (3.6%)
[2]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	11,460	11,217
	Empresa Nacional del Petroleo	4.375%	10/30/24	5,209	5,624
	Empresa Nacional del Petroleo	3.750%	8/5/26	32,641	34,220
	Empresa Nacional del Petroleo	5.250%	11/6/29	19,206	21,488
[2]	Empresa Nacional del Petroleo	3.450%	9/16/31	17,850	17,496
					90,045
Indonesia (0.7%)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	6,518	7,083
[2,3]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	4,963
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.250%	10/24/42	4,317	4,827
					16,873
Kazakhstan (3.2%)
[2,4]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	8,203
[2]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	20,401	20,567
	KazMunayGas National Co. JSC	4.750%	4/19/27	8,078	8,991
	KazMunayGas National Co. JSC	5.750%	4/19/47	9,200	11,066
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	17,373
	KazTransGas JSC	4.375%	9/26/27	13,606	15,003
					81,203
Malaysia (1.5%)
	Petronas Capital Ltd.	3.500%	4/21/30	32,509	35,242
	Petronas Energy Canada Ltd.	2.112%	3/23/28	4,100	4,102
					39,344
Mexico (4.7%)
[2]	CIBANCO SA Institucion de Banca Multiple Trust CIB	4.375%	7/22/31	8,565	8,315
	Comision Federal de Electricidad	3.348%	2/9/31	11,170	11,009
[2]	Comision Federal de Electricidad	3.875%	7/26/33	23,234	22,928
9

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Comision Federal de Electricidad	4.677%	2/9/51	3,036	2,931
	Comision Federal de Electricidad	4.677%	2/9/51	10,393	10,014
	Petroleos Mexicanos	4.625%	9/21/23	4,716	4,889
	Petroleos Mexicanos	4.250%	1/15/25	10,095	10,282
	Petroleos Mexicanos	6.500%	1/23/29	2,590	2,661
	Petroleos Mexicanos	6.840%	1/23/30	27,755	28,573
	Petroleos Mexicanos	6.375%	1/23/45	5,511	4,678
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	4,675	4,080
	Petroleos Mexicanos	6.350%	2/12/48	10,000	8,415
					118,776
Morocco (0.4%)
[2]	OCP SA	5.125%	6/23/51	9,220	9,126
Peru (1.3%)
[2]	Petroleos del Peru SA	5.625%	6/19/47	8,750	8,745
	Petroleos del Peru SA	5.625%	6/19/47	23,138	23,128
					31,873
Russia (1.1%)
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	10,466	11,666
	Gazprom PJSC Via Gaz Finance plc	2.950%	1/27/29	16,200	15,917
					27,583
Saudi Arabia (0.6%)
	Saudi Arabian Oil Co.	2.875%	4/16/24	5,800	6,039
	Saudi Arabian Oil Co.	3.500%	4/16/29	8,150	8,770
					14,809
Singapore (0.5%)
[2]	Temasek Financial I Ltd.	2.750%	8/2/61	12,650	12,489
Thailand (0.4%)
	Bangkok Bank PCL	3.733%	9/25/34	10,552	10,743
Venezuela (0.0%)
[5,6]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	164
[6]	Petroleos de Venezuela SA	5.375%	4/12/27	462	26
					190
Total Corporate Bonds (Cost $492,163)					488,093
Sovereign Bonds (66.7%)
Argentina (1.4%)
	Republic of Argentina	1.000%	7/9/29	926	356
[7]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	46,351	16,985
[7]	Republic of Argentina, 1.500% coupon rate effective 7/9/22	1.125%	7/9/35	55,311	18,059
[7]	Republic of Argentina, 3.500% coupon rate effective 7/9/22	2.500%	7/9/41	700	256
					35,656
Azerbaijan (0.5%)
	Republic of Azerbaijan	4.750%	3/18/24	8,000	8,565
[5]	Republic of Azerbaijan	5.125%	9/1/29	2,795	3,110
					11,675
Bahrain (0.0%)
	Kingdom of Bahrain	6.250%	1/25/51	1,000	918
Belarus (0.4%)
	Republic of Belarus	7.625%	6/29/27	2,200	2,171
	Republic of Belarus	6.200%	2/28/30	1,760	1,551
10

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Belarus	6.378%	2/24/31	8,460	7,455
					11,177
Bermuda (0.0%)
	Government of Bermuda	3.717%	1/25/27	523	568
Brazil (1.2%)
	Federative Republic of Brazil	3.875%	6/12/30	12,340	11,970
	Federative Republic of Brazil	4.750%	1/14/50	19,489	17,261
					29,231
Cameroon (0.3%)
[2,3]	Republic of Cameroon	5.950%	7/7/32	6,192	7,016
Chile (0.5%)
	Republic of Chile	2.450%	1/31/31	6,312	6,260
	Republic of Chile	2.550%	7/27/33	2,320	2,266
	Republic of Chile	3.100%	5/7/41	3,254	3,148
					11,674
Colombia (4.0%)
	Republic of Colombia	3.875%	4/25/27	27,360	28,372
	Republic of Colombia	4.125%	2/22/42	40,633	36,569
	Republic of Colombia	5.000%	6/15/45	8,930	8,719
	Republic of Colombia	3.875%	2/15/61	35,419	28,662
					102,322
Croatia (0.3%)
	Republic of Croatia	5.500%	4/4/23	8,000	8,565
Dominican Republic (1.4%)
	Dominican Republic	5.500%	1/27/25	17,546	19,140
	Dominican Republic	5.875%	1/30/60	16,706	16,391
					35,531
Ecuador (2.6%)
[2,5]	Republic of Ecuador	0.000%	7/31/30	6,888	3,676
[5]	Republic of Ecuador	0.000%	7/31/30	27,463	14,658
[7]	Republic of Ecuador, 2.500% coupon rate effective 7/31/22	1.000%	7/31/35	29,595	19,496
[2,7]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	5,560	4,670
[7]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	26,069	21,963
					64,463
Egypt (1.5%)
	Arab Republic of Egypt	8.875%	5/29/50	2,100	2,075
[2]	Arab Republic of Egypt	8.750%	9/30/51	16,990	16,617
[2]	Arab Republic of Egypt	7.500%	2/16/61	16,335	14,341
	Arab Republic of Egypt	7.500%	2/16/61	4,249	3,728
					36,761
El Salvador (1.5%)
	Republic of El Salvador	5.875%	1/30/25	8,172	6,269
	Republic of El Salvador	8.625%	2/28/29	14,836	11,313
	Republic of El Salvador	8.250%	4/10/32	8,500	6,366
	Republic of El Salvador	7.125%	1/20/50	21,740	14,904
					38,852
Gabon (0.1%)
[5]	Republic of Gabon	6.625%	2/6/31	2,500	2,465
Georgia (0.8%)
[2]	Republic of Georgia	2.750%	4/22/26	20,340	20,599
11

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ghana (0.4%)
[5]	Republic of Ghana	8.627%	6/16/49	12,281	11,004
Guatemala (2.9%)
	Republic of Guatemala	5.750%	6/6/22	9,942	10,181
	Republic of Guatemala	4.500%	5/3/26	12,162	13,025
[2]	Republic of Guatemala	4.375%	6/5/27	2,705	2,884
	Republic of Guatemala	4.375%	6/5/27	24,700	26,333
	Republic of Guatemala	4.875%	2/13/28	2,600	2,811
[2]	Republic of Guatemala	4.650%	10/7/41	16,240	15,827
[5]	Republic of Guatemala	6.125%	6/1/50	2,900	3,342
					74,403
Honduras (0.5%)
[5]	Republic of Honduras	7.500%	3/15/24	3,448	3,645
	Republic of Honduras	6.250%	1/19/27	2,850	3,086
	Republic of Honduras	5.625%	6/24/30	4,719	4,912
					11,643
Hungary (1.8%)
[2]	Republic of Hungary	2.125%	9/22/31	25,190	24,837
[3]	Republic of Hungary	1.625%	4/28/32	6,800	8,301
[2]	Republic of Hungary	3.125%	9/21/51	12,890	12,717
					45,855
Indonesia (3.6%)
[8]	Indonesia Treasury Bond	7.000%	9/15/30	416,736,000	30,801
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	7,900	8,768
	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	5,600	6,402
	Republic of Indonesia	4.125%	1/15/25	2,239	2,453
	Republic of Indonesia	4.750%	1/8/26	11,643	13,230
	Republic of Indonesia	3.850%	7/18/27	4,300	4,765
	Republic of Indonesia	4.625%	4/15/43	4,050	4,598
	Republic of Indonesia	4.350%	1/11/48	10,793	12,019
	Republic of Indonesia	3.700%	10/30/49	700	711
	Republic of Indonesia	3.500%	2/14/50	6,800	6,797
					90,544
Iraq (0.1%)
[5]	Republic of Iraq	5.800%	1/15/28	3,424	3,307
Ivory Coast (0.9%)
[2,3]	Republic of Cote d'Ivoire	4.875%	1/30/32	1,526	1,718
[3]	Republic of Cote d'Ivoire	6.875%	10/17/40	1,715	2,122
[3,5]	Republic of Cote d'Ivoire	6.625%	3/22/48	4,800	5,594
[2,3,5]	Republic of Cote d'Ivoire	6.625%	3/22/48	10,599	12,352
					21,786
Jamaica (0.3%)
[5]	Jamaica	7.625%	7/9/25	7,480	8,554
Jordan (0.6%)
	Kingdom of Jordan	7.375%	10/10/47	13,450	13,954
Kenya (0.5%)
	Republic of Kenya	8.000%	5/22/32	7,825	8,659
	Republic of Kenya	8.250%	2/28/48	4,325	4,685
					13,344
12

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lebanon (0.1%)
[6]	Lebanon Republic	8.250%	4/12/21	2,430	286
[6]	Lebanon Republic	6.100%	10/4/22	2,250	376
[6]	Lebanon Republic	6.650%	4/22/24	2,890	484
[6]	Lebanon Republic	7.000%	3/20/28	6,310	1,002
[6]	Lebanon Republic	6.650%	2/26/30	4,900	808
[6]	Lebanon Republic	7.150%	11/20/31	1,445	233
[6]	Lebanon Republic	8.200%	5/17/33	1,445	236
[6]	Lebanon Republic	8.250%	5/17/34	1,445	231
					3,656
Mexico (3.8%)
[9]	Mexican Bonos	7.500%	6/3/27	946,500	46,597
	United Mexican States	4.500%	4/22/29	20,856	23,475
	United Mexican States	2.659%	5/24/31	19,472	18,778
	United Mexican States	5.750%	10/12/10	6,500	7,405
					96,255
Mongolia (0.1%)
[2]	Mongolia	5.125%	4/7/26	3,020	3,175
Morocco (1.4%)
[2]	Kingdom of Morocco	2.375%	12/15/27	8,000	7,838
[2,3]	Kingdom of Morocco	2.000%	9/30/30	14,650	16,568
[2]	Kingdom of Morocco	4.000%	12/15/50	10,589	9,680
					34,086
Nigeria (2.1%)
	Republic of Nigeria	7.143%	2/23/30	9,780	9,968
	Republic of Nigeria	7.625%	11/28/47	6,100	5,882
[2]	Republic of Nigeria	8.250%	9/28/51	37,545	37,813
					53,663
North Macedonia (0.1%)
[2,3]	North Macedonia	1.625%	3/10/28	2,183	2,465
Oman (1.1%)
	Sultanate of Oman	6.500%	3/8/47	5,100	4,957
[2]	Sultanate of Oman	7.000%	1/25/51	12,106	12,292
	Sultanate of Oman	7.000%	1/25/51	10,065	10,188
					27,437
Pakistan (0.9%)
[2]	Islamic Republic of Pakistan	8.875%	4/8/51	22,150	22,297
Panama (2.8%)
	Panama Bonos del Tesoro	3.362%	6/30/31	22,261	22,355
	Republic of Panama	3.750%	3/16/25	823	884
[5]	Republic of Panama	4.500%	5/15/47	4,375	4,792
[5]	Republic of Panama	4.500%	4/16/50	10,600	11,541
[5]	Republic of Panama	3.870%	7/23/60	30,889	30,202
					69,774
Paraguay (1.2%)
	Republic of Paraguay	4.625%	1/25/23	23,584	24,530
	Republic of Paraguay	6.100%	8/11/44	1,375	1,676
	Republic of Paraguay	5.600%	3/13/48	4,590	5,313
					31,519
13

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Peru (1.4%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	480	529
[2]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	6,262	6,228
	Fondo MIVIVIENDA SA	3.500%	1/31/23	20,462	21,023
	Republic of Peru	7.350%	7/21/25	5,461	6,610
					34,390
Philippines (1.9%)
[3]	Republic of Philippines	1.750%	4/28/41	26,840	31,010
	Republic of Philippines	3.200%	7/6/46	17,301	17,026
					48,036
Qatar (0.4%)
	State of Qatar	3.400%	4/16/25	8,303	8,954
Romania (1.9%)
[3]	Romania	2.500%	2/8/30	5,939	7,189
[2,3]	Romania	1.750%	7/13/30	19,185	21,749
[2,3]	Romania	2.000%	4/14/33	5,557	6,145
[2,3]	Romania	2.750%	4/14/41	6,000	6,458
[3]	Romania	2.750%	4/14/41	5,771	6,210
					47,751
Russia (4.0%)
[3]	Russian Federation	1.125%	11/20/27	12,700	14,664
[10]	Russian Federation	7.050%	1/19/28	1,899,225	25,961
[10]	Russian Federation	7.650%	4/10/30	251,505	3,564
[10]	Russian Federation	6.900%	7/23/31	2,343,305	31,331
	Russian Federation	5.100%	3/28/35	3,000	3,594
[3]	Russian Federation	2.650%	5/27/36	17,800	21,128
					100,242
Saudi Arabia (0.3%)
	Kingdom of Saudi Arabia	4.000%	4/17/25	7,300	7,997
Serbia (2.8%)
[3]	Republic of Serbia	3.125%	5/15/27	43,998	56,001
[2,3]	Republic of Serbia	2.050%	9/23/36	14,350	15,586
					71,587
South Africa (2.8%)
	Republic of South Africa	5.875%	9/16/25	5,345	5,988
	Republic of South Africa	4.850%	9/27/27	10,200	10,689
[11]	Republic of South Africa	8.500%	1/31/37	284,600	15,811
	Republic of South Africa	6.250%	3/8/41	4,000	4,191
	Republic of South Africa	5.000%	10/12/46	22,937	20,307
	Republic of South Africa	5.650%	9/27/47	14,312	13,580
					70,566
Tunisia (0.4%)
	Banque Centrale de Tunisie International Bond	5.750%	1/30/25	13,250	11,213
Turkey (3.3%)
[2]	Hazine Mustesarligi Varlik Kiralama A/S	5.125%	6/22/26	19,000	18,787
[3]	Republic of Turkey	4.375%	7/8/27	12,938	14,855
	Republic of Turkey	5.875%	6/26/31	8,000	7,517
	Republic of Turkey	6.500%	9/20/33	29,750	28,577
	Republic of Turkey	4.875%	4/16/43	9,107	7,066
	Republic of Turkey	5.750%	5/11/47	8,500	7,029
					83,831
14

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Ukraine (2.7%)
	Ukraine	7.750%	9/1/23	11,800	12,629
[12]	Ukraine	11.670%	11/22/23	43,093	1,581
	Ukraine	7.750%	9/1/24	3,960	4,291
[12]	Ukraine	15.840%	2/26/25	169,960	6,904
	Ukraine	7.750%	9/1/25	18,715	20,293
	Ukraine	7.750%	9/1/26	1,500	1,624
	Ukraine	7.750%	9/1/27	1,200	1,300
[2]	Ukraine	6.876%	5/21/29	5,900	5,974
[3]	Ukraine	4.375%	1/27/30	4,700	5,046
[2]	Ukraine	7.253%	3/15/33	8,200	8,296
[5]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	88	95
					68,033
United Arab Emirates (0.6%)
[2]	Finance Department Government of Sharjah	4.000%	7/28/50	2,646	2,359
	Finance Department Government of Sharjah	4.000%	7/28/50	5,860	5,226
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,735	3,982
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	3,600	3,647
					15,214
Uzbekistan (2.3%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	25,336
	Republic of Uzbekistan	5.375%	2/20/29	6,150	6,700
[2]	Republic of Uzbekistan	3.700%	11/25/30	16,648	16,178
[2]	Republic of Uzbekistan	3.900%	10/19/31	10,300	10,058
					58,272
Venezuela (0.0%)
[6]	Republic of Venezuela	11.750%	10/21/26	640	65
[6]	Republic of Venezuela	7.000%	3/31/38	1,500	154
					219
Vietnam (0.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	5,208
Total Sovereign Bonds (Cost $1,731,020)					1,687,707
				Shares
Temporary Cash Investments (10.8%)
Money Market Fund (10.8%)
[13]	Vanguard Market Liquidity Fund (Cost $274,775)	0.068%		2,747,840	274,784
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Put Options
USD	BNPSW	7/21/22	JPY 95.100	USD 10,000	7
15

Emerging Markets Bond Fund
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value• ($000)
USD	HSBCUK	10/15/21	KRW 1,160.000	USD 51,025	26
					33
Total Options Purchased (Cost $583)					33
Total Investments (96.8%) (Cost $2,498,541)					2,450,617
Other Assets and Liabilities—Net (3.2%)					79,802
Net Assets (100.0%)					2,530,419
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $494,180,000, representing 19.5% of net assets.
3	Face amount denominated in euro.
4	Face amount denominated in Kazakhstan Tenge.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Non-income-producing security—security in default.
7	Step bond.
8	Face amount denominated in Indonesian rupiah.
9	Face amount denominated in Mexican pesos.
10	Face amount denominated in Russian rubles.
11	Face amount denominated in South African rand.
12	Face amount denominated in Ukrainian hryvnia.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BNPSW—BNP Paribas.
HSBCUK—HSBC Bank plc.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	72	9,476	(129)
Ultra 10-Year U.S. Treasury Note	December 2021	271	39,363	(166)
				(295)
Short Futures Contracts
5-Year U.S. Treasury Note	December 2021	(312)	(38,296)	278
Long U.S. Treasury Bond	December 2021	(278)	(44,263)	1,360
Ultra Long U.S. Treasury Bond	December 2021	(12)	(2,293)	83
				1,721
				1,426

16

Emerging Markets Bond Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Royal Bank of Canada	12/15/21	AUD	15	USD	11	—	—
JPMorgan Chase Bank, N.A.	10/4/21	BRL	402,730	USD	75,159	—	(1,265)
Standard Chartered Bank	12/15/21	CAD	40,206	USD	31,567	176	—
Bank of Montreal	12/15/21	CAD	19,801	USD	15,420	213	—
Morgan Stanley Capital Services Inc.	12/15/21	CAD	13,221	USD	10,432	6	—
State Street Bank & Trust Co.	12/15/21	EUR	21,006	USD	24,868	—	(496)
Citibank, N.A.	12/15/21	EUR	19,925	USD	23,407	—	(288)
Bank of America, N.A.	12/15/21	EUR	10,900	USD	12,844	—	(197)
Deutsche Bank AG	12/15/21	EUR	8,878	USD	10,414	—	(113)
UBS AG	12/15/21	EUR	8,779	USD	10,286	—	(100)
Standard Chartered Bank	12/15/21	EUR	1,849	USD	2,146	—	(1)
Goldman Sachs & Co.	12/15/21	HUF	3,776,133	USD	12,721	—	(582)
State Street Bank & Trust Co.	12/15/21	HUF	3,894,164	USD	12,593	—	(76)
Bank of America, N.A.	12/15/21	JPY	936,196	USD	8,522	—	(104)
Toronto-Dominion Bank	12/15/21	KRW	53,612,873	USD	45,826	—	(595)
Goldman Sachs & Co.	12/15/21	KRW	6,031,495	USD	5,130	—	(41)
BNP Paribas	12/15/21	MXN	517,103	USD	24,989	—	(214)
UBS AG	12/15/21	NZD	36,285	USD	24,956	78	—
UBS AG	12/15/21	PLN	148,465	USD	38,508	—	(1,189)
JPMorgan Chase Bank, N.A.	12/15/21	PLN	49,983	USD	12,830	—	(266)
Citibank, N.A.	12/15/21	PLN	49,315	USD	12,786	—	(390)
State Street Bank & Trust Co.	12/15/21	ZAR	126,849	USD	8,333	2	—
JPMorgan Chase Bank, N.A.	10/4/21	USD	75,355	BRL	402,730	1,459	—
BNP Paribas	12/15/21	USD	32,100	CAD	40,644	11	—
State Street Bank & Trust Co.	12/15/21	USD	24,823	CAD	31,428	10	—
Toronto-Dominion Bank	12/15/21	USD	18,629	CNY	120,950	—	(16)
Toronto-Dominion Bank	12/15/21	USD	418,688	EUR	354,223	7,695	—
JPMorgan Chase Bank, N.A.	10/1/21	USD	31,881	EUR	27,110	478	—
Barclays Bank plc	12/15/21	USD	4,442	EUR	3,754	87	—
BNP Paribas	12/15/21	USD	3,419	EUR	2,910	42	—
BNP Paribas	12/15/21	USD	12,785	HUF	3,884,343	299	—
Barclays Bank plc	12/15/21	USD	31,519	IDR	452,550,000	138	—
BNP Paribas	7/22/22	USD	9,683	JPY	971,945	924	—
HSBC Bank plc	10/19/21	USD	14,885	KRW	17,541,377	75	—
Standard Chartered Bank	12/15/21	USD	14,140	KRW	16,587,634	146	—
BNP Paribas	12/15/21	USD	12,750	KRW	14,937,390	148	—
JPMorgan Chase Bank, N.A.	12/15/21	USD	9,190	KRW	10,885,647	6	—
BNP Paribas	12/15/21	USD	100,721	MXN	2,027,596	3,575	—
UBS AG	12/15/21	USD	15,249	MXN	310,683	364	—
Barclays Bank plc	12/15/21	USD	26,164	NZD	36,813	766	—
Bank of America, N.A.	12/15/21	USD	12,580	PLN	49,988	15	—
17

Emerging Markets Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Deutsche Bank AG	12/15/21	USD	61,092	RUB	4,535,192	—	(299)
JPMorgan Chase Bank, N.A.	12/15/21	USD	38,120	RUB	2,812,791	44	—
UBS AG	12/15/21	USD	12,221	TRY	113,041	9	—
State Street Bank & Trust Co.	12/15/21	USD	16,877	ZAR	241,810	989	—
Royal Bank of Canada	12/15/21	USD	8,229	ZAR	124,663	38	—
Toronto-Dominion Bank	12/15/21	USD	8,222	ZAR	121,548	236	—
Morgan Stanley Capital Services Inc.	12/15/21	USD	6	ZAR	96	—	—
						18,029	(6,232)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CNY—Chinese renminbi.
EUR—euro.
HUF—Hungarian forint.
IDR—Indonesian rupiah.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican pesos.
NZD—New Zealand dollar.
PLN—Polish zloty.
RUB—Russian ruble.
TRY—Turkish lira.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S36-V1	6/23/26	USD	10,885	(5.000)	(1,019)	66
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A1	12/22/26	MSCS	43,870	1.000	289	331	—	(42)

18

Emerging Markets Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Purchased
Republic of Colombia	12/22/26	MSCS	79,165	(1.000)	2,634	1,782	852	—
Republic of Philippines	12/22/26	BNPSW	5,820	(1.000)	(145)	(142)	—	(3)
Republic of Turkey	12/22/26	CITNA	27,510	(1.000)	4,089	4,043	46	—
Republic of Turkey	12/22/26	HSBC	20,090	(1.000)	2,987	3,025	—	(38)
					9,565	8,708	898	(41)
					9,854	9,039	898	(83)
1 Periodic premium received/paid quarterly.
BNPSW—BNP Paribas.
CITNA—Citibank NA.
HSBC—HSBC Bank USA, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $9,025,000 and cash of $5,480,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
19

Emerging Markets Bond Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,223,766)	2,175,833
Affiliated Issuers (Cost $274,775)	274,784
Total Investments in Securities	2,450,617
Investment in Vanguard	84
Cash Collateral Pledged—Futures Contracts	807
Cash Collateral Pledged—Foward Currency Contracts and Over-the-Counter Swap Contracts	2,777
Cash Collateral Pledged—Centrally Cleared Swap Contracts	490
Foreign Currency, at Value (Cost $9,050)	8,832
Receivables for Investment Securities Sold	57,945
Receivables for Accrued Income	24,802
Receivables for Capital Shares Issued	3,024
Swap Premiums Paid	9,181
Variation Margin Receivable—Centrally Cleared Swap Contracts	31
Unrealized Appreciation—Forward Currency Contracts	18,029
Unrealized Appreciation—Over-the-Counter Swap Contracts	898
Receivable from Broker	12,720
Total Assets	2,590,237
Liabilities
Due to Custodian	11,648
Payables for Investment Securities Purchased	36,078
Payables for Capital Shares Redeemed	4,231
Payables for Distributions	989
Payables to Vanguard	412
Swap Premiums Received	142
Variation Margin Payable—Futures Contracts	3
Unrealized Depreciation—Forward Currency Contracts	6,232
Unrealized Depreciation—Over-the-Counter Swap Contracts	83
Total Liabilities	59,818
Net Assets	2,530,419
20

Emerging Markets Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	2,520,765
Total Distributable Earnings (Loss)	9,654
Net Assets	2,530,419

Investor Shares—Net Assets
Applicable to 29,335,522 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	348,472
Net Asset Value Per Share—Investor Shares	$11.88

Admiral Shares—Net Assets
Applicable to 78,941,409 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,181,947
Net Asset Value Per Share—Admiral Shares	$27.64

See accompanying Notes, which are an integral part of the Financial Statements.
21

Emerging Markets Bond Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Interest[1]	73,038
Total Income	73,038
Expenses
The Vanguard Group—Note B
Investment Advisory Services	183
Management and Administrative—Investor Shares	1,383
Management and Administrative—Admiral Shares	6,374
Marketing and Distribution—Investor Shares	24
Marketing and Distribution—Admiral Shares	71
Custodian Fees	60
Auditing Fees	45
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	1
Total Expenses	8,180
Net Investment Income	64,858
Realized Net Gain (Loss)
Investment Securities Sold[1]	47,700
Futures Contracts	3,148
Options Purchased	(2,739)
Swap Contracts	3,097
Forward Currency Contracts	(1,442)
Foreign Currencies	2,035
Realized Net Gain (Loss)	51,799
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(50,836)
Futures Contracts	1,552
Options Purchased	(362)
Swap Contracts	944
Forward Currency Contracts	10,186
Foreign Currencies	(364)
Change in Unrealized Appreciation (Depreciation)	(38,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,777
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $150,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Emerging Markets Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,858	25,964
Realized Net Gain (Loss)	51,799	15,072
Change in Unrealized Appreciation (Depreciation)	(38,880)	2,960
Net Increase (Decrease) in Net Assets Resulting from Operations	77,777	43,996
Distributions
Investor Shares	(11,494)	(4,486)
Admiral Shares	(71,973)	(26,098)
Total Distributions	(83,467)	(30,584)
Capital Share Transactions
Investor Shares	220,426	62,448
Admiral Shares	1,332,635	537,078
Net Increase (Decrease) from Capital Share Transactions	1,553,061	599,526
Total Increase (Decrease)	1,547,371	612,938
Net Assets
Beginning of Period	983,048	370,110
End of Period	2,530,419	983,048

See accompanying Notes, which are an integral part of the Financial Statements.
23

Emerging Markets Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.73	$11.19	$10.36	$10.76	$11.07
Investment Operations
Net Investment Income[1]	.386	.495	.524	.443	.504
Net Realized and Unrealized Gain (Loss) on Investments	.304	.655	.826	(.193)	.184
Total from Investment Operations	.690	1.150	1.350	.250	.688
Distributions
Dividends from Net Investment Income	(.391)	(.400)	(.520)	(.439)	(.514)
Distributions from Realized Capital Gains	(.149)	(.210)	—	(.211)	(.484)
Total Distributions	(.540)	(.610)	(.520)	(.650)	(.998)
Net Asset Value, End of Period	$11.88	$11.73	$11.19	$10.36	$10.76
Total Return[2]	5.91%	10.67%	13.40%	2.39%	7.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$348	$129	$64	$25	$12
Ratio of Total Expenses to Average Net Assets	0.55%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	3.21%	4.40%	4.73%	4.29%	4.79%
Portfolio Turnover Rate	186%	266%	272%	350%	261%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Emerging Markets Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,			December 6, 2017[1] to September 30, 2018
	2021	2020	2019
Net Asset Value, Beginning of Period	$27.30	$26.03	$24.11	$24.80
Investment Operations
Net Investment Income[2]	.942	1.192	1.228	.875
Net Realized and Unrealized Gain (Loss) on Investments	.695	1.535	1.940	(.659)
Total from Investment Operations	1.637	2.727	3.168	.216
Distributions
Dividends from Net Investment Income	(.950)	(.969)	(1.248)	(.906)
Distributions from Realized Capital Gains	(.347)	(.488)	—	—
Total Distributions	(1.297)	(1.457)	(1.248)	(.906)
Net Asset Value, End of Period	$27.64	$27.30	$26.03	$24.11
Total Return[3]	6.03%	10.89%	13.53%	0.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,182	$854	$306	$76
Ratio of Total Expenses to Average Net Assets	0.40%	0.45%	0.45%	0.45%[4]
Ratio of Net Investment Income to Average Net Assets	3.37%	4.54%	4.88%	4.44%[4]
Portfolio Turnover Rate	186%	266%	272%	350%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Bond Fund
Notes to Financial Statements
Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its
26

Emerging Markets Bond Fund
clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 2% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented 36% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Emerging Markets Bond Fund
5. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2021, the fund’s average value of investments in options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
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Emerging Markets Bond Fund
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
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Emerging Markets Bond Fund
During the year ended September 30, 2021, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded and centrally cleared derivatives are listed separately.
	Assets Reflected in Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	15	(301)	(286)	270	—	—
Bank of Montreal	213	—	213	—	247	—
Barclays Bank plc	991	—	991	—	3,522	—
BNP Paribas	5,006	(217)	4,789	—	4,132	657
Citibank, N.A.	46	(678)	(632)	660	—	—
Deutsche Bank AG	—	(412)	(412)	407	—	—
Goldman Sachs & Co.	—	(623)	(623)	520	—	—
HSBC Bank plc	101	(38)	63	—	136	—
JPMorgan Chase Bank, N.A.	1,987	(1,531)	456	—	307	149
Morgan Stanley Capital Services Inc.	858	(42)	816	—	1,440	—
Royal Bank of Canada	38	—	38	10	—	38
Standard Chartered Bank	322	(1)	321	—	—	321
State Street Bank & Trust Co.	1,001	(572)	429	—	681	—
Toronto-Dominion Bank	7,931	(611)	7,320	—	4,040	3,280
UBS AG	451	(1,289)	(838)	910	—	—
Centrally Cleared Swap Contracts	31	—	31	490	—	—
Exchange-Traded Futures Contracts	—	(3)	(3)	807	—	—
Total	18,991	(6,318)	12,673	4,074	14,505	4,445
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Schedule of Investments and Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
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Emerging Markets Bond Fund
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution
31

Emerging Markets Bond Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $84,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Emerging Markets Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	488,093	—	488,093
Sovereign Bonds	—	1,687,707	—	1,687,707
Temporary Cash Investments	274,784	—	—	274,784
Options Purchased	—	33	—	33
Total	274,784	2,175,833	—	2,450,617
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,721	—	—	1,721
Forward Currency Contracts	—	18,029	—	18,029
Swap Contracts	66[1]	898	—	964
Total	1,787	18,927	—	20,714
Liabilities
Futures Contracts[1]	295	—	—	295
Forward Currency Contracts	—	6,232	—	6,232
Swap Contracts	—	83	—	83
Total	295	6,315	—	6,610
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options)	—	33	—	33
Swap Premiums Paid	—	—	9,181	9,181
Unrealized Appreciation—Futures Contracts[1]	1,721	—	—	1,721
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	66	66
Unrealized Appreciation—Forward Currency Contracts	—	18,029	—	18,029
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	898	898
Total Assets	1,721	18,062	10,145	29,928

Swap Premiums Received	—	—	142	142
33

Emerging Markets Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	295	—	—	295
Unrealized Depreciation—Forward Currency Contracts	—	6,232	—	6,232
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	83	83
Total Liabilities	295	6,232	225	6,752
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	3,148	—	—	3,148
Options Purchased	—	(2,132)	(607)	(2,739)
Swap Contracts	1,552	—	1,545	3,097
Forward Currency Contracts	—	(1,442)	—	(1,442)
Realized Net Gain (Loss) on Derivatives	4,700	(3,574)	938	2,064
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,552	—	—	1,552
Options Purchased	—	(362)	—	(362)
Swap Contracts	—	—	944	944
Forward Currency Contracts	—	10,186	—	10,186
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,552	9,824	944	12,320
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	4,594
Total Distributable Earnings (Loss)	(4,594)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
34

Emerging Markets Bond Fund
The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	40,855
Undistributed Long-Term Gains	10,517
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(40,729)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	83,228	29,886
Long-Term Capital Gains	239	698
Total	83,467	30,584
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,501,246
Gross Unrealized Appreciation	31,115
Gross Unrealized Depreciation	(71,814)
Net Unrealized Appreciation (Depreciation)	(40,699)
F.	During the year ended September 30, 2021, the fund purchased $4,120,157,000 of investment securities and sold $2,876,646,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $273,428,000 and $285,361,000, respectively.
35

Emerging Markets Bond Fund
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	319,072	26,518	131,566	11,514
Issued in Lieu of Cash Distributions	10,533	876	3,762	336
Redeemed	(109,179)	(9,091)	(72,880)	(6,554)
Net Increase (Decrease)—Investor Shares	220,426	18,303	62,448	5,296
Admiral Shares
Issued	1,672,098	59,838	788,716	29,735
Issued in Lieu of Cash Distributions	60,074	2,148	20,639	790
Redeemed	(399,537)	(14,310)	(272,277)	(11,014)
Net Increase (Decrease)—Admiral Shares	1,332,635	47,676	537,078	19,511
At September 30, 2021, one shareholder was a record or beneficial owner of 42% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Emerging Markets Bond Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,205,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 78.1%.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14310 112021

Annual Report  |  September 30, 2021
Vanguard Institutional Bond Funds
Vanguard Institutional Short-Term Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, Vanguard Institutional Short-Term Bond Fund returned 0.68%, outpacing its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Ex Baa Index, which returned 0.15%. Vanguard Institutional Intermediate-Term Bond Fund returned -0.13%, also besting the -0.71% return of its benchmark, the Bloomberg U.S. Intermediate Aggregate Ex Baa Index.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Bond yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates. The U.S. investment-grade bond market returned -0.93% according to the Bloomberg U.S. Aggregate Float Adjusted Index.
•	The primary driver of the funds’ performance versus their benchmarks was security selection. Advisor choices in emerging markets and investment-grade U.S. and European corporate bonds and mortgage-backed securities added the most value.
•	Other tailwinds for the funds included being underweight Treasuries in favor of bonds offering higher yields, having a slightly shorter-than-benchmark duration, and tactical yield curve positioning.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,003.60	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,007.10	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratio for that period are 0.02% for Institutional Short-Term Bond Fund and 0.02% for Institutional Intermediate-Term Bond Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Short-Term Bond Fund Institutional Plus Shares	0.68%	2.26%	1.82%	$11,981,071
Bloomberg U.S. Government/Credit 1-3 Year ex Baa Index	0.15	1.79	1.36	11,444,225
Bloomberg U.S. Aggregate Float Adjusted Index	-0.93	2.99	3.05	13,502,199
The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund
Fund Allocation
As of September 30, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	33.0%
Corporate Bonds	36.5
Sovereign Bonds	6.3
Taxable Municipal Bonds	0.9
U.S. Government and Agency Obligations	23.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (22.0%)
U.S. Government Securities (22.0%)
[1]	United States Treasury Note/Bond	0.125%	2/28/23	300,000	299,812
	United States Treasury Note/Bond	0.125%	3/31/23	250,000	249,766
	United States Treasury Note/Bond	0.125%	4/30/23	300,000	299,625
	United States Treasury Note/Bond	0.125%	5/31/23	300,000	299,531
	United States Treasury Note/Bond	0.250%	6/15/23	100,000	100,031
	United States Treasury Note/Bond	0.125%	7/15/23	150,000	149,695
	United States Treasury Note/Bond	2.875%	9/30/23	300,000	315,422
[2]	United States Treasury Note/Bond	0.375%	4/15/24	260,000	259,756
	United States Treasury Note/Bond	0.375%	9/15/24	100,000	99,563
	United States Treasury Note/Bond	1.250%	9/30/28	50,000	49,797
	United States Treasury Note/Bond	1.250%	8/15/31	4,000	3,904
Total U.S. Government and Agency Obligations (Cost $2,127,658)					2,126,902
Asset-Backed/Commercial Mortgage-Backed Securities (31.2%)
[3]	Ally Auto Receivables Trust Series 2018-1	2.530%	2/15/23	515	515
[3]	Ally Auto Receivables Trust Series 2019-1	3.020%	4/15/24	5,520	5,646
[3]	Ally Auto Receivables Trust Series 2019-3	1.930%	5/15/24	7,552	7,615
[3]	Ally Auto Receivables Trust Series 2019-4	1.920%	1/15/25	1,890	1,932
[3]	AmeriCredit Automobile Receivables Trust Series 2019-1	2.970%	11/20/23	1,672	1,672
[3]	AmeriCredit Automobile Receivables Trust Series 2020-2	0.660%	12/18/24	5,580	5,598
[3]	AmeriCredit Automobile Receivables Trust Series 2021-1	0.370%	8/18/25	21,100	21,131
[3]	AmeriCredit Automobile Receivables Trust Series 2021-2	0.340%	12/18/26	9,270	9,253
[3,4]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	240	273
[3,4]	Avis Budget Rental Car Funding AESOP LLC Series 2019-1A	3.450%	3/20/23	7,620	7,680
[3,4]	Avis Budget Rental Car Funding AESOP LLC Series 2019-2A	3.350%	9/22/25	12,150	12,937
[3]	BA Credit Card Trust Series 2021-A1	0.440%	9/15/26	11,060	11,020
[3]	Banc of America Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	160	176
[3]	BANK Series 2017-BNK6	3.254%	7/15/60	440	471
[3]	BANK Series 2017-BNK6	3.518%	7/15/60	420	461
[3]	BANK Series 2017-BNK6	3.741%	7/15/60	30	33
[3]	BANK Series 2017-BNK7	3.435%	9/15/60	280	306
[3]	BANK Series 2017-BNK8	3.488%	11/15/50	1,120	1,231
[3]	BANK Series 2018-BN10	3.641%	2/15/61	380	413
[3]	BANK Series 2018-BN12	4.255%	5/15/61	250	286
[3]	BANK Series 2018-BN14	4.185%	9/15/60	445	497
[3]	BANK Series 2018-BN14	4.231%	9/15/60	250	286
[3]	BANK Series 2019-BN17	3.623%	4/15/52	181	200

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	BANK Series 2019-BN17	3.714%	4/15/52	576	643
[3]	BANK Series 2019-BN19	3.183%	8/15/61	470	509
[3]	BANK Series 2019-BN20	3.011%	9/15/62	100	107
[3]	BANK Series 2020-BN28	1.725%	3/15/63	1,000	1,003
[3]	BANK Series 2020-BN30	1.673%	12/15/53	700	699
[3]	BBCMS Mortgage Trust Series 2020-C8	1.867%	10/15/53	1,620	1,628
[3]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	60	66
[3]	Benchmark Mortgage Trust Series 2019-B10	3.615%	3/15/62	194	214
[3]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	1,000	998
[3]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	600	604
[3]	Benchmark Mortgage Trust Series 2020-B22	1.731%	1/15/54	700	700
[3]	BMW Vehicle Owner Trust Series 2018-A	2.510%	6/25/24	4,755	4,775
[3]	BMW Vehicle Owner Trust Series 2019-A	1.920%	1/25/24	13,104	13,208
[3]	BMW Vehicle Owner Trust Series 2020-A	0.620%	4/26/27	4,550	4,566
[3,5]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	0.929%	2/25/30	1,185	1,189
[3,4]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.270%	12/19/22	1,416	1,420
[3,4]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.440%	8/21/23	6,380	6,499
[3,4]	Canadian Pacer Auto Receivables Trust Series 2019-1A	2.960%	6/19/24	1,900	1,949
[3,4]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.830%	7/19/24	10,040	10,142
[3,4]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.890%	3/19/25	2,150	2,182
[3,4]	Canadian Pacer Auto Receivables Trust Series 2021-1A	0.500%	10/20/25	10,410	10,392
[3]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	29,960	31,263
[3]	Capital One Multi-Asset Execution Trust Series 2021-A1	0.550%	7/15/26	45,830	45,726
[3]	Capital One Prime Auto Receivables Trust Series 2019-1	2.510%	11/15/23	5,541	5,591
[3]	Capital One Prime Auto Receivables Trust Series 2019-1	2.560%	10/15/24	5,380	5,516
[3]	Capital One Prime Auto Receivables Trust Series 2019-2	1.920%	5/15/24	19,096	19,266
[3]	Capital One Prime Auto Receivables Trust Series 2020-1	1.630%	8/15/25	4,340	4,451
[3,4]	CARDS II Trust Series 2021-1A	0.602%	4/15/27	38,910	38,908
[3]	CarMax Auto Owner Trust Series 2017-4	2.330%	5/15/23	2,104	2,110
[3]	CarMax Auto Owner Trust Series 2018-1	2.640%	6/15/23	10,029	10,088
[3]	CarMax Auto Owner Trust Series 2018-3	3.130%	6/15/23	993	999
[3]	CarMax Auto Owner Trust Series 2018-3	3.270%	3/15/24	6,600	6,737
[3]	CarMax Auto Owner Trust Series 2018-4	3.360%	9/15/23	5,247	5,303
[3]	CarMax Auto Owner Trust Series 2018-4	3.480%	2/15/24	5,320	5,486
[3]	CarMax Auto Owner Trust Series 2019-3	2.180%	8/15/24	23,745	24,044
[3]	CarMax Auto Owner Trust Series 2019-3	2.300%	4/15/25	5,400	5,566
[3]	CarMax Auto Owner Trust Series 2019-4	2.130%	7/15/25	3,830	3,954
[3]	CarMax Auto Owner Trust Series 2020-1	2.030%	6/16/25	5,620	5,801
[3]	CarMax Auto Owner Trust Series 2020-3	0.620%	3/17/25	43,100	43,239
[3]	CarMax Auto Owner Trust Series 2020-3	0.770%	3/16/26	4,900	4,922
[3]	CarMax Auto Owner Trust Series 2021-2	0.520%	2/17/26	18,620	18,650
[3]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	7,160	7,153
[3]	CarMax Auto Owner Trust Series 2021-3	0.550%	6/15/26	29,670	29,644
[3]	CarMax Auto Owner Trust Series 2021-4	0.560%	9/15/26	14,320	14,290
[3]	CarMax Auto Owner Trust Series 2021-4	0.820%	4/15/27	6,000	5,968
[3]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	4,850	4,851
[3]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	11,650	11,626
[3]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	5,590	5,572
[3]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	540	572
[3]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	1,130	1,235
[3]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	472	506
[3,4]	Chesapeake Funding II LLC Series 2019-1A	2.940%	4/15/31	3,213	3,228
[3,4]	Chesapeake Funding II LLC Series 2019-2A	1.950%	9/15/31	5,506	5,553
[3,4]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/16/32	12,799	12,855

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Citigroup Commercial Mortgage Trust Series 2013-GC11	3.093%	4/10/46	952	981
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC19	4.023%	3/10/47	805	861
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	1,054	1,130
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.622%	7/10/47	756	809
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.863%	7/10/47	255	273
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.372%	10/10/47	533	563
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.635%	10/10/47	2,250	2,420
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC27	3.137%	2/10/48	50	53
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	850	927
[3]	Citigroup Commercial Mortgage Trust Series 2017-C4	3.471%	10/12/50	520	570
[3]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.465%	9/15/50	1,085	1,192
[3]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	230	263
[3]	CNH Equipment Trust Series 2020-A	1.510%	4/15/27	2,310	2,359
[3]	COMM Mortgage Trust Series 2012-CR2	3.791%	8/15/45	901	914
[3]	COMM Mortgage Trust Series 2012-CR4	2.853%	10/15/45	547	558
[3]	COMM Mortgage Trust Series 2012-CR5	2.771%	12/10/45	291	298
[3]	COMM Mortgage Trust Series 2013-CR11	3.983%	8/10/50	924	975
[3]	COMM Mortgage Trust Series 2013-CR11	4.258%	8/10/50	813	864
[3]	COMM Mortgage Trust Series 2013-CR12	4.046%	10/10/46	800	849
[3]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	837	894
[3]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	20	21
[3]	COMM Mortgage Trust Series 2013-CR9	4.388%	7/10/45	800	842
[3,4]	COMM Mortgage Trust Series 2013-CR9	4.412%	7/10/45	3,169	3,263
[3]	COMM Mortgage Trust Series 2013-LC13	4.205%	8/10/46	146	154
[3]	COMM Mortgage Trust Series 2013-LC6	2.941%	1/10/46	745	760
[3]	COMM Mortgage Trust Series 2014-CR14	3.955%	2/10/47	20	21
[3]	COMM Mortgage Trust Series 2014-CR14	4.236%	2/10/47	505	540
[3]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	500	537
[3]	COMM Mortgage Trust Series 2014-CR17	4.174%	5/10/47	350	374
[3]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	74	78
[3]	COMM Mortgage Trust Series 2014-LC17	3.917%	10/10/47	1,500	1,621
[3]	COMM Mortgage Trust Series 2015-CR22	3.309%	3/10/48	855	916
[3]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	487	529
[3]	COMM Mortgage Trust Series 2015-LC19	3.183%	2/10/48	44	47
[3]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	1,250	1,364
[3]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	900	978
[3]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	1,240	1,343
[3,4]	Daimler Trucks Retail Trust Series 2019-1	2.790%	5/15/25	3,980	4,021
[3]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	740	807
[3,4]	Dell Equipment Finance Trust Series 2020-2	0.570%	10/23/23	19,650	19,689
[3]	Discover Card Execution Note Trust Series 2021-A1	0.580%	9/15/26	24,020	23,958
[3]	Discover Card Execution Note Trust Series 2021-A2	1.030%	9/15/28	8,900	8,838
[3,4]	DLL LLC Series 2019-DA1	2.890%	4/20/23	1,397	1,402
[3,4]	DLL LLC Series 2019-MT3	2.080%	2/21/23	7,791	7,827
[3,4]	DLL LLC Series 2019-MT3	2.150%	9/21/26	8,000	8,129
[3,4]	DLLAA LLC Series 2021-1A	0.670%	4/17/26	22,900	22,906
[3,4]	DLLAD LLC Series 2021-1A	0.640%	9/21/26	7,550	7,516
[3]	Drive Auto Receivables Trust Series 2020-2	0.830%	5/15/24	3,729	3,732
[3]	Drive Auto Receivables Trust Series 2021-1	0.440%	11/15/24	12,780	12,795
[3,4,5]	Edsouth Indenture No. 9 LLC Series 2015-1, 1M USD LIBOR + 0.800%	0.886%	10/25/56	372	373
[3,4]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	4,537	4,585
[3,4]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	15,768	15,815
[3,4]	Enterprise Fleet Financing LLC Series 2021-2	0.480%	5/20/27	19,170	19,124
[3,4]	FirstKey Homes Trust Series 2020-SFR2	1.266%	10/19/37	4,487	4,458

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Flagship Credit Auto Trust Series 2020-2	1.490%	7/15/24	2,064	2,073
[3]	Ford Credit Auto Lease Trust Series 2020-B	0.690%	10/15/23	7,380	7,413
[3]	Ford Credit Auto Owner Trust Series 2018-B	3.240%	4/15/23	1,999	2,009
[3]	Ford Credit Auto Owner Trust Series 2018-B	3.380%	3/15/24	14,050	14,320
[3]	Ford Credit Auto Owner Trust Series 2019-A	2.780%	9/15/23	14,759	14,888
[3]	Ford Credit Auto Owner Trust Series 2019-A	2.850%	8/15/24	18,140	18,608
[3,4]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	3,580	3,701
[3]	Ford Credit Auto Owner Trust Series 2020-A	1.040%	8/15/24	8,864	8,911
[3]	Ford Credit Auto Owner Trust Series 2020-A	1.350%	7/15/25	2,660	2,707
[3]	Ford Credit Auto Owner Trust Series 2020-B	0.790%	11/15/25	27,200	27,373
[3]	Ford Credit Auto Owner Trust Series 2020-C	0.510%	8/15/26	18,530	18,423
[3]	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	11,810	11,822
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	19,540	19,636
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	22,350	22,283
[3]	GM Financial Automobile Leasing Trust Series 2020-2	1.010%	7/22/24	1,850	1,865
[3]	GM Financial Automobile Leasing Trust Series 2020-3	0.510%	10/21/24	5,380	5,393
[3]	GM Financial Automobile Leasing Trust Series 2021-2	0.340%	5/20/24	35,740	35,738
[3]	GM Financial Automobile Leasing Trust Series 2021-2	0.410%	5/20/25	5,110	5,095
[3]	GM Financial Automobile Leasing Trust Series 2021-3	0.390%	10/21/24	27,420	27,339
[3]	GM Financial Automobile Leasing Trust Series 2021-3	0.500%	7/21/25	1,370	1,366
[3]	GM Financial Consumer Automobile Receivables Trust Series 2018-2	3.020%	12/18/23	5,945	5,997
[3]	GM Financial Consumer Automobile Receivables Trust Series 2018-3	3.160%	1/16/24	9,990	10,155
[3]	GM Financial Consumer Automobile Receivables Trust Series 2018-4	3.210%	10/16/23	1,413	1,424
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-1	3.110%	7/16/24	14,060	14,382
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.650%	2/16/24	8,653	8,729
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.710%	8/16/24	6,850	7,013
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-3	2.180%	4/16/24	14,009	14,139
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.750%	7/16/24	18,067	18,213
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.760%	1/16/25	3,810	3,883
[3]	GM Financial Consumer Automobile Receivables Trust Series 2020-1	1.840%	9/16/24	12,779	12,894
[3]	GM Financial Consumer Automobile Receivables Trust Series 2020-3	0.580%	1/16/26	13,500	13,541
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.350%	10/16/25	12,080	12,082
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.540%	5/17/27	7,910	7,887
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.510%	4/16/26	10,530	10,543
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.820%	10/16/26	8,690	8,732
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.480%	6/16/26	19,990	19,965
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	9,190	9,160

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	GMF Floorplan Owner Revolving Trust Series 2019-2	2.900%	4/15/26	8,400	8,860
[3,4]	GMF Floorplan Owner Revolving Trust Series 2020-1	0.680%	8/15/25	9,540	9,582
[3,4]	GMF Floorplan Owner Revolving Trust Series 2020-2	0.690%	10/15/25	23,510	23,553
[3,4]	Golden Credit Card Trust Series 2018-4A	3.440%	8/15/25	30,290	31,944
[3,4]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	12,890	12,832
[3,4,5]	Gosforth Funding plc Series 2018-1A, 3M USD LIBOR + 0.450%	0.579%	8/25/60	4,204	4,209
[3,4]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	645	646
[3,4]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	26,738	27,030
[3]	GS Mortgage Securities Corp. II Series 2018-GS10	4.155%	7/10/51	250	285
[3,4]	GS Mortgage Securities Trust Series 2012-GC6	4.948%	1/10/45	152	152
[3]	GS Mortgage Securities Trust Series 2013-GC12	3.135%	6/10/46	1,176	1,217
[3]	GS Mortgage Securities Trust Series 2013-GC13	4.185%	7/10/46	1,338	1,410
[3]	GS Mortgage Securities Trust Series 2013-GC14	3.955%	8/10/46	59	61
[3]	GS Mortgage Securities Trust Series 2014-GC20	3.998%	4/10/47	1,500	1,603
[3]	GS Mortgage Securities Trust Series 2014-GC24	3.931%	9/10/47	110	119
[3]	GS Mortgage Securities Trust Series 2014-GC24	4.162%	9/10/47	60	64
[3]	GS Mortgage Securities Trust Series 2014-GC26	3.364%	11/10/47	614	647
[3]	GS Mortgage Securities Trust Series 2014-GC26	3.629%	11/10/47	1,180	1,269
[3]	GS Mortgage Securities Trust Series 2015-GC30	3.382%	5/10/50	5	5
[3]	GS Mortgage Securities Trust Series 2015-GC34	3.506%	10/10/48	770	834
[3]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	580	615
[3]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	140	152
[3]	GS Mortgage Securities Trust Series 2019-GC42	3.001%	9/1/52	500	536
[3]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	1,360	1,343
[3]	Harley-Davidson Motorcycle Trust Series 2019-A	2.340%	2/15/24	14,094	14,196
[3]	Harley-Davidson Motorcycle Trust Series 2019-A	2.390%	11/15/26	3,600	3,679
[3]	Harley-Davidson Motorcycle Trust Series 2020-A	1.870%	10/15/24	9,039	9,115
[3]	Harley-Davidson Motorcycle Trust Series 2020-A	1.930%	4/15/27	3,640	3,717
[3]	Harley-Davidson Motorcycle Trust Series 2021-A	0.370%	4/15/26	10,990	10,998
[3]	Harley-Davidson Motorcycle Trust Series 2021-B	0.560%	11/16/26	16,050	16,048
[3]	Harley-Davidson Motorcycle Trust Series 2021-B	0.820%	5/15/29	1,470	1,465
[3]	Honda Auto Receivables Owner Trust Series 2018-4	3.300%	7/15/25	5,600	5,692
[3]	Honda Auto Receivables Owner Trust Series 2019-1	2.900%	6/18/24	5,320	5,419
[3]	Honda Auto Receivables Owner Trust Series 2019-2	2.520%	6/21/23	3,198	3,228
[3]	Honda Auto Receivables Owner Trust Series 2019-2	2.540%	3/21/25	1,270	1,298
[3]	Honda Auto Receivables Owner Trust Series 2019-3	1.780%	8/15/23	19,107	19,249
[3]	Honda Auto Receivables Owner Trust Series 2019-3	1.850%	8/15/25	2,920	2,972
[3]	Honda Auto Receivables Owner Trust Series 2020-1	1.610%	4/22/24	38,330	38,729
[3]	Honda Auto Receivables Owner Trust Series 2020-2	0.820%	7/15/24	19,150	19,248
[3]	Honda Auto Receivables Owner Trust Series 2020-2	1.090%	10/15/26	4,970	5,029
[3]	Honda Auto Receivables Owner Trust Series 2020-3	0.460%	4/19/27	8,970	8,980
[3]	Honda Auto Receivables Owner Trust Series 2021-2	0.330%	8/15/25	25,120	25,088
[3]	Honda Auto Receivables Owner Trust Series 2021-2	0.550%	8/16/27	10,300	10,255
[3]	Honda Auto Receivables Owner Trust Series 2021-3	0.410%	11/18/25	13,380	13,359
[3]	Honda Auto Receivables Owner Trust Series 2021-3	0.600%	12/20/27	1,890	1,882
[3,4]	HPEFS Equipment Trust Series 2019-1A	2.210%	9/20/29	539	540
[3,4]	HPEFS Equipment Trust Series 2020-1A	1.760%	2/20/30	9,200	9,250
[3,4]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.510%	9/15/23	25,180	25,244
[3,4]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.580%	6/17/24	4,230	4,246
[3,4]	Hyundai Auto Lease Securitization Trust Series 2021-A	0.420%	12/16/24	4,730	4,735
[3,4]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.330%	6/17/24	5,470	5,464
[3,4]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.380%	8/15/25	5,780	5,762

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Hyundai Auto Receivables Trust Series 2019-A	2.710%	5/15/25	3,260	3,333
[3]	Hyundai Auto Receivables Trust Series 2019-B	1.940%	2/15/24	13,537	13,643
[3]	Hyundai Auto Receivables Trust Series 2019-B	2.000%	4/15/25	10,320	10,585
[3]	Hyundai Auto Receivables Trust Series 2020-A	1.410%	11/15/24	16,940	17,120
[3]	Hyundai Auto Receivables Trust Series 2020-A	1.720%	6/15/26	10,777	11,053
[3]	Hyundai Auto Receivables Trust Series 2020-B	0.480%	12/16/24	38,010	38,073
[3]	Hyundai Auto Receivables Trust Series 2020-B	0.620%	12/15/25	8,430	8,459
[3]	Hyundai Auto Receivables Trust Series 2021-A	0.380%	9/15/25	21,180	21,167
[3]	Hyundai Auto Receivables Trust Series 2021-A	0.620%	5/17/27	17,030	16,955
[3]	Hyundai Auto Receivables Trust Series 2021-B	0.380%	1/15/26	36,410	36,478
[3]	Hyundai Auto Receivables Trust Series 2021-B	0.600%	2/16/27	11,800	11,813
[3]	John Deere Owner Trust Series 2019-B	2.210%	12/15/23	8,946	9,032
[3]	John Deere Owner Trust Series 2020-B	0.510%	11/15/24	15,290	15,321
[3]	John Deere Owner Trust Series 2020-B	0.720%	6/15/27	4,020	4,037
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	3.994%	1/15/46	657	688
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	181	189
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	1,250	1,329
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11	2.960%	4/15/46	800	823
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	900	953
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.664%	7/15/45	2,043	2,127
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	4.174%	7/15/45	1,834	1,912
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C14	4.133%	8/15/46	209	218
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C17	4.199%	1/15/47	2,947	3,149
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	1,160	1,237
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	700	747
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	120	128
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	184	193
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C24	3.639%	11/15/47	500	537
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	1,654	1,774
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	219	237
[3]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.490%	7/15/50	310	339
[3]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	340	372
[3]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	80	86
[3]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	230	262
[3,4]	Kubota Credit Owner Trust Series 2020-1A	1.960%	3/15/24	8,390	8,521
[3,4]	Kubota Credit Owner Trust Series 2020-2A	0.590%	10/15/24	18,250	18,271
[3,4]	Kubota Credit Owner Trust Series 2020-2A	0.730%	6/15/26	4,950	4,958

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	2,050	2,100
[3,4]	Master Credit Card Trust Series 2021-1A	0.530%	11/21/25	36,840	36,752
[3,4]	Master Credit Card Trust II Series 2020-1A	1.990%	9/21/24	5,680	5,820
[3]	Mercedes-Benz Auto Lease Trust Series 2020-B	0.500%	6/15/26	4,680	4,691
[3]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.400%	11/15/24	20,810	20,809
[3]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.510%	3/15/27	10,930	10,910
[3]	Mercedes-Benz Auto Receivables Trust Series 2018-1	3.150%	10/15/24	18,320	18,600
[3]	Mercedes-Benz Auto Receivables Trust Series 2019-1	2.040%	1/15/26	9,370	9,597
[3]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.550%	2/18/25	21,610	21,670
[3]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.770%	10/15/26	4,950	4,977
[3]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.460%	6/15/26	16,720	16,705
[3]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.730%	12/15/27	7,960	7,929
[3,4]	MMAF Equipment Finance LLC Series 2015-AA	2.490%	2/19/36	125	126
[3,4]	MMAF Equipment Finance LLC Series 2016-AA	2.210%	12/15/32	8,390	8,517
[3,4]	MMAF Equipment Finance LLC Series 2017-AA	2.410%	8/16/24	1,698	1,701
[3,4]	MMAF Equipment Finance LLC Series 2017-AA	2.680%	7/16/27	5,160	5,267
[3,4]	MMAF Equipment Finance LLC Series 2018-A	3.390%	1/10/25	9,390	9,568
[3,4]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	3,550	3,761
[3,4]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,320	4,542
[3,4]	MMAF Equipment Finance LLC Series 2020-A	0.740%	4/9/24	7,442	7,468
[3,4]	MMAF Equipment Finance LLC Series 2020-A	0.970%	4/9/27	20,500	20,475
[3,4]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	8,340	8,232
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6	2.858%	11/15/45	331	335
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10	4.216%	7/15/46	3,023	3,169
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11	3.960%	8/15/46	1,023	1,055
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	70	74
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13	4.039%	11/15/46	150	159
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.064%	2/15/47	250	267
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.384%	2/15/47	250	267
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	3.773%	4/15/47	1,294	1,365
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	1,065	1,140
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	3.892%	6/15/47	300	321
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.094%	6/15/47	465	496
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18	3.923%	10/15/47	20	22
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19	3.526%	12/15/47	20	21
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	90	96
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.451%	7/15/50	224	239
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	1,450	1,570
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	500	544

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	900	971
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	900	992
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	460	506
[3]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	180	194
[3]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	222	245
[3]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	2,000	2,186
[3]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	150	161
[3]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	600	635
[3]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	900	974
[3,4,5]	Navient Student Loan Trust Series 2016-2A, 1M USD LIBOR + 1.050%	1.136%	6/25/65	884	885
[3,4,5]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	0.836%	3/25/66	14,451	14,493
[3,4,5]	Navient Student Loan Trust Series 2017-1A, 1M USD LIBOR + 0.750%	0.836%	7/26/66	870	871
[3]	Nissan Auto Lease Trust Series 2020-B	0.430%	10/16/23	25,130	25,170
[3]	Nissan Auto Lease Trust Series 2020-B	0.490%	1/15/26	5,800	5,813
[3]	Nissan Auto Receivables Owner Trust Series 2017-C	2.280%	2/15/24	14,115	14,170
[3]	Nissan Auto Receivables Owner Trust Series 2018-B	3.160%	12/16/24	12,310	12,567
[3]	Nissan Auto Receivables Owner Trust Series 2019-A	3.000%	9/15/25	6,410	6,598
[3]	Nissan Auto Receivables Owner Trust Series 2019-B	2.500%	11/15/23	3,511	3,545
[3]	Nissan Auto Receivables Owner Trust Series 2019-B	2.540%	12/15/25	1,250	1,286
[3]	Nissan Auto Receivables Owner Trust Series 2020-A	1.380%	12/16/24	23,470	23,685
[3]	Nissan Auto Receivables Owner Trust Series 2020-A	1.700%	5/17/27	7,760	7,961
[3]	Nissan Auto Receivables Owner Trust Series 2020-B	0.710%	2/16/27	5,030	5,059
[3,4]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	510	444
[3,4,5]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	0.965%	1/16/60	444	445
[3,4,5]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	1.087%	6/20/60	2,380	2,385
[3,4,5]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	1.037%	8/18/60	1,192	1,196
[3,4]	PFS Financing Corp. Series 2020-A	1.270%	6/15/25	4,800	4,860
[3,4,5]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	1.036%	11/25/65	5,664	5,742
[3,4,5]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.933%	12/5/59	625	626
[3,4,5]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	0.935%	4/10/50	1,362	1,360
[3,4,5]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.885%	11/10/49	399	400
[3,4]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	3,135	3,136
[3]	Santander Drive Auto Receivables Trust Series 2020-2	0.670%	4/15/24	3,364	3,366
[3]	Santander Drive Auto Receivables Trust Series 2020-3	0.520%	7/15/24	21,646	21,656
[3,4]	Santander Retail Auto Lease Trust Series 2019-A	2.770%	6/20/22	288	289
[3,4]	Santander Retail Auto Lease Trust Series 2020-A	1.740%	7/20/23	9,510	9,614
[3,4]	Santander Retail Auto Lease Trust Series 2020-A	1.760%	3/20/24	1,920	1,951
[3,4]	Santander Retail Auto Lease Trust Series 2020-B	0.650%	12/20/24	7,950	7,972
[3,4]	Santander Retail Auto Lease Trust Series 2021-B	0.510%	8/20/24	30,290	30,265
[3,4]	Santander Retail Auto Lease Trust Series 2021-B	0.540%	6/20/25	7,460	7,431
[3,4]	Santander Retail Auto Lease Trust Series 2021-C	0.590%	3/20/26	5,340	5,320
[3,4]	Securitized Term Auto Receivables Trust Series 2018-2A	3.544%	6/26/23	3,820	3,849
[3,4]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	212	217
[3,4]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	440	455

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	937	992
[3,4]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	1,807	1,896
[3,4]	SoFi Professional Loan Program LLC Series 2017-A	2.400%	3/26/40	746	756
[3,4,5]	SoFi Professional Loan Program LLC Series 2017-A, 1M USD LIBOR + 0.700%	0.786%	3/26/40	436	437
[3,4]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	200	202
[3,4]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	210	214
[3,4]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	130	131
[3,4]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	250	255
[3,4]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	120	122
[3]	Synchrony Credit Card Master Note Trust Series 2017-2	2.620%	10/15/25	8,520	8,730
[3,4]	Tesla Auto Lease Trust Series 2020-A	0.680%	12/20/23	6,820	6,850
[3,4]	Tesla Auto Lease Trust Series 2020-A	0.780%	12/20/23	1,230	1,237
[3,4]	Tesla Auto Lease Trust Series 2021-B	0.600%	9/22/25	8,970	8,946
[3,4]	Tesla Auto Lease Trust Series 2021-B	0.630%	9/22/25	4,620	4,607
[3,4]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	105
[3,4]	Toyota Auto Loan Extended Note Trust Series 2019-1A	2.560%	11/25/31	900	945
[3,4]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	13,400	13,602
[3,4]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	32,040	31,974
[3]	Toyota Auto Receivables Owner Trust Series 2018-B	3.110%	11/15/23	12,870	13,016
[3]	Toyota Auto Receivables Owner Trust Series 2018-C	3.130%	2/15/24	20,140	20,513
[3]	Toyota Auto Receivables Owner Trust Series 2019-A	2.910%	7/17/23	20,959	21,172
[3]	Toyota Auto Receivables Owner Trust Series 2019-A	3.000%	5/15/24	4,280	4,404
[3]	Toyota Auto Receivables Owner Trust Series 2019-C	1.910%	9/15/23	21,351	21,512
[3]	Toyota Auto Receivables Owner Trust Series 2019-D	1.990%	2/18/25	2,460	2,526
[3]	Toyota Auto Receivables Owner Trust Series 2020-A	1.680%	5/15/25	8,300	8,488
[3]	Toyota Auto Receivables Owner Trust Series 2020-B	1.360%	8/15/24	13,380	13,503
[3]	Toyota Auto Receivables Owner Trust Series 2020-B	1.660%	9/15/25	5,220	5,328
[3]	Toyota Auto Receivables Owner Trust Series 2020-C	0.570%	10/15/25	7,770	7,775
[3]	Toyota Auto Receivables Owner Trust Series 2021-C	0.430%	1/15/26	19,620	19,596
[3]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	15,170	15,116
[3,4]	Toyota Lease Owner Trust Series 2021-A	0.390%	4/22/24	28,650	28,666
[3,4]	Toyota Lease Owner Trust Series 2021-A	0.500%	8/20/25	5,150	5,151
[3,4]	Toyota Lease Owner Trust Series 2021-B	0.420%	10/21/24	23,600	23,594
[3,4]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	15,430	15,400
[3]	UBS Commercial Mortgage Trust Series 2012-C1	4.171%	5/10/45	247	250
[3]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	495	547
[3]	UBS Commercial Mortgage Trust Series 2019-C16	3.460%	4/15/52	214	233
[3,4]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	2,364	2,343
[3]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.244%	4/10/46	100	103
[3]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	60	62
[3]	Verizon Master Trust Series 2021-1	0.500%	5/20/27	40,190	40,109
[3]	Verizon Owner Trust Series 2020-A	1.850%	7/22/24	19,526	19,783
[3]	Verizon Owner Trust Series 2020-B	0.470%	2/20/25	18,050	18,091
[3]	Volkswagen Auto Loan Enhanced Trust Series 2018-1	3.150%	7/22/24	12,200	12,277
[3]	Volkswagen Auto Loan Enhanced Trust Series 2018-2	3.250%	4/20/23	1,821	1,833
[3]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	0.980%	11/20/24	27,300	27,455
[3]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	1.260%	8/20/26	4,010	4,062
[3,4]	Volvo Financial Equipment LLC Series 2020-1A	0.510%	10/15/24	20,600	20,636
[3,4]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	4,000	4,013
[3]	Wells Fargo Commercial Mortgage Trust Series 2012-LC5	3.539%	10/15/45	434	444
[3]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.218%	7/15/46	800	843

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.443%	7/15/46	350	364
[3]	Wells Fargo Commercial Mortgage Trust Series 2014-LC18	3.405%	12/15/47	10	11
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C27	3.190%	2/15/48	64	68
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C29	3.637%	6/15/48	1,250	1,356
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	700	761
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-LC22	3.839%	9/15/58	1,771	1,939
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-BNK1	2.652%	8/15/49	280	294
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	900	979
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	260	280
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	520	570
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	190	203
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	1,160	1,276
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	1,430	1,562
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	246	270
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	235	267
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	280	313
[3]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	230	256
[3]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	1,400	1,408
[3]	WFRBS Commercial Mortgage Trust Series 2012-C9	3.388%	11/15/45	567	580
[3]	WFRBS Commercial Mortgage Trust Series 2013-C15	4.153%	8/15/46	526	554
[3]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	1,042	1,114
[3]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	660	692
[3]	WFRBS Commercial Mortgage Trust Series 2014-C19	4.101%	3/15/47	110	118
[3]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.678%	8/15/47	1,584	1,696
[3]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	692	739
[3]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.917%	10/15/57	1,038	1,122
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	58	61
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	500	534
[3,4]	Wheels SPV 2 LLC Series 2020-1A	0.510%	8/20/29	7,432	7,445
[3,4]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	3,000	2,991
[3]	World Omni Auto Receivables Trust Series 2018-A	2.730%	2/15/24	14,460	14,614
[3]	World Omni Auto Receivables Trust Series 2018-D	3.330%	4/15/24	18,186	18,390
[3]	World Omni Auto Receivables Trust Series 2018-D	3.440%	12/16/24	5,870	6,041
[3]	World Omni Auto Receivables Trust Series 2019-A	3.220%	6/16/25	6,420	6,623
[3]	World Omni Auto Receivables Trust Series 2020-A	1.100%	4/15/25	1,000	1,006
[3]	World Omni Auto Receivables Trust Series 2020-A	1.790%	6/16/25	17,600	17,870
[3]	World Omni Auto Receivables Trust Series 2020-B	0.630%	5/15/25	28,930	29,037
[3]	World Omni Auto Receivables Trust Series 2020-B	0.820%	1/15/26	7,420	7,469
[3]	World Omni Auto Receivables Trust Series 2020-C	0.610%	10/15/26	16,350	16,358
[3]	World Omni Auto Receivables Trust Series 2021-B	0.420%	6/15/26	19,370	19,333
[3]	World Omni Auto Receivables Trust Series 2021-B	0.690%	6/15/27	5,100	5,071
[3]	World Omni Auto Receivables Trust Series 2021-C	0.440%	8/17/26	13,360	13,312
[3]	World Omni Auto Receivables Trust Series 2021-C	0.640%	9/15/27	1,470	1,457

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	World Omni Automobile Lease Securitization Trust Series 2020-B	0.520%	2/17/26	8,320	8,334
[3]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.420%	8/15/24	20,990	20,988
[3]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.500%	11/16/26	7,190	7,187
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,986,428)					3,007,651
Corporate Bonds (34.5%)
Communications (0.9%)
	Comcast Corp.	3.100%	4/1/25	23,000	24,606
[6]	Comcast Corp.	0.000%	9/14/26	3,839	4,425
[4]	NTT Finance Corp.	0.583%	3/1/24	9,045	9,028
[4]	NTT Finance Corp.	1.162%	4/3/26	18,891	18,776
[3]	Ooredoo International Finance Ltd.	3.250%	2/21/23	14,045	14,506
[4]	Sky Ltd.	3.125%	11/26/22	9,480	9,776
[3,6]	Sky Ltd.	2.500%	9/15/26	2,570	3,335
[3]	TWDC Enterprises 18 Corp.	2.350%	12/1/22	1,860	1,903
					86,355
Consumer Discretionary (2.6%)
	American Honda Finance Corp.	1.950%	5/20/22	24,000	24,263
[3]	American Honda Finance Corp.	1.950%	5/10/23	30,000	30,732
[3]	American Honda Finance Corp.	0.550%	7/12/24	14,500	14,424
[3]	American Honda Finance Corp.	0.750%	8/9/24	13,725	13,723
[4]	BMW US Capital LLC	0.800%	4/1/24	9,750	9,789
[4]	BMW US Capital LLC	0.750%	8/12/24	12,500	12,531
[7]	Toyota Finance Australia Ltd.	3.300%	11/22/23	22,800	17,406
[3]	Toyota Motor Credit Corp.	2.900%	3/30/23	31,431	32,652
[3]	Toyota Motor Credit Corp.	0.400%	4/6/23	30,925	30,981
[3]	Toyota Motor Credit Corp.	0.500%	6/18/24	50,000	49,766
	Toyota Motor Credit Corp.	0.625%	9/13/24	13,435	13,407
[3,6]	Toyota Motor Finance Netherlands BV	0.625%	9/26/23	1,620	1,910
					251,584
Consumer Staples (0.5%)
[6]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	2,790	3,362
	Hershey Co.	2.050%	11/15/24	500	521
[3,6]	JT International Financial Services BV	1.125%	9/28/25	2,150	2,585
[3,6]	Nestle Finance International Ltd.	0.000%	11/12/24	3,100	3,618
[4]	Nestle Holdings Inc.	3.350%	9/24/23	11,000	11,612
[4]	Nestle Holdings Inc.	0.606%	9/14/24	6,925	6,929
[6]	PepsiCo Inc.	0.250%	5/6/24	3,125	3,668
	PepsiCo Inc.	2.250%	3/19/25	3,050	3,183
	Philip Morris International Inc.	2.875%	5/1/24	2,000	2,109
	Unilever Capital Corp.	2.600%	5/5/24	2,905	3,048
	Unilever Capital Corp.	0.626%	8/12/24	6,500	6,506
					47,141
Energy (1.0%)
	BP Capital Markets America Inc.	3.790%	2/6/24	20,000	21,407
	BP Capital Markets America Inc.	3.194%	4/6/25	2,300	2,461
	BP Capital Markets plc	2.500%	11/6/22	13,500	13,827
	BP Capital Markets plc	3.535%	11/4/24	2,163	2,338
	BP Capital Markets plc	3.506%	3/17/25	670	726
[6]	Exxon Mobil Corp.	0.142%	6/26/24	2,200	2,570
[3]	Harvest Operations Corp.	3.000%	9/21/22	6,000	6,150

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Harvest Operations Corp.	4.200%	6/1/23	2,000	2,113
[4]	SA Global Sukuk Ltd.	0.946%	6/17/24	2,316	2,294
[4]	SA Global Sukuk Ltd.	1.602%	6/17/26	6,780	6,749
	Schlumberger Investment SA	3.650%	12/1/23	30,000	31,804
	Shell International Finance BV	2.500%	9/12/26	4,358	4,620
					97,059
Financials (24.4%)
[4]	AIG Global Funding	2.700%	12/15/21	235	236
[4]	AIG Global Funding	0.800%	7/7/23	12,960	13,064
[4]	AIG Global Funding	0.450%	12/8/23	5,000	5,001
[4]	AIG Global Funding	0.650%	6/17/24	12,000	11,972
	Allstate Corp.	0.750%	12/15/25	5,000	4,936
	American Express Co.	3.700%	11/5/21	14,550	14,550
	American Express Co.	2.500%	8/1/22	27,320	27,789
	American Express Co.	3.400%	2/22/24	3,039	3,234
	Ameriprise Financial Inc.	3.000%	3/22/22	250	253
	Ameriprise Financial Inc.	3.700%	10/15/24	4,650	5,063
[4]	ANZ New Zealand Int'l Ltd.	1.900%	2/13/23	3,840	3,923
[4]	Athene Global Funding	4.000%	1/25/22	11,300	11,432
[4]	Athene Global Funding	3.000%	7/1/22	2,729	2,782
[4]	Athene Global Funding	2.800%	5/26/23	9,400	9,752
[4]	Athene Global Funding	1.200%	10/13/23	13,000	13,159
[4]	Athene Global Funding	0.950%	1/8/24	4,445	4,466
[4]	Athene Global Funding	0.914%	8/19/24	3,600	3,595
	Banco Santander SA	2.706%	6/27/24	10,000	10,518
[3]	Bank of America Corp.	3.300%	1/11/23	9,790	10,160
[3]	Bank of America Corp.	3.124%	1/20/23	9,548	9,627
[3]	Bank of America Corp.	2.881%	4/24/23	5,000	5,069
[3]	Bank of America Corp.	2.816%	7/21/23	6,952	7,084
	Bank of America Corp.	4.100%	7/24/23	5,000	5,332
[3,6]	Bank of America Corp.	0.750%	7/26/23	2,000	2,361
[3]	Bank of America Corp.	3.004%	12/20/23	37,520	38,660
[3]	Bank of America Corp.	4.125%	1/22/24	8,000	8,648
[3]	Bank of America Corp.	3.550%	3/5/24	12,567	13,101
[3]	Bank of America Corp.	0.523%	6/14/24	8,000	7,999
[3]	Bank of America Corp.	3.864%	7/23/24	10,000	10,583
[3]	Bank of America Corp.	0.810%	10/24/24	7,470	7,496
	Bank of America Corp.	0.976%	4/22/25	20,000	20,103
[3]	Bank of America Corp.	2.015%	2/13/26	9,753	10,007
[3]	Bank of America Corp.	1.319%	6/19/26	4,763	4,761
	Bank of America Corp.	1.734%	7/22/27	7,000	7,036
[3]	Bank of Montreal	0.400%	9/15/23	35,000	35,038
[3]	Bank of Montreal	3.300%	2/5/24	8,790	9,345
[3]	Bank of Montreal	0.625%	7/9/24	15,000	14,977
[3,5,7]	Bank of Montreal, 3M Australian Bank Bill Rate + 0.990%	1.002%	9/7/23	21,500	15,771
[3]	Bank of New York Mellon Corp.	2.661%	5/16/23	14,959	15,176
	Bank of Nova Scotia	1.625%	5/1/23	15,000	15,307
	Bank of Nova Scotia	0.400%	9/15/23	6,700	6,698
	Bank of Nova Scotia	0.700%	4/15/24	8,000	7,996
	Bank of Nova Scotia	0.650%	7/31/24	4,090	4,079
	Bank of Nova Scotia	1.350%	6/24/26	8,125	8,123
[3,5,7]	Bank of Nova Scotia, 3M Australian Bank Bill Rate + 0.980%	0.992%	9/7/23	22,430	16,448
[4]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	15,453	15,760

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	5,345	5,453
[4]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	10,500	11,112
[4]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	14,000	13,984
[4]	BNP Paribas SA	3.800%	1/10/24	5,000	5,327
[4]	BPCE SA	2.750%	1/11/23	13,500	13,918
	BPCE SA	4.000%	4/15/24	6,241	6,757
[3,5,7]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.125%	4/26/23	10,000	7,323
	Canadian Imperial Bank of Commerce	0.450%	6/22/23	16,640	16,641
[3]	Canadian Imperial Bank of Commerce	2.606%	7/22/23	6,050	6,158
[3]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	4,000	4,240
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	10,000	9,986
	Charles Schwab Corp.	0.750%	3/18/24	4,430	4,451
[6]	Chubb INA Holdings Inc.	0.300%	12/15/24	1,500	1,754
	Citigroup Inc.	4.500%	1/14/22	2,400	2,428
[3]	Citigroup Inc.	2.312%	11/4/22	20,620	20,652
[3]	Citigroup Inc.	3.142%	1/24/23	2,830	2,854
	Citigroup Inc.	3.875%	10/25/23	4,500	4,814
	Citigroup Inc.	0.776%	10/30/24	3,230	3,242
[3]	Citigroup Inc.	3.352%	4/24/25	6,085	6,463
	Citigroup Inc.	0.981%	5/1/25	5,415	5,436
	Cooperatieve Rabobank UA	2.750%	1/10/23	10,155	10,470
[3,6]	Cooperatieve Rabobank UA	0.625%	2/27/24	3,100	3,664
	Credit Suisse AG	1.000%	5/5/23	18,780	18,947
	Credit Suisse AG	0.495%	2/2/24	1,000	997
[3]	Credit Suisse AG	3.625%	9/9/24	1,000	1,079
[4]	Danske Bank A/S	0.976%	9/10/25	4,200	4,196
[3,6]	DNB Bank ASA	0.050%	11/14/23	2,000	2,336
[4]	Equitable Financial Life Global Funding	0.500%	4/6/23	7,500	7,512
[4]	Equitable Financial Life Global Funding	0.500%	11/17/23	10,000	9,999
[4]	Equitable Financial Life Global Funding	0.800%	8/12/24	15,000	14,982
[4]	F&G Global Funding	0.900%	9/20/24	6,300	6,289
[4]	F&G Global Funding	1.750%	6/30/26	4,000	4,024
[3]	First Republic Bank	2.500%	6/6/22	2,770	2,807
[3]	First Republic Bank	1.912%	2/12/24	15,840	16,145
[4]	Five Corners Funding Trust	4.419%	11/15/23	5,000	5,401
[4]	GA Global Funding Trust	1.000%	4/8/24	21,505	21,601
[4]	GA Global Funding Trust	0.800%	9/13/24	15,000	14,931
	Goldman Sachs Group Inc.	5.750%	1/24/22	7,568	7,697
[3]	Goldman Sachs Group Inc.	2.876%	10/31/22	34,440	34,501
	Goldman Sachs Group Inc.	3.625%	1/22/23	4,300	4,482
[3]	Goldman Sachs Group Inc.	0.481%	1/27/23	10,000	10,001
	Goldman Sachs Group Inc.	3.200%	2/23/23	8,000	8,288
	Goldman Sachs Group Inc.	0.523%	3/8/23	16,000	16,007
[3]	Goldman Sachs Group Inc.	2.905%	7/24/23	5,630	5,739
[3]	Goldman Sachs Group Inc.	0.627%	11/17/23	15,630	15,644
	Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	16,166
	Goldman Sachs Group Inc.	0.673%	3/8/24	10,000	10,012
[3,6]	Goldman Sachs Group Inc.	1.375%	5/15/24	3,000	3,559
[3]	Goldman Sachs Group Inc.	0.657%	9/10/24	24,950	24,959
	Goldman Sachs Group Inc.	3.500%	4/1/25	12,982	13,957
[3,6]	Goldman Sachs Group Inc.	2.875%	6/3/26	1,350	1,761
[4]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	3,840	3,779
[3]	HSBC Holdings plc	3.262%	3/13/23	28,633	28,992
	HSBC Holdings plc	3.600%	5/25/23	17,734	18,646
[3]	HSBC Holdings plc	3.033%	11/22/23	19,420	19,975

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	HSBC Holdings plc	3.950%	5/18/24	14,505	15,276
	HSBC Holdings plc	0.732%	8/17/24	7,000	7,005
[6]	HSBC Holdings plc	0.875%	9/6/24	2,200	2,619
	HSBC Holdings plc	0.976%	5/24/25	10,000	9,981
[3]	HSBC Holdings plc	1.645%	4/18/26	2,385	2,399
[3]	Huntington National Bank	2.500%	8/7/22	3,000	3,052
	ING Groep NV	4.100%	10/2/23	2,150	2,301
	JPMorgan Chase & Co.	2.972%	1/15/23	29,675	29,898
	JPMorgan Chase & Co.	3.200%	1/25/23	1,895	1,967
[3]	JPMorgan Chase & Co.	3.207%	4/1/23	55,120	55,893
[3]	JPMorgan Chase & Co.	2.776%	4/25/23	25,135	25,469
	JPMorgan Chase & Co.	3.375%	5/1/23	1,000	1,046
[3]	JPMorgan Chase & Co.	3.559%	4/23/24	11,290	11,817
[3]	JPMorgan Chase & Co.	1.514%	6/1/24	5,000	5,084
[3]	JPMorgan Chase & Co.	3.797%	7/23/24	12,460	13,172
[3]	JPMorgan Chase & Co.	0.653%	9/16/24	3,000	3,007
[3]	JPMorgan Chase & Co.	4.023%	12/5/24	23,163	24,822
	JPMorgan Chase & Co.	0.563%	2/16/25	3,375	3,358
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	38,468	40,642
	JPMorgan Chase & Co.	0.824%	6/1/25	5,720	5,716
	JPMorgan Chase & Co.	0.969%	6/23/25	7,500	7,507
[3]	JPMorgan Chase & Co.	2.301%	10/15/25	2,767	2,869
[3,6]	JPMorgan Chase & Co.	3.000%	2/19/26	1,970	2,581
[3]	KeyBank NA	3.375%	3/7/23	4,000	4,171
	Lloyds Banking Group plc	3.000%	1/11/22	3,020	3,043
[3]	Lloyds Banking Group plc	2.858%	3/17/23	14,700	14,866
[3]	Lloyds Banking Group plc	1.326%	6/15/23	7,445	7,494
	Lloyds Banking Group plc	4.050%	8/16/23	5,000	5,324
[3]	Lloyds Banking Group plc	2.907%	11/7/23	10,010	10,270
	Loews Corp.	2.625%	5/15/23	2,000	2,061
[4]	LSEGA Financing plc	0.650%	4/6/24	4,135	4,123
[4]	Macquarie Group Ltd.	3.189%	11/28/23	5,792	5,964
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	1,500	1,595
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	2,700	2,882
[4]	MassMutual Global Funding II	0.850%	6/9/23	9,500	9,579
[4]	Met Tower Global Funding	0.700%	4/5/24	10,000	10,012
[4]	Metropolitan Life Global Funding I	0.400%	1/7/24	4,210	4,193
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	24,895	25,205
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	53,915	54,918
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	9,750	9,941
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	5,750	6,094
[3]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	29,080	29,209
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	4,000	4,132
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	5,157	5,183
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	11,915	11,933
[4]	Mizuho Bank Ltd.	2.950%	10/17/22	940	966
[4]	Mizuho Bank Ltd.	3.500%	3/21/23	4,550	4,749
	Mizuho Financial Group Inc.	2.953%	2/28/22	10,060	10,171
	Mizuho Financial Group Inc.	2.601%	9/11/22	9,900	10,119
[3]	Mizuho Financial Group Inc.	2.721%	7/16/23	13,500	13,748
[3]	Mizuho Financial Group Inc.	1.241%	7/10/24	21,453	21,699
[3]	Morgan Stanley	2.625%	11/17/21	16,052	16,099
	Morgan Stanley	2.750%	5/19/22	27,778	28,226
[3]	Morgan Stanley	3.125%	1/23/23	3,135	3,246
[3]	Morgan Stanley	3.750%	2/25/23	8,515	8,907

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley	0.560%	11/10/23	29,130	29,174
[3]	Morgan Stanley	0.529%	1/25/24	21,430	21,442
	Morgan Stanley	0.731%	4/5/24	6,960	6,983
[3]	Morgan Stanley	3.737%	4/24/24	5,000	5,247
[3,6]	Morgan Stanley	0.637%	7/26/24	2,000	2,351
[3]	Morgan Stanley	0.791%	1/22/25	15,000	15,010
	Morgan Stanley	0.790%	5/30/25	16,600	16,553
[3]	Morgan Stanley	2.720%	7/22/25	2,854	2,989
[3]	Morgan Stanley	2.188%	4/28/26	15,000	15,488
[3]	MUFG Union Bank NA	3.150%	4/1/22	9,375	9,488
[3]	MUFG Union Bank NA	2.100%	12/9/22	4,000	4,078
[3,6]	National Australia Bank Ltd.	0.250%	5/20/24	1,620	1,902
[4]	National Bank of Canada	2.150%	10/7/22	11,780	12,006
[3]	National Bank of Canada	2.100%	2/1/23	6,670	6,819
[3]	National Bank of Canada	0.900%	8/15/23	2,870	2,881
[3]	National Bank of Canada	0.550%	11/15/24	4,600	4,589
[4]	Nationwide Building Society	2.000%	1/27/23	4,625	4,725
[3,6]	Nationwide Building Society	0.625%	4/19/23	2,000	2,354
[4]	Nationwide Building Society	3.900%	7/21/25	7,000	7,693
[4]	Nationwide Building Society	1.000%	8/28/25	2,870	2,846
[4]	NongHyup Bank	0.875%	7/28/24	20,000	20,039
[4]	Nordea Bank Abp	1.000%	6/9/23	10,570	10,682
[4]	Nordea Bank Abp	0.750%	8/28/25	4,310	4,258
[4]	Pacific Life Global Funding II	0.500%	9/23/23	14,070	14,090
[3]	PNC Bank NA	2.700%	11/1/22	5,213	5,338
[3]	PNC Bank NA	2.028%	12/9/22	5,000	5,016
[3]	PNC Bank NA	2.950%	1/30/23	10,000	10,318
[3]	PNC Bank NA	3.500%	6/8/23	5,165	5,425
	PNC Financial Services Group Inc.	3.500%	1/23/24	2,070	2,202
[4]	Principal Life Global Funding II	0.500%	1/8/24	7,500	7,486
[4]	Protective Life Global Funding	0.502%	4/12/23	2,480	2,482
[4]	Protective Life Global Funding	0.631%	10/13/23	3,230	3,239
[4]	Protective Life Global Funding	0.781%	7/5/24	22,250	22,262
[4]	Reliance Standard Life Global Funding II	2.150%	1/21/23	2,000	2,043
[3]	Royal Bank of Canada	3.700%	10/5/23	3,600	3,832
[3]	Royal Bank of Canada	0.425%	1/19/24	5,000	4,979
[3]	Royal Bank of Canada	2.550%	7/16/24	2,000	2,100
[6]	Royal Bank of Canada	0.125%	7/23/24	2,200	2,569
	Royal Bank of Canada	1.200%	4/27/26	4,960	4,931
[3]	Royal Bank of Canada	1.150%	7/14/26	10,350	10,267
[4]	Security Benefit Global Funding	1.250%	5/17/24	14,420	14,523
[4]	Skandinaviska Enskilda Banken AB	2.200%	12/12/22	9,170	9,376
[4]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	8,560	8,577
[4]	Skandinaviska Enskilda Banken AB	0.650%	9/9/24	15,000	14,957
[4]	Standard Chartered plc	1.319%	10/14/23	3,350	3,372
	State Street Corp.	2.825%	3/30/23	5,330	5,396
[3]	State Street Corp.	2.653%	5/15/23	10,475	10,626
	State Street Corp.	2.901%	3/30/26	15,273	16,203
	Sumitomo Mitsui Banking Corp.	4.850%	3/1/22	14,900	15,162
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	1,700	1,702
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	5,408	5,550
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	6,450	6,676
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	15,914	16,850
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	2,080	2,224
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	900	897

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	7,892	8,248
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	15,647	15,763
[4]	Svenska Handelsbanken AB	0.625%	6/30/23	5,000	5,023
[4]	Svenska Handelsbanken AB	0.550%	6/11/24	5,000	4,987
[3,6]	Svenska Handelsbanken AB	0.125%	6/18/24	1,620	1,898
[4]	Swedbank AB	0.600%	9/25/23	3,835	3,841
[3]	Toronto-Dominion Bank	0.750%	6/12/23	11,280	11,351
[3]	Toronto-Dominion Bank	0.450%	9/11/23	7,365	7,368
	Toronto-Dominion Bank	0.550%	3/4/24	4,730	4,718
[3]	Toronto-Dominion Bank	2.650%	6/12/24	1,225	1,289
[3]	Toronto-Dominion Bank	0.700%	9/10/24	20,000	19,960
[3]	Truist Bank	3.000%	2/2/23	3,000	3,100
[3]	Truist Bank	3.200%	4/1/24	5,000	5,312
[3]	Truist Bank	1.500%	3/10/25	440	448
[3]	Truist Financial Corp.	3.750%	12/6/23	6,610	7,063
[3]	Truist Financial Corp.	2.500%	8/1/24	11,215	11,789
[4]	UBS AG	0.375%	6/1/23	12,000	11,985
[5,7]	UBS AG, 3M Australian Bank Bill Rate + 0.670%	0.690%	7/30/23	29,512	21,491
[3,5,7]	UBS AG, 3M Australian Bank Bill Rate + 0.870%	0.891%	7/30/25	15,000	11,008
[4]	UBS Group AG	3.491%	5/23/23	3,400	3,465
[4]	UBS Group AG	2.859%	8/15/23	15,310	15,628
[4]	UBS Group AG	1.008%	7/30/24	4,445	4,473
[3,6]	US Bancorp	0.850%	6/7/24	4,292	5,102
	US Bancorp	2.400%	7/30/24	6,789	7,116
[3]	Wells Fargo & Co.	3.750%	1/24/24	16,850	18,009
[3,6]	Wells Fargo & Co.	0.500%	4/26/24	4,025	4,734
[3]	Wells Fargo & Co.	1.654%	6/2/24	19,270	19,652
[3]	Wells Fargo & Co.	0.805%	5/19/25	2,750	2,757
[3]	Wells Fargo & Co.	3.550%	9/29/25	3,788	4,124
[3,6]	Westpac Banking Corp.	0.750%	10/17/23	3,620	4,289
	Westpac Banking Corp.	3.300%	2/26/24	520	554
	Westpac Banking Corp.	1.150%	6/3/26	9,500	9,483
					2,354,906
Health Care (1.1%)
[6]	Abbott Ireland Financing DAC	0.875%	9/27/23	2,000	2,370
	Bristol-Myers Squibb Co.	2.600%	5/16/22	9,276	9,414
	Bristol-Myers Squibb Co.	2.750%	2/15/23	5,000	5,155
	Bristol-Myers Squibb Co.	0.537%	11/13/23	20,000	20,003
	Bristol-Myers Squibb Co.	2.900%	7/26/24	5,807	6,166
	GlaxoSmithKline Capital plc	2.875%	6/1/22	30,410	30,879
	GlaxoSmithKline Capital plc	0.534%	10/1/23	6,125	6,135
	GlaxoSmithKline Capital plc	3.000%	6/1/24	6,780	7,189
[3]	SSM Health Care Corp.	3.688%	6/1/23	5,985	6,249
	UnitedHealth Group Inc.	3.500%	2/15/24	2,350	2,511
	UnitedHealth Group Inc.	0.550%	5/15/24	7,200	7,197
	UnitedHealth Group Inc.	2.375%	8/15/24	1,275	1,336
	UnitedHealth Group Inc.	1.150%	5/15/26	1,845	1,847
					106,451
Industrials (1.1%)
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	855	916
[3]	Caterpillar Financial Services Corp.	1.900%	9/6/22	130	132
[3]	Caterpillar Financial Services Corp.	2.850%	5/17/24	1,300	1,374
[3]	Caterpillar Financial Services Corp.	0.600%	9/13/24	35,000	34,990
[3]	John Deere Capital Corp.	0.625%	9/10/24	20,000	20,009

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Precision Castparts Corp.	2.500%	1/15/23	5,500	5,625
[4]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	9,445	9,455
[4]	Siemens Financieringsmaatschappij NV	3.250%	5/27/25	31,218	33,625
[6]	United Parcel Service Inc.	0.375%	11/15/23	2,320	2,723
					108,849
Materials (0.2%)
[4]	Georgia-Pacific LLC	0.625%	5/15/24	18,760	18,743
Real Estate (0.9%)
	Camden Property Trust	2.950%	12/15/22	3,080	3,151
	Camden Property Trust	4.250%	1/15/24	3,890	4,159
[5]	Public Storage, SOFR + 0.470%	0.520%	4/23/24	6,465	6,473
	Realty Income Corp.	4.650%	8/1/23	10,400	11,087
	Realty Income Corp.	3.875%	4/15/25	10,000	10,952
[8]	Realty Income Corp.	1.125%	7/13/27	1,300	1,724
	Simon Property Group LP	2.750%	6/1/23	1,970	2,034
	Simon Property Group LP	3.750%	2/1/24	8,346	8,889
	Simon Property Group LP	2.000%	9/13/24	6,140	6,352
	Simon Property Group LP	3.375%	10/1/24	16,740	17,914
	Simon Property Group LP	3.500%	9/1/25	10,000	10,877
					83,612
Technology (1.3%)
[5,9]	Analog Devices Inc., SOFR + 0.250%	0.300%	10/1/24	25,000	25,034
	NVIDIA Corp.	0.584%	6/14/24	94,836	94,961
	Texas Instruments Inc.	1.125%	9/15/26	10,000	9,993
					129,988
Utilities (0.5%)
[3]	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	543	565
	Duke Energy Carolinas LLC	3.350%	5/15/22	8,255	8,414
	Entergy Louisiana LLC	0.620%	11/17/23	12,675	12,676
[3]	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	4,786	4,907
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	1,605	1,619
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	2,000	2,021
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	8,500	8,966
	Northern States Power Co.	2.600%	5/15/23	900	922
	NSTAR Electric Co.	2.375%	10/15/22	1,440	1,463
[3]	Virginia Electric & Power Co.	2.750%	3/15/23	7,474	7,690
					49,243
Total Corporate Bonds (Cost $3,323,693)					3,333,931
Sovereign Bonds (6.0%)
[3]	Arab Petroleum Investments Corp.	4.125%	9/18/23	5,882	6,273
[3,4]	Bermuda	4.138%	1/3/23	7,000	7,300
[3]	Bermuda	4.138%	1/3/23	11,745	12,240
[3]	Bermuda	4.854%	2/6/24	14,769	16,098
[3,4]	CDP Financial Inc.	2.750%	3/7/22	22,500	22,748
[3,4]	CDP Financial Inc.	3.150%	7/24/24	1,750	1,874
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	10,272
[3,4,10]	Dexia Credit Local SA	2.375%	9/20/22	10,290	10,500
[3,4,10]	Dexia Credit Local SA	3.250%	9/26/23	50,000	52,761
[3]	Emirate of Abu Dhabi	2.500%	10/11/22	17,000	17,372
	Equinor ASA	3.150%	1/23/22	3,000	3,022
	Equinor ASA	2.650%	1/15/24	2,000	2,092
	Equinor ASA	1.750%	1/22/26	5,000	5,121

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Export-Import Bank of Korea	3.000%	11/1/22	2,400	2,467
	Export-Import Bank of Korea	3.250%	11/10/25	25,000	27,128
[3]	IDB Trust Services Ltd.	2.393%	4/12/22	25,625	25,903
[3,11]	Japan Bank for International Cooperation	2.500%	5/23/24	5,000	5,245
[3]	Kingdom of Saudi Arabia	2.375%	10/26/21	18,594	18,611
[3]	Kingdom of Saudi Arabia	4.000%	4/17/25	11,155	12,221
	Korea Development Bank	4.625%	11/16/21	2,315	2,326
	Korea Development Bank	3.000%	3/19/22	12,500	12,646
	Korea Development Bank	0.500%	10/27/23	24,000	24,009
	Korea Development Bank	3.750%	1/22/24	10,000	10,737
[3]	Korea Development Bank	1.750%	2/18/25	7,000	7,157
[3]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,919
[3]	KSA Sukuk Ltd.	2.894%	4/20/22	5,000	5,064
	Province of Manitoba	2.100%	9/6/22	1,400	1,424
[4]	Qatar Petroleum	1.375%	9/12/26	7,798	7,742
	Republic of Chile	2.250%	10/30/22	528	538
[3]	Republic of Lithuania	6.625%	2/1/22	42,390	43,264
[3,4]	Republic of Lithuania	6.625%	2/1/22	5,717	5,838
	Republic of Poland	5.000%	3/23/22	20,135	20,573
[3]	Republic of Slovenia	5.500%	10/26/22	303	319
[3,4]	Saudi Arabian Oil Co.	1.250%	11/24/23	3,000	3,023
[3]	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	268	273
[3]	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	300	305
[3]	Slovak Republic	4.375%	5/21/22	58,542	59,989
	SoQ Sukuk A QSC	3.241%	1/18/23	358	371
[3]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	5,542	5,610
[3]	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	3,630	3,984
[3]	State of Kuwait	2.750%	3/20/22	42,100	42,541
[3]	State of Qatar	4.500%	1/20/22	6,000	6,074
[3]	State of Qatar	3.875%	4/23/23	10,734	11,292
[3]	State of Qatar	3.400%	4/16/25	8,800	9,490
[3,4]	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,128
[3,4]	Tokyo Metropolitan Government	0.750%	7/16/25	21,000	20,770
Total Sovereign Bonds (Cost $566,967)					574,654
Taxable Municipal Bonds (0.9%)
	Florida State Board of Administration Finance Corp. Revenue	1.258%	7/1/25	56,750	57,362
	University of California Revenue	0.883%	5/15/25	27,000	27,244
Total Taxable Municipal Bonds (Cost $83,750)					84,606

Institutional Short-Term Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (4.8%)
Money Market Fund (4.8%)
[12]	Vanguard Market Liquidity Fund (Cost $461,873)	0.068%	4,618,733	461,873
Total Investments (99.4%) (Cost $9,550,369)				9,589,617
Other Assets and Liabilities—Net (0.6%)				59,688
Net Assets (100%)				9,649,305
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $5,683,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $3,430,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $1,627,142,000, representing 16.9% of net assets.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Face amount denominated in euro.
7	Face amount denominated in Australian dollars.
8	Face amount denominated in British pounds.
9	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2021.
10	Guaranteed by multiple countries.
11	Guaranteed by the Government of Japan.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
SOFR—Secured Overnight Financing Rate.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	6,974	1,534,661	(819)
10-Year U.S. Treasury Note	December 2021	159	20,926	(40)
Long U.S. Treasury Bond	December 2021	116	18,469	(367)
				(1,226)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2021	(472)	(57,934)	246
Euro-Bobl	December 2021	(120)	(18,756)	108
Euro-Schatz	December 2021	(464)	(60,307)	46
Long Gilt	December 2021	(7)	(1,180)	38
Ultra 10-Year U.S. Treasury Note	December 2021	(4)	(581)	8
				446
				(780)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	10/27/21	GBP	1,294	USD	1,766	—	(23)
Barclays Bank plc	10/27/21	USD	90,986	AUD	125,013	599	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	78,343	EUR	66,498	1,281	—
State Street Bank & Trust Co.	10/27/21	USD	2,245	GBP	1,633	45	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	1,766	GBP	1,291	26	—
						1,951	(23)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Short-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A1	12/20/26	GSI	6,130	1.000	40	35	5	—
Republic of Chile/A1	12/20/26	JPMC	6,520	1.000	43	44	—	(1)
Republic of Chile/A1	12/20/26	MSCS	6,350	1.000	50	48	2	—
					133	127	7	(1)
Credit Protection Purchased
State of Qatar	6/20/22	BOANA	2,720	(1.000)	(18)	5	—	(23)
State of Qatar	6/20/22	CITNA	5,280	(1.000)	(36)	9	—	(45)
					(54)	14	—	(68)
					79	141	7	(69)
1 Periodic premium received/paid quarterly.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $1,178,000 in connection with open forward currency contracts and over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/23	12/15/21	161,465	0.000	(0.250)	206	193
12/15/24	12/15/21	120,775	0.000	(0.500)	182	394
12/15/25	12/15/21	13,631	0.000	(0.750)	3	85
12/15/26	12/15/21	72,988	0.000	(1.000)	(309)	672
12/15/28	12/15/21	34,063	0.000	(1.250)	(263)	471
					(181)	1,815
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.
3 Interest payment received/paid annually.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,088,496)	9,127,744
Affiliated Issuers (Cost $461,873)	461,873
Total Investments in Securities	9,589,617
Investment in Vanguard	315
Cash	680
Foreign Currency, at Value (Cost $1,272)	1,262
Receivables for Investment Securities Sold	524,998
Receivables for Accrued Income	24,235
Swap Premiums Paid	141
Variation Margin Receivable—Futures Contracts	35
Unrealized Appreciation—Forward Currency Contracts	1,951
Unrealized Appreciation—Over-the-Counter Swap Contracts	7
Total Assets	10,143,241
Liabilities
Payables for Investment Securities Purchased	493,577
Payables to Vanguard	79
Variation Margin Payable—Centrally Cleared Swaps Contracts	188
Unrealized Depreciation—Forward Currency Contracts	23
Unrealized Depreciation—Over-the-Counter Swap Contracts	69
Total Liabilities	493,936
Net Assets	9,649,305
At September 30, 2021, net assets consisted of:

Paid-in Capital	9,545,821
Total Distributable Earnings (Loss)	103,484
Net Assets	9,649,305

Net Assets
Applicable to 692,127,141 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,649,305
Net Asset Value Per Share	$13.94
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Interest[1]	110,321
Total Income	110,321
Expenses
The Vanguard Group—Note B
Investment Advisory Services	214
Management and Administrative	1,469
Marketing and Distribution	70
Custodian Fees	45
Auditing Fees	35
Trustees’ Fees and Expenses	3
Total Expenses	1,836
Net Investment Income	108,485
Realized Net Gain (Loss)
Investment Securities Sold[1]	52,401
Futures Contracts	14,285
Swap Contracts	4,741
Forward Currency Contracts	6,890
Foreign Currencies	(2,351)
Realized Net Gain (Loss)	75,966
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(123,987)
Futures Contracts	(1,160)
Swap Contracts	1,748
Forward Currency Contracts	1,947
Foreign Currencies	(24)
Change in Unrealized Appreciation (Depreciation)	(121,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,975
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $217,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	108,485	162,051
Realized Net Gain (Loss)	75,966	65,287
Change in Unrealized Appreciation (Depreciation)	(121,476)	65,075
Net Increase (Decrease) in Net Assets Resulting from Operations	62,975	292,413
Distributions
Total Distributions	(140,615)	(162,064)
Capital Share Transactions
Issued	2,387,279	2,112,377
Issued in Lieu of Cash Distributions	140,615	162,064
Redeemed	(1,057,380)	(1,929,309)
Net Increase (Decrease) from Capital Share Transactions	1,470,514	345,132
Total Increase (Decrease)	1,392,874	475,481
Net Assets
Beginning of Period	8,256,431	7,780,950
End of Period	9,649,305	8,256,431
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.06	$13.82	$13.55	$13.75	$13.84
Investment Operations
Net Investment Income[1]	.165	.316	.373	.293	.221
Net Realized and Unrealized Gain (Loss) on Investments	(.070)	.244	.271	(.202)	(.071)
Total from Investment Operations	.095	.560	.644	.091	.150
Distributions
Dividends from Net Investment Income	(.165)	(.320)	(.374)	(.291)	(.229)
Distributions from Realized Capital Gains	(.050)	—	—	—	(.011)
Total Distributions	(.215)	(.320)	(.374)	(.291)	(.240)
Net Asset Value, End of Period	$13.94	$14.06	$13.82	$13.55	$13.75
Total Return	0.68%	4.10%	4.81%	0.67%	1.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,649	$8,256	$7,781	$7,796	$7,233
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	1.18%	2.27%	2.73%	2.15%	1.61%
Portfolio Turnover Rate	134%[2]	118%	83%	118%[3]	66%
1	Calculated based on average shares outstanding.
2	Includes 16% attributable to mortgage-dollar-roll activity.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing

Institutional Short-Term Bond Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 12% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Institutional Short-Term Bond Fund
5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a

Institutional Short-Term Bond Fund
payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2021, the fund's average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.
6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in

Institutional Short-Term Bond Fund
mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.

Institutional Short-Term Bond Fund
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $315,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,126,902	—	2,126,902
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,007,651	—	3,007,651
Corporate Bonds	—	3,333,931	—	3,333,931
Sovereign Bonds	—	574,654	—	574,654
Taxable Municipal Bonds	—	84,606	—	84,606
Temporary Cash Investments	461,873	—	—	461,873
Total	461,873	9,127,744	—	9,589,617

Institutional Short-Term Bond Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Derivative Financial Instruments
Assets
Futures Contracts[1]	446	—	—	446
Forward Currency Contracts	—	1,951	—	1,951
Swap Contracts	1,815[1]	7	—	1,822
Total	2,261	1,958	—	4,219
Liabilities
Futures Contracts[1]	1,226	—	—	1,226
Forward Currency Contracts	—	23	—	23
Swap Contracts	—	69	—	69
Total	1,226	92	—	1,318
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	141	141
Unrealized Appreciation—Futures Contracts[1]	446	—	—	446
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,815	—	—	1,815
Unrealized Appreciation—Forward Currency Contracts	—	1,951	—	1,951
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	7	7
Total Assets	2,261	1,951	148	4,360

Unrealized Depreciation—Futures Contracts[1]	1,226	—	—	1,226
Unrealized Depreciation—Forward Currency Contracts	—	23	—	23
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	69	69
Total Liabilities	1,226	23	69	1,318
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Institutional Short-Term Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	14,285	—	—	14,285
Forward Currency Contracts	—	6,890	—	6,890
Swap Contracts	4,916	—	(175)	4,741
Realized Net Gain (Loss) on Derivatives	19,201	6,890	(175)	25,916

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,160)	—	—	(1,160)
Forward Currency Contracts	—	1,947	—	1,947
Swap Contracts	1,675	—	73	1,748
Change in Unrealized Appreciation (Depreciation) on Derivatives	515	1,947	73	2,535
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	4,708
Total Distributable Earnings (Loss)	(4,708)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative

Institutional Short-Term Bond Fund
contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	17,834
Undistributed Long-Term Gains	45,045
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	40,605
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	112,001	162,064
Long-Term Capital Gains	28,614	—
Total	140,615	162,064
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,550,885
Gross Unrealized Appreciation	54,888
Gross Unrealized Depreciation	(14,262)
Net Unrealized Appreciation (Depreciation)	40,626
F.	During the year ended September 30, 2021, the fund purchased $3,740,638,000 of investment securities and sold $3,952,264,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,600,301,000 and $8,200,687,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $109,562,000 and sales were $13,179,000, resulting in net realized gain of $309,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Institutional Short-Term Bond Fund
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	170,433	151,334
Issued in Lieu of Cash Distributions	10,049	11,649
Redeemed	(75,571)	(138,913)
Net Increase (Decrease) in Shares Outstanding	104,911	24,070
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	-0.13%	2.50%	2.54%	$12,854,069
Bloomberg U.S. Intermediate Aggregate ex Baa Index	-0.71	2.27	2.32	12,572,724
Bloomberg U.S. Aggregate Bond Index	-0.90	2.94	3.01	13,454,893
The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund
Fund Allocation
As of September 30, 2021
Asset-Backed/Commercial Mortgage-Backed Securities	10.4%
Corporate Bonds	32.9
Sovereign Bonds	3.4
Taxable Municipal Bonds	1.0
U.S. Government and Agency Obligations	52.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Intermediate-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (49.1%)
U.S. Government Securities (30.2%)
	United States Treasury Note/Bond	0.125%	2/28/23	500,000	499,687
[1]	United States Treasury Note/Bond	0.500%	3/15/23	380,000	381,781
[2]	United States Treasury Note/Bond	0.125%	4/30/23	150,000	149,813
	United States Treasury Note/Bond	0.125%	5/15/23	150,000	149,789
	United States Treasury Note/Bond	0.125%	5/31/23	400,000	399,375
[1]	United States Treasury Note/Bond	0.250%	6/15/23	400,000	400,125
	United States Treasury Note/Bond	0.125%	9/15/23	250,000	249,258
	United States Treasury Note/Bond	0.250%	9/30/23	500,000	499,609
[1,2]	United States Treasury Note/Bond	0.125%	10/15/23	500,000	498,281
[1]	United States Treasury Note/Bond	0.250%	11/15/23	500,000	499,297
	United States Treasury Note/Bond	0.125%	2/15/24	150,000	149,156
[1]	United States Treasury Note/Bond	0.250%	3/15/24	500,000	498,281
	United States Treasury Note/Bond	0.375%	4/15/24	700,000	699,344
	United States Treasury Note/Bond	0.250%	5/15/24	100,000	99,516
[1]	United States Treasury Note/Bond	0.250%	6/15/24	790,000	785,556
	United States Treasury Note/Bond	0.375%	8/15/24	400,000	398,625
	United States Treasury Note/Bond	0.375%	9/15/24	500,000	497,812
	United States Treasury Note/Bond	1.500%	11/30/24	100,000	102,938
[3]	United States Treasury Note/Bond	1.750%	12/31/24	75,000	77,824
	United States Treasury Note/Bond	1.375%	1/31/25	300,000	307,594
	United States Treasury Note/Bond	0.500%	3/31/25	100,000	99,469
	United States Treasury Note/Bond	0.250%	7/31/25	200,000	196,188
[1]	United States Treasury Note/Bond	0.250%	8/31/25	300,000	293,906
	United States Treasury Note/Bond	0.250%	9/30/25	300,000	293,625
	United States Treasury Note/Bond	0.250%	10/31/25	500,000	488,594
	United States Treasury Note/Bond	0.500%	2/28/26	150,000	147,469
	United States Treasury Note/Bond	2.250%	3/31/26	100,000	105,953
	United States Treasury Note/Bond	0.875%	6/30/26	300,000	298,922
	United States Treasury Note/Bond	0.625%	7/31/26	200,000	196,812
[1]	United States Treasury Note/Bond	1.625%	11/30/26	175,000	180,414
	United States Treasury Note/Bond	1.000%	7/31/28	200,000	196,156
	United States Treasury Note/Bond	1.250%	9/30/28	150,000	149,391
					9,990,560
Agency Bonds and Notes (0.1%)
	Federal Home Loan Banks	3.125%	6/13/25	6,300	6,856
	Federal Home Loan Banks	3.125%	9/12/25	7,050	7,684
	Federal Home Loan Banks	2.500%	12/10/27	8,450	9,067
	Federal Home Loan Banks	3.250%	6/9/28	2,100	2,357

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Federal National Mortgage Assn.	0.000%	1/15/30	4,900	4,268
[5]	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,392
					31,624
Conventional Mortgage-Backed Securities (18.8%)
[4,5]	Fannie Mae Pool	3.000%	3/1/43–1/1/50	21,436	22,547
[4,5]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	35,960	37,725
[4,5]	Fannie Mae Pool	5.000%	10/1/49	1,031	1,123
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	3,034	3,134
[4,5]	Freddie Mac Gold Pool	2.500%	10/1/31–3/1/47	12,173	12,801
[4,5]	Freddie Mac Gold Pool	3.000%	8/1/32–11/1/49	78,226	82,913
[4,5]	Freddie Mac Gold Pool	3.500%	8/1/32–2/1/50	141,457	149,843
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/29–12/1/49	40,899	44,153
[4,5]	Freddie Mac Gold Pool	4.500%	5/1/39–2/1/49	37,445	41,308
[4,5]	Freddie Mac Gold Pool	5.000%	7/1/39–2/1/50	7,748	8,697
[4,5]	Freddie Mac Gold Pool	5.500%	5/1/40	2,063	2,357
[4,5]	Freddie Mac Gold Pool	6.000%	6/1/37–3/1/39	621	744
[4,5]	Freddie Mac Gold Pool	6.500%	5/1/37	39	44
[4,5]	Freddie Mac Gold Pool	7.000%	5/1/38–6/1/38	79	90
[5]	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	626	648
[5]	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	16,766	17,665
[5]	Ginnie Mae I Pool	3.500%	1/15/42–6/15/47	23,724	25,484
[5]	Ginnie Mae I Pool	4.000%	4/15/39–12/15/46	3,275	3,573
[5]	Ginnie Mae I Pool	4.500%	2/15/39–12/15/46	16,575	18,770
[5]	Ginnie Mae I Pool	5.000%	2/15/40–9/15/41	635	728
[5]	Ginnie Mae I Pool	5.500%	3/15/40–2/15/41	167	183
[5]	Ginnie Mae I Pool	6.000%	5/15/36–3/15/40	907	1,036
[5,6]	Ginnie Mae II Pool	2.000%	10/15/51	40,000	40,569
[5,6]	Ginnie Mae II Pool	2.500%	3/20/43–11/15/51	199,370	205,502
[5,6]	Ginnie Mae II Pool	3.000%	3/20/27–11/15/51	289,014	304,692
[5]	Ginnie Mae II Pool	3.500%	6/20/42–3/20/50	315,964	338,841
[5]	Ginnie Mae II Pool	4.000%	2/20/34–12/20/49	104,932	113,529
[5]	Ginnie Mae II Pool	5.000%	4/20/40–11/20/49	20,661	22,572
[5]	Ginnie Mae II Pool	5.500%	4/20/40	83	96
[5]	Ginnie Mae II Pool	6.000%	2/20/41	7	8
[4,5,6]	UMBS Pool	1.500%	10/25/36–10/25/51	549,000	543,647
[4,5,6]	UMBS Pool	2.000%	5/1/28–11/25/51	1,833,957	1,844,638
[4,5,6]	UMBS Pool	2.500%	7/1/31–11/25/51	1,220,726	1,257,258
[4,5,6]	UMBS Pool	3.000%	7/1/32–11/25/51	602,622	632,754
[4,5]	UMBS Pool	3.500%	11/1/31–8/1/49	257,502	276,604
[4,5,6]	UMBS Pool	4.000%	5/1/32–11/25/51	11,181	14,895
[4,5]	UMBS Pool	5.000%	6/1/39–10/1/49	41,278	46,310
[4,5]	UMBS Pool	5.500%	6/1/33–5/1/44	77,119	91,493
[4,5]	UMBS Pool	6.000%	10/1/39	452	538
[4,5]	UMBS Pool	6.500%	9/1/36–4/1/39	211	243
[4,5]	UMBS Pool	7.000%	10/1/37–9/1/38	223	258
					6,210,013
Total U.S. Government and Agency Obligations (Cost $16,230,895)					16,232,197
Asset-Backed/Commercial Mortgage-Backed Securities (9.7%)
[5]	Ally Auto Receivables Trust Series 2018-1	2.530%	2/15/23	612	612
[5]	Ally Auto Receivables Trust Series 2018-3	3.000%	1/17/23	29	29
[5]	Ally Auto Receivables Trust Series 2019-1	3.020%	4/15/24	4,910	5,022
[5]	Ally Auto Receivables Trust Series 2019-3	1.930%	5/15/24	7,966	8,033
[5]	Ally Auto Receivables Trust Series 2019-4	1.920%	1/15/25	710	726

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	AmeriCredit Automobile Receivables Trust Series 2020-2	0.660%	12/18/24	3,350	3,361
[5]	AmeriCredit Automobile Receivables Trust Series 2021-1	0.370%	8/18/25	15,660	15,683
[5]	AmeriCredit Automobile Receivables Trust Series 2021-2	0.340%	12/18/26	6,890	6,877
[5,7]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	160	182
[5,7]	Avis Budget Rental Car Funding AESOP LLC Series 2019-1A	3.450%	3/20/23	4,430	4,465
[5]	BA Credit Card Trust Series 2021-A1	0.440%	9/15/26	8,220	8,190
[5]	Banc of America Commercial Mortgage Trust Series 2015-UBS7	3.441%	9/15/48	912	967
[5]	Banc of America Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	330	362
[5]	BANK Series 2017-BNK4	3.625%	5/15/50	280	308
[5]	BANK Series 2017-BNK6	3.254%	7/15/60	4,580	4,898
[5]	BANK Series 2017-BNK6	3.518%	7/15/60	1,110	1,219
[5]	BANK Series 2017-BNK6	3.741%	7/15/60	440	480
[5]	BANK Series 2017-BNK7	3.175%	9/15/60	13,570	14,568
[5]	BANK Series 2017-BNK7	3.435%	9/15/60	1,190	1,302
[5]	BANK Series 2017-BNK8	3.488%	11/15/50	4,170	4,584
[5]	BANK Series 2018-BN10	3.641%	2/15/61	1,030	1,119
[5]	BANK Series 2018-BN12	4.255%	5/15/61	780	892
[5]	BANK Series 2018-BN14	4.185%	9/15/60	160	179
[5]	BANK Series 2018-BN14	4.231%	9/15/60	1,055	1,209
[5]	BANK Series 2019-BN17	3.623%	4/15/52	285	314
[5]	BANK Series 2019-BN17	3.714%	4/15/52	4,459	4,981
[5]	BANK Series 2019-BN19	3.183%	8/15/61	3,910	4,232
[5]	BANK Series 2019-BN20	3.011%	9/15/62	7,180	7,700
[5]	BANK Series 2019-BN23	2.846%	12/15/52	1,900	2,029
[5]	BANK Series 2019-BN23	2.920%	12/15/52	11,780	12,559
[5]	BANK Series 2019-BN24	2.960%	11/15/62	30,620	32,717
[5]	BANK Series 2020-BN28	1.725%	3/15/63	7,000	7,020
[5]	BANK Series 2020-BN30	1.673%	12/15/53	5,050	5,042
[5]	Barclays Commercial Mortgage Trust Series 2019-C5	3.063%	11/15/52	13,010	13,994
[5]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	2,515	2,627
[5]	BBCMS Mortgage Trust Series 2020-C8	1.867%	10/15/53	5,880	5,909
[5]	BBCMS Trust Series 2021-C10	2.492%	7/15/54	5,750	5,924
[5]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	1,360	1,500
[5]	Benchmark Mortgage Trust Series 2019-B10	3.615%	3/15/62	305	336
[5]	Benchmark Mortgage Trust Series 2019-B15	2.859%	12/15/72	5,250	5,605
[5]	Benchmark Mortgage Trust Series 2019-B15	2.928%	12/15/72	20,500	21,837
[5]	Benchmark Mortgage Trust Series 2020-B16	2.732%	2/15/53	3,320	3,488
[5]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	7,163	7,148
[5]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	4,400	4,430
[5]	Benchmark Mortgage Trust Series 2020-B22	1.731%	1/15/54	4,550	4,553
[5]	BMW Vehicle Owner Trust Series 2018-A	2.510%	6/25/24	4,093	4,110
[5]	BMW Vehicle Owner Trust Series 2019-A	1.920%	1/25/24	13,826	13,936
[5]	BMW Vehicle Owner Trust Series 2020-A	0.620%	4/26/27	2,720	2,730

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,8]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	0.929%	2/25/30	547	549
[5,7]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.270%	12/19/22	583	585
[5,7]	Canadian Pacer Auto Receivables Trust Series 2018-2A	3.440%	8/21/23	2,630	2,679
[5,7]	Canadian Pacer Auto Receivables Trust Series 2019-1A	2.960%	6/19/24	1,300	1,334
[5,7]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.830%	7/19/24	8,600	8,687
[5,7]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.890%	3/19/25	1,840	1,867
[5,7]	Canadian Pacer Auto Receivables Trust Series 2021-1A	0.500%	10/20/25	15,590	15,563
[5]	Cantor Commercial Real Estate Lending Series 2019-CF3	3.006%	1/15/53	18,800	19,934
[5]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	22,300	23,270
[5]	Capital One Multi-Asset Execution Trust Series 2021-A1	0.550%	7/15/26	46,490	46,384
[5]	Capital One Prime Auto Receivables Trust Series 2019-1	2.510%	11/15/23	2,037	2,056
[5]	Capital One Prime Auto Receivables Trust Series 2019-1	2.560%	10/15/24	4,210	4,316
[5]	Capital One Prime Auto Receivables Trust Series 2019-2	1.920%	5/15/24	20,145	20,324
[5]	Capital One Prime Auto Receivables Trust Series 2020-1	1.630%	8/15/25	3,550	3,641
[5,7]	CARDS II Trust Series 2021-1A	0.602%	4/15/27	28,920	28,918
[5]	CarMax Auto Owner Trust Series 2017-4	2.330%	5/15/23	1,286	1,290
[5]	CarMax Auto Owner Trust Series 2018-1	2.640%	6/15/23	6,398	6,436
[5]	CarMax Auto Owner Trust Series 2018-3	3.130%	6/15/23	4,119	4,144
[5]	CarMax Auto Owner Trust Series 2018-3	3.270%	3/15/24	4,300	4,389
[5]	CarMax Auto Owner Trust Series 2018-4	3.360%	9/15/23	4,313	4,359
[5]	CarMax Auto Owner Trust Series 2018-4	3.480%	2/15/24	4,290	4,424
[5]	CarMax Auto Owner Trust Series 2019-3	2.180%	8/15/24	21,996	22,272
[5]	CarMax Auto Owner Trust Series 2019-3	2.300%	4/15/25	5,000	5,153
[5]	CarMax Auto Owner Trust Series 2019-4	2.130%	7/15/25	4,790	4,945
[5]	CarMax Auto Owner Trust Series 2020-1	2.030%	6/16/25	3,040	3,138
[5]	CarMax Auto Owner Trust Series 2020-3	0.620%	3/17/25	25,850	25,933
[5]	CarMax Auto Owner Trust Series 2020-3	0.770%	3/16/26	2,940	2,953
[5]	CarMax Auto Owner Trust Series 2021-2	0.520%	2/17/26	13,880	13,902
[5]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	5,340	5,335
[5]	CarMax Auto Owner Trust Series 2021-3	0.550%	6/15/26	22,690	22,670
[5]	CarMax Auto Owner Trust Series 2021-4	0.560%	9/15/26	20,680	20,637
[5]	CarMax Auto Owner Trust Series 2021-4	0.820%	4/15/27	8,670	8,623
[5]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	2,650	2,651
[5]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	17,410	17,374
[5]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	8,360	8,333
[5]	CCUBS Commercial Mortgage Trust Series 2017-C1	3.283%	11/15/50	5,000	5,355
[5]	CD Mortgage Trust Series 2016-CD1	2.459%	8/10/49	17,590	18,072
[5]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	2,710	2,870
[5]	CD Mortgage Trust Series 2017-CD3	3.631%	2/10/50	1,250	1,374

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	480	525
[5]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	785	859
[5]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	3,376	3,617
[5,7]	Chesapeake Funding II LLC Series 2019-1A	2.940%	4/15/31	9,466	9,507
[5,7]	Chesapeake Funding II LLC Series 2019-2A	1.950%	9/15/31	7,856	7,923
[5,7]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/16/32	7,674	7,708
[5]	Citigroup Commercial Mortgage Trust Series 2013-GC11	3.093%	4/10/46	1,527	1,575
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC19	3.753%	3/10/47	102	108
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC19	4.023%	3/10/47	1,949	2,084
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.575%	5/10/47	607	632
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	15,000	16,076
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.356%	7/10/47	498	522
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.622%	7/10/47	1,575	1,686
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.863%	7/10/47	275	295
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.372%	10/10/47	1,480	1,564
[5]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.635%	10/10/47	15,000	16,131
[5]	Citigroup Commercial Mortgage Trust Series 2015-GC27	3.137%	2/10/48	20	21
[5]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	520	567
[5]	Citigroup Commercial Mortgage Trust Series 2016-GC36	3.349%	2/10/49	2,600	2,763
[5]	Citigroup Commercial Mortgage Trust Series 2016-GC37	3.050%	4/10/49	3,261	3,419
[5]	Citigroup Commercial Mortgage Trust Series 2016-GC37	3.314%	4/10/49	4,000	4,315
[5]	Citigroup Commercial Mortgage Trust Series 2017-C4	3.471%	10/12/50	8,583	9,401
[5]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	4,560	4,886
[5]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.465%	9/15/50	2,460	2,702
[5]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	65	74
[5]	Citigroup Commercial Mortgage Trust Series 2019-C7	2.860%	12/15/72	10,150	10,722
[5]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.042%	12/15/72	8,630	9,304
[5]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.102%	12/15/72	20,500	22,106
[5]	CNH Equipment Trust Series 2020-A	1.510%	4/15/27	2,040	2,083
[5]	COMM Mortgage Trust Series 2012-CR2	3.791%	8/15/45	999	1,013
[5]	COMM Mortgage Trust Series 2012-CR4	2.853%	10/15/45	1,357	1,383
[5]	COMM Mortgage Trust Series 2012-CR4	3.251%	10/15/45	50	50
[5]	COMM Mortgage Trust Series 2012-CR5	2.771%	12/10/45	580	592
[5]	COMM Mortgage Trust Series 2013-CR11	3.983%	8/10/50	2,059	2,174
[5]	COMM Mortgage Trust Series 2013-CR11	4.258%	8/10/50	922	980

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	COMM Mortgage Trust Series 2013-CR12	3.765%	10/10/46	371	388
[5]	COMM Mortgage Trust Series 2013-CR12	4.046%	10/10/46	2,128	2,258
[5]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	4,200	4,486
[5]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	10	10
[5]	COMM Mortgage Trust Series 2013-CR9	4.388%	7/10/45	1,947	2,050
[5,7]	COMM Mortgage Trust Series 2013-CR9	4.412%	7/10/45	2,331	2,400
[5]	COMM Mortgage Trust Series 2013-LC13	4.205%	8/10/46	155	164
[5]	COMM Mortgage Trust Series 2013-LC6	2.941%	1/10/46	706	720
[5]	COMM Mortgage Trust Series 2014-CR14	3.955%	2/10/47	4,000	4,227
[5]	COMM Mortgage Trust Series 2014-CR14	4.236%	2/10/47	1,068	1,142
[5]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	15,000	16,102
[5]	COMM Mortgage Trust Series 2014-CR17	4.174%	5/10/47	330	353
[5]	COMM Mortgage Trust Series 2014-CR18	3.550%	7/15/47	5,444	5,710
[5]	COMM Mortgage Trust Series 2014-CR18	3.828%	7/15/47	4,082	4,382
[5]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	1,909	2,007
[5]	COMM Mortgage Trust Series 2014-LC17	3.917%	10/10/47	1,587	1,715
[5]	COMM Mortgage Trust Series 2015-CR22	3.309%	3/10/48	570	611
[5]	COMM Mortgage Trust Series 2015-CR24	3.432%	8/10/48	2,466	2,613
[5]	COMM Mortgage Trust Series 2015-CR24	3.696%	8/10/48	2,916	3,166
[5]	COMM Mortgage Trust Series 2015-CR25	3.759%	8/10/48	1,838	2,006
[5]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	3,386	3,676
[5]	COMM Mortgage Trust Series 2015-LC19	3.183%	2/10/48	1,195	1,274
[5]	COMM Mortgage Trust Series 2019-GC44	2.873%	8/15/57	2,050	2,190
[5]	COMM Mortgage Trust Series 2019-GC44	2.950%	8/15/57	9,970	10,637
[5]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	857	935
[5]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.210%	11/15/49	3,283	3,483
[5]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	2,713	2,947
[5]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	8,560	9,270
[5]	CSAIL Commercial Mortgage Trust Series 2019-C18	2.968%	12/15/52	17,500	18,573
[5]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	4,500	4,628
[5,7]	Daimler Trucks Retail Trust Series 2019-1	2.770%	8/15/22	8,050	8,070
[5,7]	Daimler Trucks Retail Trust Series 2019-1	2.790%	5/15/25	7,420	7,496
[5]	DBJPM Mortgage Trust Series 2016-C3	2.632%	8/10/49	9,200	9,586
[5]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	3,210	3,500
[5,7]	Dell Equipment Finance Trust Series 2020-2	0.570%	10/23/23	11,550	11,573
[5]	Discover Card Execution Note Trust Series 2021-A1	0.580%	9/15/26	34,910	34,821
[5]	Discover Card Execution Note Trust Series 2021-A2	1.030%	9/15/28	12,940	12,850
[5,7]	DLL LLC Series 2019-DA1	2.890%	4/20/23	1,118	1,122
[5,7]	DLL LLC Series 2019-MT3	2.080%	2/21/23	9,836	9,881
[5,7]	DLL LLC Series 2019-MT3	2.150%	9/21/26	10,200	10,364
[5,7]	DLLAA LLC Series 2021-1A	0.670%	4/17/26	12,100	12,103
[5,7]	DLLAD LLC Series 2021-1A	0.640%	9/21/26	10,300	10,254
[5]	Drive Auto Receivables Trust Series 2021-1	0.440%	11/15/24	9,520	9,531
[5,7,8]	Edsouth Indenture No. 9 LLC Series 2015-1, 1M USD LIBOR + 0.800%	0.886%	10/25/56	189	190
[5,7]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	6,473	6,542

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,7]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	9,293	9,320
[5,7]	Enterprise Fleet Financing LLC Series 2021-2	0.480%	5/20/27	14,570	14,535
[5,7]	FirstKey Homes Trust Series 2020-SFR2	1.266%	10/19/37	2,593	2,576
[5,7]	Flagship Credit Auto Trust Series 2020-2	1.490%	7/15/24	1,790	1,798
[5]	Ford Credit Auto Lease Trust Series 2020-B	0.690%	10/15/23	4,470	4,490
[5,7]	Ford Credit Auto Owner Trust Series 2018-1	3.190%	7/15/31	6,690	7,157
[5]	Ford Credit Auto Owner Trust Series 2018-B	3.240%	4/15/23	4,437	4,461
[5]	Ford Credit Auto Owner Trust Series 2018-B	3.380%	3/15/24	8,300	8,460
[5,7]	Ford Credit Auto Owner Trust Series 2019-1	3.520%	7/15/30	13,211	14,045
[5]	Ford Credit Auto Owner Trust Series 2019-A	2.780%	9/15/23	15,126	15,259
[5]	Ford Credit Auto Owner Trust Series 2019-A	2.850%	8/15/24	18,600	19,080
[5,7]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	2,940	3,040
[5]	Ford Credit Auto Owner Trust Series 2020-A	1.040%	8/15/24	7,495	7,535
[5]	Ford Credit Auto Owner Trust Series 2020-A	1.350%	7/15/25	2,250	2,290
[5]	Ford Credit Auto Owner Trust Series 2020-B	0.790%	11/15/25	27,800	27,977
[5]	Ford Credit Auto Owner Trust Series 2020-C	0.510%	8/15/26	10,470	10,410
[5]	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	7,915	7,923
[5]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	11,360	11,416
[5]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	13,150	13,111
[5]	GM Financial Automobile Leasing Trust Series 2020-2	1.010%	7/22/24	1,640	1,653
[5]	GM Financial Automobile Leasing Trust Series 2020-3	0.510%	10/21/24	3,180	3,188
[5]	GM Financial Automobile Leasing Trust Series 2021-2	0.340%	5/20/24	26,760	26,759
[5]	GM Financial Automobile Leasing Trust Series 2021-2	0.410%	5/20/25	3,830	3,819
[5]	GM Financial Automobile Leasing Trust Series 2021-3	0.390%	10/21/24	28,600	28,515
[5]	GM Financial Automobile Leasing Trust Series 2021-3	0.500%	7/21/25	8,420	8,398
[5]	GM Financial Consumer Automobile Receivables Trust Series 2018-2	3.020%	12/18/23	4,430	4,468
[5]	GM Financial Consumer Automobile Receivables Trust Series 2018-3	3.020%	5/16/23	3,024	3,038
[5]	GM Financial Consumer Automobile Receivables Trust Series 2018-3	3.160%	1/16/24	5,820	5,916
[5]	GM Financial Consumer Automobile Receivables Trust Series 2018-4	3.210%	10/16/23	3,820	3,850
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-1	3.110%	7/16/24	11,470	11,733
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.650%	2/16/24	10,440	10,532

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.710%	8/16/24	8,260	8,456
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-3	2.180%	4/16/24	8,562	8,641
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.750%	7/16/24	18,204	18,352
[5]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.760%	1/16/25	3,710	3,781
[5]	GM Financial Consumer Automobile Receivables Trust Series 2020-1	1.840%	9/16/24	6,953	7,015
[5]	GM Financial Consumer Automobile Receivables Trust Series 2020-3	0.580%	1/16/26	4,500	4,514
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.350%	10/16/25	8,920	8,922
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.540%	5/17/27	5,840	5,823
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.510%	4/16/26	7,850	7,860
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.820%	10/16/26	6,480	6,511
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.480%	6/16/26	14,910	14,892
[5]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	10,650	10,615
[5,7]	GMF Floorplan Owner Revolving Trust Series 2019-2	2.900%	4/15/26	12,600	13,290
[5,7]	GMF Floorplan Owner Revolving Trust Series 2020-1	0.680%	8/15/25	5,520	5,544
[5,7]	GMF Floorplan Owner Revolving Trust Series 2020-2	0.690%	10/15/25	13,590	13,615
[5,7]	Golden Credit Card Trust Series 2018-4A	3.440%	8/15/25	25,470	26,861
[5,7]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	23,300	23,196
[5,7,8]	Gosforth Funding plc Series 2018-1A, 3M USD LIBOR + 0.450%	0.579%	8/25/60	3,075	3,079
[5,7]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	922	924
[5,7]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	14,300	14,456
[5]	GS Mortgage Securities Corp. II Series 2018-GS10	4.155%	7/10/51	720	821
[5,7]	GS Mortgage Securities Trust Series 2012-GC6	4.948%	1/10/45	163	163
[5]	GS Mortgage Securities Trust Series 2013-GC12	3.135%	6/10/46	1,055	1,093
[5]	GS Mortgage Securities Trust Series 2013-GC14	3.955%	8/10/46	29	30
[5]	GS Mortgage Securities Trust Series 2014-GC20	3.998%	4/10/47	15,000	16,026
[5]	GS Mortgage Securities Trust Series 2014-GC24	3.931%	9/10/47	210	227
[5]	GS Mortgage Securities Trust Series 2014-GC24	4.162%	9/10/47	140	150
[5]	GS Mortgage Securities Trust Series 2014-GC26	3.364%	11/10/47	1,663	1,753
[5]	GS Mortgage Securities Trust Series 2014-GC26	3.629%	11/10/47	3,140	3,377
[5]	GS Mortgage Securities Trust Series 2015-GC28	3.136%	2/10/48	87	92

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	GS Mortgage Securities Trust Series 2015-GC28	3.396%	2/10/48	40	43
[5]	GS Mortgage Securities Trust Series 2015-GC30	3.382%	5/10/50	5	5
[5]	GS Mortgage Securities Trust Series 2015-GC32	3.498%	7/10/48	7,000	7,458
[5]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	2,024	2,127
[5]	GS Mortgage Securities Trust Series 2015-GC34	3.506%	10/10/48	1,720	1,863
[5]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	180	191
[5]	GS Mortgage Securities Trust Series 2017-GS6	3.433%	5/10/50	2,490	2,722
[5]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	2,600	2,953
[5]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	1,170	1,267
[5]	GS Mortgage Securities Trust Series 2020-GC45	2.843%	2/13/53	5,550	5,920
[5]	GS Mortgage Securities Trust Series 2020-GC45	2.911%	2/13/53	16,325	17,374
[5]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	9,640	9,519
[5]	Harley-Davidson Motorcycle Trust Series 2019-A	2.340%	2/15/24	5,412	5,452
[5]	Harley-Davidson Motorcycle Trust Series 2019-A	2.390%	11/15/26	2,960	3,025
[5]	Harley-Davidson Motorcycle Trust Series 2020-A	1.870%	10/15/24	4,962	5,004
[5]	Harley-Davidson Motorcycle Trust Series 2020-A	1.930%	4/15/27	2,000	2,042
[5]	Harley-Davidson Motorcycle Trust Series 2021-A	0.370%	4/15/26	8,180	8,186
[5]	Harley-Davidson Motorcycle Trust Series 2021-B	0.560%	11/16/26	16,740	16,738
[5]	Harley-Davidson Motorcycle Trust Series 2021-B	0.820%	5/15/29	9,020	8,988
[5,7]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	15,600	15,590
[5]	Honda Auto Receivables Owner Trust Series 2018-4	3.300%	7/15/25	9,400	9,554
[5]	Honda Auto Receivables Owner Trust Series 2019-1	2.900%	6/18/24	5,000	5,093
[5]	Honda Auto Receivables Owner Trust Series 2019-2	2.520%	6/21/23	6,413	6,474
[5]	Honda Auto Receivables Owner Trust Series 2019-2	2.540%	3/21/25	2,530	2,586
[5]	Honda Auto Receivables Owner Trust Series 2019-3	1.780%	8/15/23	23,670	23,846
[5]	Honda Auto Receivables Owner Trust Series 2019-3	1.850%	8/15/25	3,640	3,705
[5]	Honda Auto Receivables Owner Trust Series 2020-1	1.610%	4/22/24	30,170	30,484
[5]	Honda Auto Receivables Owner Trust Series 2020-2	0.820%	7/15/24	16,600	16,685
[5]	Honda Auto Receivables Owner Trust Series 2020-2	1.090%	10/15/26	4,300	4,351

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Honda Auto Receivables Owner Trust Series 2020-3	0.460%	4/19/27	5,290	5,296
[5]	Honda Auto Receivables Owner Trust Series 2021-2	0.330%	8/15/25	18,810	18,786
[5]	Honda Auto Receivables Owner Trust Series 2021-2	0.550%	8/16/27	7,710	7,676
[5]	Honda Auto Receivables Owner Trust Series 2021-3	0.410%	11/18/25	13,940	13,919
[5]	Honda Auto Receivables Owner Trust Series 2021-3	0.600%	12/20/27	9,760	9,721
[5,7]	HPEFS Equipment Trust Series 2019-1A	2.210%	9/20/29	270	270
[5,7]	HPEFS Equipment Trust Series 2020-1A	1.760%	2/20/30	4,800	4,826
[5,7]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.510%	9/15/23	14,830	14,868
[5,7]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.580%	6/17/24	2,490	2,499
[5,7]	Hyundai Auto Lease Securitization Trust Series 2021-A	0.420%	12/16/24	3,490	3,493
[5,7]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.330%	6/17/24	4,060	4,056
[5,7]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.380%	8/15/25	4,300	4,286
[5]	Hyundai Auto Receivables Trust Series 2019-A	2.710%	5/15/25	6,050	6,185
[5]	Hyundai Auto Receivables Trust Series 2019-B	1.940%	2/15/24	6,989	7,044
[5]	Hyundai Auto Receivables Trust Series 2019-B	2.000%	4/15/25	5,740	5,887
[5]	Hyundai Auto Receivables Trust Series 2020-A	1.410%	11/15/24	14,260	14,412
[5]	Hyundai Auto Receivables Trust Series 2020-A	1.720%	6/15/26	9,420	9,661
[5]	Hyundai Auto Receivables Trust Series 2020-B	0.480%	12/16/24	22,790	22,828
[5]	Hyundai Auto Receivables Trust Series 2020-B	0.620%	12/15/25	5,050	5,067
[5]	Hyundai Auto Receivables Trust Series 2021-A	0.380%	9/15/25	15,820	15,810
[5]	Hyundai Auto Receivables Trust Series 2021-A	0.620%	5/17/27	12,470	12,415
[5]	Hyundai Auto Receivables Trust Series 2021-B	0.380%	1/15/26	27,670	27,722
[5]	Hyundai Auto Receivables Trust Series 2021-B	0.600%	2/16/27	16,090	16,107
[5]	John Deere Owner Trust Series 2019-B	2.210%	12/15/23	5,469	5,522
[5]	John Deere Owner Trust Series 2020-B	0.510%	11/15/24	9,160	9,179
[5]	John Deere Owner Trust Series 2020-B	0.720%	6/15/27	2,410	2,420
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6	3.507%	5/15/45	314	316
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	3.994%	1/15/46	2,612	2,737
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	127	132
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	1,250	1,329
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11	2.960%	4/15/46	2,841	2,924

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	1,525	1,614
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.363%	7/15/45	1,220	1,255
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.664%	7/15/45	3,137	3,265
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	4.174%	7/15/45	1,465	1,527
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C14	4.133%	8/15/46	369	385
[5]	JPMBB Commercial Mortgage Securities Trust Series 2013-C17	4.199%	1/15/47	4,238	4,527
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	3,930	4,190
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	450	480
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	165	176
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	145	153
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C24	3.639%	11/15/47	1,144	1,227
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.231%	1/15/48	84	88
[5]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	15,000	16,091
[5]	JPMBB Commercial Mortgage Securities Trust Series 2015-C27	3.179%	2/15/48	110	117
[5]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	249	270
[5]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.598%	11/15/48	3,488	3,745
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP5	3.723%	3/15/50	5,080	5,606
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.224%	7/15/50	3,830	4,114
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.490%	7/15/50	2,170	2,373
[5]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	895	979
[5]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	400	432
[5]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	360	396
[5]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	60	68
[5,7]	Kubota Credit Owner Trust Series 2020-1A	1.960%	3/15/24	7,570	7,688
[5,7]	Kubota Credit Owner Trust Series 2020-2A	0.590%	10/15/24	11,050	11,062
[5,7]	Kubota Credit Owner Trust Series 2020-2A	0.730%	6/15/26	3,000	3,005
[5,7]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	1,550	1,588
[5,7]	Master Credit Card Trust Series 2021-1A	0.530%	11/21/25	27,400	27,334
[5]	Mercedes-Benz Auto Lease Trust Series 2020-B	0.500%	6/15/26	2,720	2,727
[5]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.400%	11/15/24	15,470	15,469
[5]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.510%	3/15/27	8,120	8,105

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Mercedes-Benz Auto Receivables Trust Series 2018-1	3.150%	10/15/24	11,460	11,635
[5]	Mercedes-Benz Auto Receivables Trust Series 2019-1	2.040%	1/15/26	11,300	11,574
[5]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.550%	2/18/25	19,060	19,113
[5]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.770%	10/15/26	5,050	5,078
[5]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.460%	6/15/26	25,280	25,258
[5]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.730%	12/15/27	12,030	11,984
[5,7]	MMAF Equipment Finance LLC Series 2015-AA	2.490%	2/19/36	61	61
[5,7]	MMAF Equipment Finance LLC Series 2016-AA	2.210%	12/15/32	6,130	6,223
[5,7]	MMAF Equipment Finance LLC Series 2017-AA	2.410%	8/16/24	1,017	1,019
[5,7]	MMAF Equipment Finance LLC Series 2017-AA	2.680%	7/16/27	3,090	3,154
[5,7]	MMAF Equipment Finance LLC Series 2018-A	3.390%	1/10/25	4,730	4,820
[5,7]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	2,580	2,734
[5,7]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,430	4,657
[5,7]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	4,800	4,738
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6	2.858%	11/15/45	911	924
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10	4.216%	7/15/46	5,387	5,647
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11	3.960%	8/15/46	1,236	1,274
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	150	159
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13	4.039%	11/15/46	85	90
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.064%	2/15/47	400	427
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.384%	2/15/47	200	213
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	3.773%	4/15/47	1,681	1,774
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	2,800	2,996
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	3.892%	6/15/47	1,738	1,859
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.094%	6/15/47	330	352
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17	3.741%	8/15/47	370	396
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18	3.923%	10/15/47	60	65
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19	3.526%	12/15/47	10	11
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	60	64

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.451%	7/15/50	11,118	11,857
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	7,440	8,057
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.372%	10/15/48	2,500	2,669
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	4,848	5,279
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	2,055	2,217
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.459%	12/15/49	5,600	6,043
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	3,763	4,146
[5]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	1,250	1,374
[5]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	1,260	1,360
[5]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	4,257	4,703
[5]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	7,386	8,072
[5]	Morgan Stanley Capital I Trust Series 2016-BNK2	2.791%	11/15/49	1,590	1,670
[5]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	760	814
[5]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	487	515
[5]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	5,373	5,817
[5]	Morgan Stanley Capital I Trust Series 2019-L3	3.127%	11/15/52	13,640	14,688
[5]	Morgan Stanley Capital I Trust Series 2021-L6	2.444%	6/15/54	2,600	2,661
[5,7,8]	Navient Student Loan Trust Series 2016-2A, 1M USD LIBOR + 1.050%	1.136%	6/25/65	234	234
[5,7,8]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	0.836%	3/25/66	2,916	2,925
[5,7,8]	Navient Student Loan Trust Series 2017-1A, 1M USD LIBOR + 0.750%	0.836%	7/26/66	1,482	1,482
[5]	Nissan Auto Lease Trust Series 2020-B	0.430%	10/16/23	14,820	14,844
[5]	Nissan Auto Lease Trust Series 2020-B	0.490%	1/15/26	3,420	3,428
[5]	Nissan Auto Receivables Owner Trust Series 2017-C	2.280%	2/15/24	9,765	9,803
[5]	Nissan Auto Receivables Owner Trust Series 2018-B	3.160%	12/16/24	6,700	6,840
[5]	Nissan Auto Receivables Owner Trust Series 2019-A	3.000%	9/15/25	5,690	5,857
[5]	Nissan Auto Receivables Owner Trust Series 2019-B	2.500%	11/15/23	7,033	7,102
[5]	Nissan Auto Receivables Owner Trust Series 2019-B	2.540%	12/15/25	2,500	2,572
[5]	Nissan Auto Receivables Owner Trust Series 2020-A	1.380%	12/16/24	20,890	21,081
[5]	Nissan Auto Receivables Owner Trust Series 2020-A	1.700%	5/17/27	6,910	7,089
[5]	Nissan Auto Receivables Owner Trust Series 2020-B	0.710%	2/16/27	3,240	3,258
[5,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	1,250	1,088

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,7,8]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	0.965%	1/16/60	236	236
[5,7,8]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	1.087%	6/20/60	2,785	2,790
[5,7,8]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	1.037%	8/18/60	1,776	1,781
[5,7]	PFS Financing Corp. Series 2020-A	1.270%	6/15/25	3,000	3,037
[5,7,8]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	1.036%	11/25/65	2,353	2,386
[5,7,8]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	0.933%	12/5/59	346	346
[5,7,8]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	0.935%	4/10/50	1,379	1,377
[5,7,8]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	0.885%	11/10/49	207	208
[5,7]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	1,866	1,867
[5]	Santander Drive Auto Receivables Trust Series 2020-2	0.670%	4/15/24	2,016	2,018
[5]	Santander Drive Auto Receivables Trust Series 2020-3	0.520%	7/15/24	12,594	12,599
[5,7]	Santander Retail Auto Lease Trust Series 2019-A	2.770%	6/20/22	220	221
[5,7]	Santander Retail Auto Lease Trust Series 2020-A	1.740%	7/20/23	7,420	7,501
[5,7]	Santander Retail Auto Lease Trust Series 2020-A	1.760%	3/20/24	1,490	1,514
[5,7]	Santander Retail Auto Lease Trust Series 2020-B	0.650%	12/20/24	4,600	4,613
[5,7]	Santander Retail Auto Lease Trust Series 2021-B	0.510%	8/20/24	22,520	22,501
[5,7]	Santander Retail Auto Lease Trust Series 2021-B	0.540%	6/20/25	5,540	5,519
[5,7]	Santander Retail Auto Lease Trust Series 2021-C	0.590%	3/20/26	10,220	10,182
[5,7]	Securitized Term Auto Receivables Trust Series 2018-2A	3.544%	6/26/23	5,000	5,038
[5,7]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	141	144
[5,7]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	290	300
[5,7]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	575	608
[5,7]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	993	1,042
[5,7]	SoFi Professional Loan Program LLC Series 2017-A	2.400%	3/26/40	19	19
[5,7]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	99	100
[5,7]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	119	121
[5,7]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	93	94
[5,7]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	168	172
[5,7]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	68	69
[5]	Synchrony Credit Card Master Note Trust Series 2017-2	2.620%	10/15/25	6,490	6,650

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,7]	Tesla Auto Lease Trust Series 2020-A	0.680%	12/20/23	4,140	4,158
[5,7]	Tesla Auto Lease Trust Series 2020-A	0.780%	12/20/23	750	754
[5,7]	Tesla Auto Lease Trust Series 2021-B	0.600%	9/22/25	13,310	13,274
[5,7]	Tesla Auto Lease Trust Series 2021-B	0.630%	9/22/25	6,830	6,811
[5,7]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	105
[5,7]	Toyota Auto Loan Extended Note Trust Series 2019-1A	2.560%	11/25/31	550	577
[5,7]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	8,600	8,730
[5,7]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	23,810	23,761
[5]	Toyota Auto Receivables Owner Trust Series 2018-B	3.110%	11/15/23	10,350	10,468
[5]	Toyota Auto Receivables Owner Trust Series 2018-C	3.130%	2/15/24	14,720	14,993
[5]	Toyota Auto Receivables Owner Trust Series 2019-A	2.910%	7/17/23	18,625	18,815
[5]	Toyota Auto Receivables Owner Trust Series 2019-A	3.000%	5/15/24	3,800	3,910
[5]	Toyota Auto Receivables Owner Trust Series 2019-C	1.910%	9/15/23	22,696	22,867
[5]	Toyota Auto Receivables Owner Trust Series 2019-D	1.990%	2/18/25	6,850	7,034
[5]	Toyota Auto Receivables Owner Trust Series 2020-A	1.680%	5/15/25	6,600	6,750
[5]	Toyota Auto Receivables Owner Trust Series 2020-B	1.360%	8/15/24	11,210	11,313
[5]	Toyota Auto Receivables Owner Trust Series 2020-B	1.660%	9/15/25	4,570	4,665
[5]	Toyota Auto Receivables Owner Trust Series 2020-C	0.570%	10/15/25	4,700	4,703
[5]	Toyota Auto Receivables Owner Trust Series 2021-C	0.430%	1/15/26	25,380	25,349
[5]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	19,620	19,550
[5,7]	Toyota Lease Owner Trust Series 2021-A	0.390%	4/22/24	21,350	21,362
[5,7]	Toyota Lease Owner Trust Series 2021-A	0.500%	8/20/25	3,840	3,840
[5,7]	Toyota Lease Owner Trust Series 2021-B	0.420%	10/21/24	18,100	18,096
[5,7]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	11,570	11,548
[5]	UBS Commercial Mortgage Trust Series 2012-C1	4.171%	5/10/45	273	276
[5]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	2,795	3,086
[5]	UBS Commercial Mortgage Trust Series 2019-C16	3.460%	4/15/52	483	526
[5,7]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	4,409	4,369
[5]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.244%	4/10/46	220	227
[5]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	150	154
[5]	Verizon Master Trust Series 2021-1	0.500%	5/20/27	30,100	30,039
[5]	Verizon Owner Trust Series 2020-A	1.850%	7/22/24	10,310	10,446
[5]	Verizon Owner Trust Series 2020-B	0.470%	2/20/25	10,590	10,614
[5]	Volkswagen Auto Loan Enhanced Trust Series 2018-1	3.020%	11/21/22	1,274	1,277
[5]	Volkswagen Auto Loan Enhanced Trust Series 2018-1	3.150%	7/22/24	5,610	5,645

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Volkswagen Auto Loan Enhanced Trust Series 2018-2	3.250%	4/20/23	6,126	6,165
[5]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	0.980%	11/20/24	23,190	23,322
[5]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	1.260%	8/20/26	3,400	3,444
[5,7]	Volvo Financial Equipment LLC Series 2020-1A	0.510%	10/15/24	12,100	12,121
[5,7]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	2,300	2,308
[5]	Wells Fargo Commercial Mortgage Trust Series 2012-LC5	3.539%	10/15/45	626	641
[5]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.218%	7/15/46	315	331
[5]	Wells Fargo Commercial Mortgage Trust Series 2014-LC18	3.405%	12/15/47	10	11
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-C27	3.190%	2/15/48	97	102
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-C29	3.637%	6/15/48	3,199	3,470
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	2,380	2,587
[5]	Wells Fargo Commercial Mortgage Trust Series 2015-LC22	3.839%	9/15/58	7,485	8,193
[5]	Wells Fargo Commercial Mortgage Trust Series 2016-BNK1	2.652%	8/15/49	300	315
[5]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	2,139	2,327
[5]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	1,310	1,410
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	1,285	1,409
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	3,825	4,084
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	3,040	3,344
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	3,160	3,451
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-C42	3.589%	12/15/50	4,890	5,397
[5]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	396	435
[5]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	1,095	1,246
[5]	Wells Fargo Commercial Mortgage Trust Series 2018-C47	4.442%	9/15/61	870	1,007
[5]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	980	1,095
[5]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	310	345
[5]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	2,850	2,866
[5]	WFRBS Commercial Mortgage Trust Series 2012-C9	3.388%	11/15/45	633	648
[5]	WFRBS Commercial Mortgage Trust Series 2013-C15	4.153%	8/15/46	255	268
[5]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	1,665	1,781

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	1,640	1,721
[5]	WFRBS Commercial Mortgage Trust Series 2014-C19	4.101%	3/15/47	1,215	1,305
[5]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	18	19
[5]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.678%	8/15/47	15,000	16,060
[5]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	4,758	5,081
[5]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.917%	10/15/57	925	1,000
[5]	WFRBS Commercial Mortgage Trust Series 2014-C24	3.607%	11/15/47	2,190	2,336
[5]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	2,471	2,601
[5]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	2,597	2,774
[5,7]	Wheels SPV 2 LLC Series 2020-1A	0.510%	8/20/29	4,294	4,302
[5,7]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	1,700	1,695
[5]	World Omni Auto Receivables Trust Series 2018-A	2.730%	2/15/24	10,860	10,976
[5]	World Omni Auto Receivables Trust Series 2018-D	3.330%	4/15/24	9,496	9,603
[5]	World Omni Auto Receivables Trust Series 2018-D	3.440%	12/16/24	3,070	3,159
[5]	World Omni Auto Receivables Trust Series 2019-A	3.220%	6/16/25	5,230	5,395
[5]	World Omni Auto Receivables Trust Series 2020-A	1.790%	6/16/25	9,400	9,544
[5]	World Omni Auto Receivables Trust Series 2020-B	0.630%	5/15/25	25,510	25,605
[5]	World Omni Auto Receivables Trust Series 2020-B	0.820%	1/15/26	7,580	7,630
[5]	World Omni Auto Receivables Trust Series 2020-C	0.610%	10/15/26	5,400	5,403
[5]	World Omni Auto Receivables Trust Series 2021-B	0.420%	6/15/26	14,390	14,363
[5]	World Omni Auto Receivables Trust Series 2021-B	0.690%	6/15/27	3,790	3,769
[5]	World Omni Auto Receivables Trust Series 2021-C	0.440%	8/17/26	13,980	13,929
[5]	World Omni Auto Receivables Trust Series 2021-C	0.640%	9/15/27	10,900	10,801
[5]	World Omni Automobile Lease Securitization Trust Series 2020-B	0.520%	2/17/26	4,680	4,688
[5]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.420%	8/15/24	15,660	15,658
[5]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.500%	11/16/26	8,340	8,336
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,165,788)					3,206,490
Corporate Bonds (30.9%)
Communications (1.0%)
	Alphabet Inc.	0.800%	8/15/27	4,000	3,902
	America Movil SAB de CV	3.125%	7/16/22	1,160	1,184
	Comcast Corp.	3.600%	3/1/24	9,390	10,069
	Comcast Corp.	3.700%	4/15/24	12,085	12,996

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.375%	2/15/25	29,805	32,082
	Comcast Corp.	3.375%	8/15/25	23,444	25,410
	Comcast Corp.	3.950%	10/15/25	13,900	15,425
[9]	Comcast Corp.	0.000%	9/14/26	13,316	15,348
	Comcast Corp.	3.150%	2/15/28	28,825	31,313
	Comcast Corp.	4.150%	10/15/28	40,135	46,186
	Comcast Corp.	2.650%	2/1/30	10,970	11,442
	Comcast Corp.	3.400%	4/1/30	11,500	12,634
	Comcast Corp.	1.950%	1/15/31	10,000	9,832
[7]	NTT Finance Corp.	0.583%	3/1/24	8,785	8,768
[7]	NTT Finance Corp.	1.162%	4/3/26	34,635	34,423
[7]	NTT Finance Corp.	2.065%	4/3/31	4,335	4,359
[5,9]	Sky Ltd.	2.500%	9/15/26	8,970	11,642
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	13,228	14,237
	Walt Disney Co.	1.750%	8/30/24	18,120	18,686
	Walt Disney Co.	3.375%	11/15/26	2,200	2,412
	Walt Disney Co.	2.200%	1/13/28	11,000	11,365
					333,715
Consumer Discretionary (0.9%)
	Amazon.com Inc.	1.200%	6/3/27	13,000	12,959
	Amazon.com Inc.	3.150%	8/22/27	7,000	7,696
	Amazon.com Inc.	1.650%	5/12/28	10,000	10,082
	Amazon.com Inc.	2.100%	5/12/31	3,500	3,545
[5]	American Honda Finance Corp.	0.550%	7/12/24	14,000	13,927
[5]	American Honda Finance Corp.	2.150%	9/10/24	15,000	15,598
[5]	American Honda Finance Corp.	2.350%	1/8/27	25,000	26,108
[5]	American Honda Finance Corp.	1.800%	1/13/31	20,000	19,579
[7]	BMW US Capital LLC	0.800%	4/1/24	10,000	10,040
	Home Depot Inc.	2.800%	9/14/27	11,540	12,440
	Home Depot Inc.	3.900%	12/6/28	10,000	11,447
	Home Depot Inc.	2.950%	6/15/29	21,000	22,668
	TJX Cos. Inc.	2.500%	5/15/23	1,100	1,133
	TJX Cos. Inc.	2.250%	9/15/26	7,870	8,270
	TJX Cos. Inc.	3.875%	4/15/30	10,000	11,384
[5]	Toyota Motor Credit Corp.	3.000%	4/1/25	14,000	14,923
[5]	Toyota Motor Credit Corp.	1.125%	6/18/26	50,000	49,687
[5]	Toyota Motor Credit Corp.	1.150%	8/13/27	15,000	14,749
	Toyota Motor Credit Corp.	3.650%	1/8/29	20,000	22,527
[5,9]	Toyota Motor Finance Netherlands BV	0.625%	9/26/23	5,825	6,866
[5]	Yale University	1.482%	4/15/30	6,000	5,884
					301,512
Consumer Staples (1.1%)
	Brown-Forman Corp.	2.250%	1/15/23	5,000	5,095
[9]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	9,760	11,760
	Coca-Cola Co.	3.375%	3/25/27	12,000	13,286
	Coca-Cola Co.	1.000%	3/15/28	14,575	14,077
	Coca-Cola Co.	2.250%	1/5/32	5,000	5,065
	Costco Wholesale Corp.	3.000%	5/18/27	9,225	10,075
	Costco Wholesale Corp.	1.375%	6/20/27	6,700	6,734
	Costco Wholesale Corp.	1.600%	4/20/30	27,777	27,149
	Estee Lauder Cos. Inc.	2.375%	12/1/29	4,750	4,930
	Hershey Co.	2.050%	11/15/24	8,000	8,334
	Hershey Co.	2.450%	11/15/29	10,000	10,435
	Hershey Co.	1.700%	6/1/30	5,000	4,919

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5,9]	JT International Financial Services BV	1.125%	9/28/25	7,500	9,016
	Kimberly-Clark Corp.	2.650%	3/1/25	6,906	7,278
	Kimberly-Clark Corp.	3.050%	8/15/25	5,860	6,314
	Kimberly-Clark Corp.	1.050%	9/15/27	2,000	1,971
	Kimberly-Clark Corp.	3.100%	3/26/30	10,507	11,506
[7]	Mars Inc.	0.875%	7/16/26	10,000	9,791
[5,9]	Nestle Finance International Ltd.	0.000%	11/12/24	8,000	9,337
[7]	Nestle Holdings Inc.	3.350%	9/24/23	13,500	14,251
[7]	Nestle Holdings Inc.	1.000%	9/15/27	16,825	16,385
[9]	PepsiCo Inc.	0.250%	5/6/24	7,280	8,546
	PepsiCo Inc.	2.850%	2/24/26	6,674	7,159
	PepsiCo Inc.	2.625%	3/19/27	14,500	15,462
	PepsiCo Inc.	2.625%	7/29/29	1,720	1,824
	PepsiCo Inc.	1.625%	5/1/30	11,745	11,526
	Philip Morris International Inc.	2.875%	5/1/24	4,500	4,746
	Philip Morris International Inc.	1.500%	5/1/25	10,000	10,147
	Philip Morris International Inc.	3.125%	8/17/27	5,000	5,425
	Philip Morris International Inc.	3.375%	8/15/29	3,000	3,288
	Philip Morris International Inc.	2.100%	5/1/30	5,000	4,976
[7]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	5,000	5,248
[7]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	25,000	26,885
	Target Corp.	3.375%	4/15/29	4,500	4,995
	Target Corp.	2.350%	2/15/30	10,000	10,349
	Unilever Capital Corp.	2.600%	5/5/24	23,425	24,577
	Unilever Capital Corp.	2.125%	9/6/29	21,050	21,491
					374,352
Energy (1.6%)
[5]	BP Capital Markets America Inc.	2.750%	5/10/23	10,080	10,461
	BP Capital Markets America Inc.	3.790%	2/6/24	5,950	6,369
[5]	BP Capital Markets America Inc.	3.224%	4/14/24	8,400	8,909
	BP Capital Markets America Inc.	3.194%	4/6/25	8,475	9,067
	BP Capital Markets America Inc.	3.796%	9/21/25	4,935	5,425
	BP Capital Markets America Inc.	3.410%	2/11/26	15,500	16,897
[5]	BP Capital Markets America Inc.	3.119%	5/4/26	19,465	21,032
[5]	BP Capital Markets America Inc.	3.017%	1/16/27	2,630	2,826
	BP Capital Markets America Inc.	1.749%	8/10/30	8,930	8,685
	BP Capital Markets plc	3.994%	9/26/23	1,000	1,070
	BP Capital Markets plc	3.814%	2/10/24	35,250	37,838
	BP Capital Markets plc	3.535%	11/4/24	8,740	9,449
	BP Capital Markets plc	3.506%	3/17/25	13,535	14,662
	BP Capital Markets plc	3.279%	9/19/27	17,530	19,192
	BP Capital Markets plc	3.723%	11/28/28	2,095	2,335
	Chevron Corp.	1.554%	5/11/25	24,740	25,294
	Chevron Corp.	2.954%	5/16/26	5,490	5,916
	Chevron Corp.	1.995%	5/11/27	19,000	19,600
	Chevron Corp.	2.236%	5/11/30	1,300	1,333
	Chevron USA Inc.	0.687%	8/12/25	4,030	3,986
	Chevron USA Inc.	3.850%	1/15/28	5,870	6,629
[7]	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,038
	ConocoPhillips Co.	4.950%	3/15/26	41,760	48,007
[9]	Exxon Mobil Corp.	0.142%	6/26/24	7,800	9,111
	Exxon Mobil Corp.	2.992%	3/19/25	38,590	41,161
	Exxon Mobil Corp.	2.275%	8/16/26	5,275	5,540
[7]	Harvest Operations Corp.	4.200%	6/1/23	8,000	8,450
[7]	Petronas Capital Ltd.	3.500%	4/21/30	1,993	2,163

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	SA Global Sukuk Ltd.	0.946%	6/17/24	8,084	8,008
[7]	SA Global Sukuk Ltd.	1.602%	6/17/26	23,670	23,562
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	4,350	4,398
	Shell International Finance BV	2.375%	4/6/25	15,040	15,727
	Shell International Finance BV	3.250%	5/11/25	30,615	33,081
	Shell International Finance BV	2.875%	5/10/26	2,805	3,022
	Shell International Finance BV	3.875%	11/13/28	2,135	2,427
	Shell International Finance BV	2.375%	11/7/29	29,195	30,283
	TotalEnergies Capital Canada Ltd.	2.750%	7/15/23	2,099	2,188
	TotalEnergies Capital International SA	3.700%	1/15/24	6,254	6,697
	TotalEnergies Capital International SA	2.434%	1/10/25	11,830	12,357
	TotalEnergies Capital International SA	3.455%	2/19/29	12,590	13,926
	TotalEnergies Capital International SA	2.829%	1/10/30	10,295	10,972
					519,093
Financials (18.0%)
	Aflac Inc.	1.125%	3/15/26	6,375	6,372
	Aflac Inc.	3.600%	4/1/30	4,330	4,843
[7]	AIG Global Funding	2.700%	12/15/21	285	286
[7]	AIG Global Funding	0.800%	7/7/23	13,570	13,679
[7]	AIG Global Funding	0.650%	6/17/24	13,000	12,970
[7]	AIG Global Funding	0.900%	9/22/25	29,000	28,594
	Allstate Corp.	0.750%	12/15/25	2,000	1,974
	Allstate Corp.	1.450%	12/15/30	18,000	17,171
	American Express Co.	3.700%	8/3/23	35,905	37,985
	American Express Co.	3.400%	2/22/24	11,135	11,850
	American Express Co.	3.000%	10/30/24	18,265	19,494
	Ameriprise Financial Inc.	3.000%	3/22/22	1,125	1,140
	Ameriprise Financial Inc.	3.000%	4/2/25	51,737	54,958
[7]	Athene Global Funding	1.200%	10/13/23	4,750	4,808
[7]	Athene Global Funding	0.914%	8/19/24	12,200	12,183
	Banco Santander SA	4.379%	4/12/28	2,585	2,931
	Banco Santander SA	3.306%	6/27/29	7,600	8,211
[5]	Bank of America Corp.	3.300%	1/11/23	12,370	12,838
[5]	Bank of America Corp.	2.816%	7/21/23	44,800	45,653
[5,9]	Bank of America Corp.	0.750%	7/26/23	8,000	9,442
[5]	Bank of America Corp.	3.004%	12/20/23	27,480	28,315
[5]	Bank of America Corp.	4.125%	1/22/24	10,000	10,810
[5]	Bank of America Corp.	3.550%	3/5/24	107,080	111,630
[5]	Bank of America Corp.	3.864%	7/23/24	33,950	35,928
[5]	Bank of America Corp.	3.458%	3/15/25	22,500	23,937
	Bank of America Corp.	0.976%	4/22/25	28,000	28,144
[5]	Bank of America Corp.	3.875%	8/1/25	4,582	5,045
[5]	Bank of America Corp.	0.981%	9/25/25	13,670	13,686
[5]	Bank of America Corp.	3.366%	1/23/26	44,735	47,800
[5]	Bank of America Corp.	2.015%	2/13/26	10,000	10,261
[5]	Bank of America Corp.	3.500%	4/19/26	3,998	4,365
[5]	Bank of America Corp.	1.319%	6/19/26	10,890	10,887
[5]	Bank of America Corp.	1.197%	10/24/26	13,480	13,367
[5]	Bank of America Corp.	3.559%	4/23/27	2,777	3,021
	Bank of America Corp.	1.734%	7/22/27	28,000	28,145
[5]	Bank of America Corp.	3.248%	10/21/27	4,500	4,857
[5]	Bank of America Corp.	3.824%	1/20/28	37,156	41,029
[5]	Bank of America Corp.	3.705%	4/24/28	5,800	6,373
[5]	Bank of America Corp.	3.419%	12/20/28	54,922	59,573
[5]	Bank of America Corp.	3.970%	3/5/29	3,000	3,337

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Bank of America Corp.	2.087%	6/14/29	23,300	23,280
[5]	Bank of America Corp.	3.974%	2/7/30	1,960	2,197
[5]	Bank of America Corp.	3.194%	7/23/30	23,795	25,357
[5]	Bank of America Corp.	2.884%	10/22/30	37,816	39,477
[5]	Bank of America Corp.	2.496%	2/13/31	75	76
[5]	Bank of America Corp.	2.592%	4/29/31	7,500	7,650
[5]	Bank of America Corp.	1.898%	7/23/31	26,656	25,656
[5]	Bank of America Corp.	1.922%	10/24/31	5,000	4,817
	Bank of America Corp.	2.687%	4/22/32	9,400	9,596
	Bank of America Corp.	2.299%	7/21/32	25,200	24,843
[5]	Bank of Montreal	3.300%	2/5/24	33,960	36,105
[5]	Bank of Montreal	0.625%	7/9/24	20,000	19,969
[5]	Bank of Montreal	1.250%	9/15/26	21,600	21,450
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,100	1,176
[5]	Bank of New York Mellon Corp.	2.100%	10/24/24	2,500	2,604
[5]	Bank of New York Mellon Corp.	3.000%	2/24/25	700	747
[5]	Bank of New York Mellon Corp.	1.600%	4/24/25	12,400	12,668
[5]	Bank of New York Mellon Corp.	2.450%	8/17/26	2,825	2,984
[5]	Bank of New York Mellon Corp.	3.250%	5/16/27	10,000	10,919
[5]	Bank of New York Mellon Corp.	3.442%	2/7/28	7,827	8,610
	Bank of Nova Scotia	0.400%	9/15/23	23,300	23,292
	Bank of Nova Scotia	0.700%	4/15/24	12,000	11,994
	Bank of Nova Scotia	2.200%	2/3/25	9,530	9,889
	Bank of Nova Scotia	1.300%	6/11/25	17,120	17,238
	Bank of Nova Scotia	1.050%	3/2/26	14,350	14,176
	Bank of Nova Scotia	1.350%	6/24/26	15,000	14,997
	Bank of Nova Scotia	2.700%	8/3/26	7,520	7,971
	Bank of Nova Scotia	1.300%	9/15/26	7,200	7,149
	Bank of Nova Scotia	2.150%	8/1/31	10,000	9,926
[7]	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	37,330	38,073
[7]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	39,510	41,814
[7]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	16,800	16,780
[7]	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	11,000	11,471
[6,7]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	10,600	10,620
	BlackRock Inc.	3.250%	4/30/29	3,750	4,121
	BlackRock Inc.	2.400%	4/30/30	14,497	14,965
	BlackRock Inc.	1.900%	1/28/31	2,800	2,781
[7]	BNP Paribas SA	2.219%	6/9/26	7,620	7,821
[7]	BPCE SA	1.000%	1/20/26	13,385	13,176
	Brookfield Finance Inc.	4.350%	4/15/30	4,000	4,605
	Brookfield Finance Inc.	2.724%	4/15/31	2,000	2,045
[5]	Canadian Imperial Bank of Commerce	2.606%	7/22/23	8,335	8,483
[5]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	4,199	4,451
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	3,800	4,024
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	7,650	7,585
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	9,975	9,878
	Cboe Global Markets Inc.	1.625%	12/15/30	8,750	8,360
	Charles Schwab Corp.	3.625%	4/1/25	3,670	3,972
	Charles Schwab Corp.	3.850%	5/21/25	17,155	18,787
	Charles Schwab Corp.	0.900%	3/11/26	7,000	6,935
	Charles Schwab Corp.	1.150%	5/13/26	10,000	10,010
	Charles Schwab Corp.	3.300%	4/1/27	4,574	4,992
	Charles Schwab Corp.	3.200%	1/25/28	4,143	4,516
	Charles Schwab Corp.	2.000%	3/20/28	10,000	10,208
	Charles Schwab Corp.	4.000%	2/1/29	8,980	10,240

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	3.250%	5/22/29	6,955	7,596
	Charles Schwab Corp.	4.625%	3/22/30	800	963
	Chubb INA Holdings Inc.	3.350%	5/15/24	30,810	32,971
[9]	Chubb INA Holdings Inc.	0.300%	12/15/24	5,100	5,963
	Chubb INA Holdings Inc.	3.150%	3/15/25	9,485	10,185
	Chubb INA Holdings Inc.	3.350%	5/3/26	8,670	9,452
	Chubb INA Holdings Inc.	1.375%	9/15/30	16,500	15,617
[5]	Citigroup Inc.	2.312%	11/4/22	10,000	10,016
[5]	Citigroup Inc.	2.876%	7/24/23	20,000	20,390
[5]	Citigroup Inc.	1.678%	5/15/24	38,445	39,198
	Citigroup Inc.	0.981%	5/1/25	10,415	10,455
	Citigroup Inc.	3.200%	10/21/26	3,310	3,569
	Citigroup Inc.	1.462%	6/9/27	16,080	15,995
[5]	Citigroup Inc.	2.666%	1/29/31	8,380	8,599
[5]	Citigroup Inc.	2.572%	6/3/31	5,000	5,094
[6,7]	CNO Global Funding	1.750%	10/7/26	8,600	8,599
	Cooperatieve Rabobank UA	2.750%	1/10/23	11,200	11,547
[7]	Cooperatieve Rabobank UA	3.875%	9/26/23	10,635	11,335
[5,9]	Cooperatieve Rabobank UA	0.625%	2/27/24	7,300	8,627
[7]	Cooperatieve Rabobank UA	2.625%	7/22/24	5,990	6,285
[7]	Cooperatieve Rabobank UA	1.339%	6/24/26	15,000	14,999
[7]	Credit Agricole SA	1.247%	1/26/27	8,335	8,213
	Credit Suisse AG	1.000%	5/5/23	14,470	14,598
[5]	Credit Suisse AG	3.625%	9/9/24	8,000	8,629
	Credit Suisse AG	2.950%	4/9/25	23,500	24,914
[7]	Danske Bank A/S	1.549%	9/10/27	10,500	10,434
[5,9]	DNB Bank ASA	0.050%	11/14/23	8,000	9,344
[7]	DNB Bank ASA	1.127%	9/16/26	9,120	9,023
[7]	DNB Bank ASA	1.535%	5/25/27	10,000	10,005
[7]	Equitable Financial Life Global Funding	0.500%	4/6/23	18,750	18,781
[7]	Equitable Financial Life Global Funding	1.400%	7/7/25	22,980	23,101
[7]	F&G Global Funding	0.900%	9/20/24	22,100	22,063
[7]	F&G Global Funding	1.750%	6/30/26	13,400	13,482
[5]	First Republic Bank	2.500%	6/6/22	15,420	15,624
[5]	First Republic Bank	1.912%	2/12/24	13,330	13,587
[7]	Five Corners Funding Trust	4.419%	11/15/23	15,000	16,202
	Franklin Resources Inc.	1.600%	10/30/30	5,000	4,754
[7]	GA Global Funding Trust	1.000%	4/8/24	5,000	5,022
[7]	GA Global Funding Trust	1.625%	1/15/26	5,600	5,637
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,200	8,340
[5]	Goldman Sachs Group Inc.	2.876%	10/31/22	6,270	6,281
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	307
[5]	Goldman Sachs Group Inc.	0.481%	1/27/23	15,000	15,002
	Goldman Sachs Group Inc.	3.200%	2/23/23	10,000	10,360
[5]	Goldman Sachs Group Inc.	2.908%	6/5/23	30,600	31,097
[5]	Goldman Sachs Group Inc.	2.905%	7/24/23	4,750	4,842
[5]	Goldman Sachs Group Inc.	0.627%	11/17/23	16,250	16,264
	Goldman Sachs Group Inc.	0.673%	3/8/24	25,000	25,030
[5,9]	Goldman Sachs Group Inc.	1.375%	5/15/24	8,000	9,490
[5]	Goldman Sachs Group Inc.	3.850%	7/8/24	2,100	2,261
[5]	Goldman Sachs Group Inc.	0.657%	9/10/24	45,375	45,391
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,675	6,079
	Goldman Sachs Group Inc.	3.750%	5/22/25	8,560	9,276
[5,9]	Goldman Sachs Group Inc.	2.875%	6/3/26	4,650	6,065
	Goldman Sachs Group Inc.	1.542%	9/10/27	25,000	24,927

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	1.992%	1/27/32	8,820	8,497
	Goldman Sachs Group Inc.	2.615%	4/22/32	6,600	6,678
[5]	HSBC Holdings plc	3.262%	3/13/23	48,755	49,367
	HSBC Holdings plc	3.600%	5/25/23	4,085	4,295
[5]	HSBC Holdings plc	3.033%	11/22/23	13,015	13,387
[5]	HSBC Holdings plc	3.950%	5/18/24	13,280	13,985
[9]	HSBC Holdings plc	0.875%	9/6/24	7,800	9,284
[5]	HSBC Holdings plc	3.803%	3/11/25	1,605	1,712
	HSBC Holdings plc	0.976%	5/24/25	24,000	23,954
[5]	HSBC Holdings plc	2.633%	11/7/25	26,491	27,625
	HSBC Holdings plc	4.300%	3/8/26	4,840	5,391
[5]	HSBC Holdings plc	1.645%	4/18/26	10,440	10,502
	HSBC Holdings plc	3.900%	5/25/26	3,650	4,011
[5]	HSBC Holdings plc	2.099%	6/4/26	25,000	25,529
[5]	HSBC Holdings plc	4.292%	9/12/26	10,050	11,080
	HSBC Holdings plc	1.589%	5/24/27	13,330	13,249
[5]	HSBC Holdings plc	4.041%	3/13/28	28,181	31,183
[5]	HSBC Holdings plc	2.013%	9/22/28	25,000	24,984
[5]	HSBC Holdings plc	4.583%	6/19/29	18,855	21,439
	HSBC Holdings plc	2.206%	8/17/29	10,000	9,927
	HSBC Holdings plc	4.950%	3/31/30	10,000	11,894
[5]	HSBC Holdings plc	2.357%	8/18/31	7,440	7,350
	HSBC Holdings plc	2.804%	5/24/32	10,000	10,137
[5]	Huntington National Bank	2.500%	8/7/22	3,685	3,749
[5]	Huntington National Bank	3.550%	10/6/23	27,770	29,402
	ING Groep NV	4.100%	10/2/23	7,850	8,403
	Invesco Finance plc	3.125%	11/30/22	5,203	5,365
	Invesco Finance plc	4.000%	1/30/24	12,165	13,086
	Invesco Finance plc	3.750%	1/15/26	1,897	2,081
	JPMorgan Chase & Co.	2.972%	1/15/23	55,761	56,181
[5]	JPMorgan Chase & Co.	3.207%	4/1/23	71,543	72,546
[5]	JPMorgan Chase & Co.	2.776%	4/25/23	25,120	25,454
	JPMorgan Chase & Co.	2.700%	5/18/23	6,106	6,315
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	4,300
[5]	JPMorgan Chase & Co.	3.559%	4/23/24	60,810	63,647
	JPMorgan Chase & Co.	3.625%	5/13/24	5,500	5,920
[5]	JPMorgan Chase & Co.	1.514%	6/1/24	30,000	30,502
[5]	JPMorgan Chase & Co.	4.023%	12/5/24	15,235	16,326
	JPMorgan Chase & Co.	3.125%	1/23/25	14,156	15,044
	JPMorgan Chase & Co.	0.563%	2/16/25	10,125	10,075
[5]	JPMorgan Chase & Co.	3.220%	3/1/25	54,505	57,585
	JPMorgan Chase & Co.	0.824%	6/1/25	20,020	20,006
	JPMorgan Chase & Co.	0.969%	6/23/25	8,500	8,508
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	15,961
[5]	JPMorgan Chase & Co.	2.301%	10/15/25	13,250	13,739
[5,9]	JPMorgan Chase & Co.	3.000%	2/19/26	6,870	9,001
[5]	JPMorgan Chase & Co.	2.005%	3/13/26	4,650	4,767
[5]	JPMorgan Chase & Co.	2.083%	4/22/26	39,500	40,630
	JPMorgan Chase & Co.	3.200%	6/15/26	11,430	12,338
	JPMorgan Chase & Co.	1.045%	11/19/26	20,000	19,683
	JPMorgan Chase & Co.	4.125%	12/15/26	8,190	9,204
	JPMorgan Chase & Co.	1.040%	2/4/27	25,000	24,526
	JPMorgan Chase & Co.	1.578%	4/22/27	10,000	10,019
	JPMorgan Chase & Co.	1.470%	9/22/27	18,700	18,572
[5]	JPMorgan Chase & Co.	3.782%	2/1/28	8,595	9,477

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	JPMorgan Chase & Co.	3.540%	5/1/28	21,840	23,872
[5]	JPMorgan Chase & Co.	3.509%	1/23/29	8,575	9,334
[5]	JPMorgan Chase & Co.	4.005%	4/23/29	16,335	18,274
	JPMorgan Chase & Co.	2.069%	6/1/29	12,500	12,528
[5]	JPMorgan Chase & Co.	4.452%	12/5/29	37,465	43,100
[5]	JPMorgan Chase & Co.	3.702%	5/6/30	4,600	5,080
[5]	JPMorgan Chase & Co.	2.739%	10/15/30	20,000	20,747
[5]	JPMorgan Chase & Co.	4.493%	3/24/31	12,900	15,058
[5]	JPMorgan Chase & Co.	2.522%	4/22/31	10,000	10,195
	JPMorgan Chase & Co.	1.764%	11/19/31	5,000	4,775
	JPMorgan Chase & Co.	2.580%	4/22/32	10,000	10,155
	Lloyds Banking Group plc	4.050%	8/16/23	15,000	15,973
	Lloyds Banking Group plc	3.900%	3/12/24	5,000	5,375
[7]	LSEGA Financing plc	0.650%	4/6/24	5,000	4,986
[7]	LSEGA Financing plc	1.375%	4/6/26	14,145	14,089
[7]	Macquarie Group Ltd.	3.189%	11/28/23	3,973	4,091
[7]	Macquarie Group Ltd.	1.340%	1/12/27	7,470	7,407
[7]	Macquarie Group Ltd.	1.629%	9/23/27	6,665	6,634
[7]	Macquarie Group Ltd.	2.691%	6/23/32	10,000	9,980
[5]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,700	3,931
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	11,420	12,188
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	10,130	10,904
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	5,800	6,735
[7]	MassMutual Global Funding II	2.750%	6/22/24	14,920	15,737
[7]	MassMutual Global Funding II	2.950%	1/11/25	2,500	2,655
[7]	MassMutual Global Funding II	3.400%	3/8/26	13,000	14,179
	Mastercard Inc.	2.000%	3/3/25	14,133	14,675
	Mastercard Inc.	2.950%	11/21/26	22,315	24,193
	Mastercard Inc.	2.950%	6/1/29	11,000	11,895
[5]	MDGH - GMTN BV	2.500%	11/7/24	624	652
	MetLife Inc.	4.550%	3/23/30	13,076	15,539
[7]	Metropolitan Life Global Funding I	1.950%	1/13/23	5,990	6,113
[7]	Metropolitan Life Global Funding I	0.400%	1/7/24	1,065	1,061
[7]	Metropolitan Life Global Funding I	3.600%	1/11/24	2,755	2,940
[7]	Metropolitan Life Global Funding I	3.450%	12/18/26	4,660	5,124
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	9,250	9,365
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	19,630	19,995
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	11,599	11,826
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	18,655	19,772
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,025	1,065
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	4,500	4,788
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	14,640	15,422
[5]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	33,375	33,523
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	10,250	10,589
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	45,530	49,523
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	11,555	11,613
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	20,165	20,196
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	1,807	1,910
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	1,163	1,283
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	10,800	10,785
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	6,550	7,289
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	8,000	8,565
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	15,000	14,868
[7]	Mizuho Bank Ltd.	3.750%	4/16/24	7,360	7,902
[7]	Mizuho Bank Ltd.	3.600%	9/25/24	6,300	6,787

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Mizuho Financial Group Inc.	1.241%	7/10/24	17,100	17,296
[5]	Mizuho Financial Group Inc.	2.555%	9/13/25	5,000	5,231
[7]	Mizuho Financial Group Inc.	3.477%	4/12/26	12,178	13,234
	Mizuho Financial Group Inc.	1.234%	5/22/27	10,070	9,909
	Mizuho Financial Group Inc.	1.554%	7/9/27	8,000	7,980
	Mizuho Financial Group Inc.	4.018%	3/5/28	2,250	2,537
[5]	Mizuho Financial Group Inc.	3.153%	7/16/30	5,400	5,739
[5]	Mizuho Financial Group Inc.	2.869%	9/13/30	4,000	4,174
[5]	Mizuho Financial Group Inc.	2.201%	7/10/31	5,000	4,922
	Mizuho Financial Group Inc.	2.260%	7/9/32	8,000	7,885
[5]	Morgan Stanley	2.625%	11/17/21	12,900	12,938
	Morgan Stanley	2.750%	5/19/22	17,075	17,351
[5]	Morgan Stanley	3.125%	1/23/23	625	647
[5]	Morgan Stanley	3.750%	2/25/23	10,735	11,229
[5]	Morgan Stanley	0.529%	1/25/24	21,430	21,442
	Morgan Stanley	0.731%	4/5/24	21,355	21,427
[5]	Morgan Stanley	3.875%	4/29/24	17,649	19,042
[5,9]	Morgan Stanley	0.637%	7/26/24	8,000	9,404
[5]	Morgan Stanley	3.700%	10/23/24	10,687	11,593
	Morgan Stanley	0.790%	5/30/25	21,800	21,738
[5]	Morgan Stanley	2.720%	7/22/25	8,670	9,081
[5]	Morgan Stanley	4.000%	7/23/25	6,355	7,004
[5]	Morgan Stanley	0.864%	10/21/25	5,200	5,190
	Morgan Stanley	3.625%	1/20/27	3,625	3,995
	Morgan Stanley	1.593%	5/4/27	3,575	3,585
[5]	Morgan Stanley	1.512%	7/20/27	15,900	15,825
[5]	Morgan Stanley	3.622%	4/1/31	10,000	11,023
[5]	Morgan Stanley	1.928%	4/28/32	1,285	1,234
[5]	Morgan Stanley	2.239%	7/21/32	21,500	21,134
	MUFG Americas Holdings Corp.	3.500%	6/18/22	2,065	2,112
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,600	1,697
[5]	MUFG Union Bank NA	2.100%	12/9/22	8,000	8,156
[5,9]	National Australia Bank Ltd.	0.250%	5/20/24	5,825	6,838
[7]	National Securities Clearing Corp.	0.750%	12/7/25	50,000	49,196
[5,9]	Nationwide Building Society	0.625%	4/19/23	8,000	9,414
[7]	Nationwide Building Society	1.000%	8/28/25	10,580	10,491
[7]	New York Life Global Funding	1.100%	5/5/23	1,100	1,113
[7]	New York Life Global Funding	2.350%	7/14/26	5,200	5,432
[7]	New York Life Global Funding	1.850%	8/1/31	10,000	9,760
[7]	NongHyup Bank	1.250%	7/28/26	20,000	19,872
[7]	Nordea Bank Abp	1.000%	6/9/23	6,680	6,751
[7]	Nordea Bank Abp	0.750%	8/28/25	34,800	34,381
[7]	Northwestern Mutual Global Funding	0.800%	1/14/26	8,320	8,175
[7]	Nuveen Finance LLC	4.125%	11/1/24	20,000	21,973
[7]	Pacific Life Global Funding II	0.500%	9/23/23	30,430	30,474
[7]	Pacific Life Global Funding II	1.200%	6/24/25	7,924	7,941
[5]	PNC Bank NA	2.950%	2/23/25	12,514	13,310
[5]	PNC Bank NA	3.250%	6/1/25	27	29
[5]	PNC Bank NA	3.100%	10/25/27	21,067	23,006
[5]	PNC Bank NA	3.250%	1/22/28	6,245	6,842
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,335	1,373
	PNC Financial Services Group Inc.	3.500%	1/23/24	7,930	8,436
	PNC Financial Services Group Inc.	2.600%	7/23/26	2,820	2,995
	PNC Financial Services Group Inc.	3.150%	5/19/27	4,000	4,370
	PNC Financial Services Group Inc.	3.450%	4/23/29	11,370	12,591

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	2.550%	1/22/30	5,000	5,200
[7]	Pricoa Global Funding I	0.800%	9/1/25	2,445	2,416
	Progressive Corp.	3.200%	3/26/30	8,620	9,398
[7]	Protective Life Global Funding	0.502%	4/12/23	4,970	4,974
[7]	Protective Life Global Funding	0.631%	10/13/23	11,770	11,803
[7]	Protective Life Global Funding	1.618%	4/15/26	11,760	11,872
[5]	Prudential Financial Inc.	1.500%	3/10/26	4,500	4,565
	Prudential plc	3.125%	4/14/30	3,500	3,774
[5]	Royal Bank of Canada	3.700%	10/5/23	7,665	8,159
[5]	Royal Bank of Canada	2.550%	7/16/24	14,025	14,723
[9]	Royal Bank of Canada	0.125%	7/23/24	7,800	9,108
[5]	Royal Bank of Canada	2.250%	11/1/24	28,806	30,076
[5]	Royal Bank of Canada	1.150%	6/10/25	19,250	19,288
	Royal Bank of Canada	1.200%	4/27/26	17,540	17,437
[5]	Royal Bank of Canada	1.150%	7/14/26	18,870	18,718
[7]	Security Benefit Global Funding	1.250%	5/17/24	4,000	4,028
[7]	Skandinaviska Enskilda Banken AB	0.850%	9/2/25	57,625	57,134
	State Street Corp.	3.300%	12/16/24	31,592	34,190
	State Street Corp.	3.550%	8/18/25	2,630	2,884
[5]	State Street Corp.	2.354%	11/1/25	1,400	1,464
	State Street Corp.	2.901%	3/30/26	2,280	2,419
	State Street Corp.	2.400%	1/24/30	6,970	7,219
	State Street Corp.	3.152%	3/30/31	11,280	12,322
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	2,720	2,723
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	16,022	16,442
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	6,970	7,214
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	11,590	12,272
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	7,750	8,286
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	44,049	46,223
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	11,660	12,107
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	23,595	23,770
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	14,962	15,748
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	14,400	14,283
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	1,449	1,554
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,290	11,242
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	3,500	3,827
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	1,000	1,093
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	4,040	4,435
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	17,400	17,212
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	2,850	3,272
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	13,550	14,342
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	12,030	12,490
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	10,000	9,873
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	13,900	13,686
[7]	Svenska Handelsbanken AB	0.625%	6/30/23	7,000	7,032
[7]	Svenska Handelsbanken AB	0.550%	6/11/24	23,500	23,441
[5,9]	Svenska Handelsbanken AB	0.125%	6/18/24	5,825	6,826
[7]	Svenska Handelsbanken AB	1.418%	6/11/27	5,400	5,379
[7]	Swedbank AB	0.600%	9/25/23	14,050	14,074
[5]	Toronto-Dominion Bank	0.750%	6/12/23	39,670	39,920
	Toronto-Dominion Bank	0.550%	3/4/24	16,780	16,737
[5]	Toronto-Dominion Bank	2.650%	6/12/24	3,434	3,613
[5]	Toronto-Dominion Bank	1.150%	6/12/25	43,550	43,657
[5]	Toronto-Dominion Bank	0.750%	9/11/25	16,000	15,806
[5]	Toronto-Dominion Bank	1.250%	9/10/26	22,500	22,350

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Toronto-Dominion Bank	2.000%	9/10/31	15,000	14,743
[5]	Toronto-Dominion Bank	3.625%	9/15/31	1,250	1,371
[5]	Truist Bank	3.200%	4/1/24	12,550	13,332
[5]	Truist Bank	3.689%	8/2/24	3,135	3,321
[5]	Truist Bank	2.150%	12/6/24	50,883	53,040
[5]	Truist Bank	1.500%	3/10/25	7,500	7,634
[5]	Truist Bank	4.050%	11/3/25	34,710	38,659
[5]	Truist Bank	2.250%	3/11/30	5,950	5,992
[5]	Truist Financial Corp.	3.750%	12/6/23	15,600	16,668
[5]	Truist Financial Corp.	2.500%	8/1/24	56,382	59,270
[5]	Truist Financial Corp.	1.200%	8/5/25	8,030	8,094
[5]	Truist Financial Corp.	1.267%	3/2/27	6,620	6,590
[7]	UBS AG	0.375%	6/1/23	8,000	7,990
[7]	UBS AG	0.450%	2/9/24	15,000	14,921
[7]	UBS AG	1.250%	6/1/26	12,000	11,928
[7]	UBS Group AG	2.650%	2/1/22	24,139	24,327
[7]	UBS Group AG	3.491%	5/23/23	3,535	3,603
[7]	UBS Group AG	2.859%	8/15/23	26,640	27,194
[7]	UBS Group AG	1.008%	7/30/24	6,665	6,707
[7]	UBS Group AG	4.125%	9/24/25	7,590	8,380
[7]	UBS Group AG	4.125%	4/15/26	1,500	1,672
[7]	UBS Group AG	1.364%	1/30/27	19,165	18,985
[5]	US Bancorp	3.700%	1/30/24	2,235	2,390
	US Bancorp	3.375%	2/5/24	4,250	4,516
[5,9]	US Bancorp	0.850%	6/7/24	15,108	17,961
	US Bancorp	1.450%	5/12/25	31,180	31,689
[5]	US Bancorp	3.950%	11/17/25	9,450	10,526
[5]	US Bancorp	3.150%	4/27/27	8,000	8,717
[5]	US Bancorp	3.000%	7/30/29	3,000	3,217
[5]	US Bancorp	1.375%	7/22/30	10,000	9,534
[5]	US Bank NA	2.050%	1/21/25	13,010	13,500
[5]	US Bank NA	2.800%	1/27/25	3,900	4,132
[7]	USAA Capital Corp.	1.500%	5/1/23	1,580	1,608
[7]	USAA Capital Corp.	2.125%	5/1/30	2,400	2,413
	Visa Inc.	3.150%	12/14/25	59,590	64,637
	Visa Inc.	1.900%	4/15/27	4,000	4,130
[5]	Wells Fargo & Co.	3.450%	2/13/23	8,300	8,644
[5]	Wells Fargo & Co.	3.750%	1/24/24	18,285	19,542
[5,9]	Wells Fargo & Co.	0.500%	4/26/24	15,280	17,970
[5]	Wells Fargo & Co.	1.654%	6/2/24	5,000	5,099
[5]	Wells Fargo & Co.	3.300%	9/9/24	8,943	9,617
[5]	Wells Fargo & Co.	3.000%	2/19/25	15,170	16,084
[5]	Wells Fargo & Co.	0.805%	5/19/25	9,255	9,280
[5]	Wells Fargo & Co.	2.406%	10/30/25	14,968	15,591
[5]	Wells Fargo & Co.	2.164%	2/11/26	7,000	7,225
	Wells Fargo & Co.	3.000%	4/22/26	20,000	21,465
[5]	Wells Fargo & Co.	2.188%	4/30/26	10,000	10,325
	Wells Fargo & Co.	3.000%	10/23/26	16,620	17,803
[5]	Wells Fargo & Co.	3.196%	6/17/27	7,100	7,624
[5]	Wells Fargo & Co.	3.584%	5/22/28	10,500	11,514
[5]	Wells Fargo & Co.	2.393%	6/2/28	9,270	9,561
[5]	Wells Fargo & Co.	4.150%	1/24/29	8,575	9,735
[5]	Wells Fargo & Co.	2.879%	10/30/30	700	732
[5]	Wells Fargo & Co.	2.572%	2/11/31	5,000	5,099
[5,9]	Westpac Banking Corp.	0.750%	10/17/23	13,825	16,381

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Westpac Banking Corp.	3.300%	2/26/24	1,830	1,949
	Westpac Banking Corp.	2.350%	2/19/25	7,273	7,606
	Westpac Banking Corp.	3.350%	3/8/27	1,170	1,285
	Westpac Banking Corp.	2.150%	6/3/31	12,220	12,324
					5,962,873
Health Care (1.7%)
[9]	Abbott Ireland Financing DAC	0.875%	9/27/23	8,000	9,480
	Abbott Laboratories	2.950%	3/15/25	9,405	10,018
[5]	Ascension Health	2.532%	11/15/29	2,500	2,620
	Bristol-Myers Squibb Co.	2.750%	2/15/23	24,000	24,743
	Bristol-Myers Squibb Co.	2.900%	7/26/24	39,015	41,427
	Bristol-Myers Squibb Co.	3.875%	8/15/25	11,229	12,378
	Bristol-Myers Squibb Co.	3.200%	6/15/26	33,439	36,458
	Bristol-Myers Squibb Co.	3.450%	11/15/27	4,000	4,440
	Bristol-Myers Squibb Co.	3.900%	2/20/28	23,949	27,078
	Bristol-Myers Squibb Co.	3.400%	7/26/29	42,525	47,128
	Bristol-Myers Squibb Co.	1.450%	11/13/30	6,500	6,228
	Eli Lilly & Co.	3.375%	3/15/29	8,803	9,769
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	14,500	16,415
	GlaxoSmithKline Capital plc	3.000%	6/1/24	21,524	22,822
	GlaxoSmithKline Capital plc	3.375%	6/1/29	12,762	14,041
[7]	Health Care Service Corp. A Mutual Legal Reserve Co.	2.200%	6/1/30	8,000	7,998
	Johnson & Johnson	2.950%	3/3/27	385	419
	Johnson & Johnson	0.950%	9/1/27	6,000	5,907
	Johnson & Johnson	2.900%	1/15/28	12,444	13,462
	Medtronic Inc.	3.500%	3/15/25	25,799	27,993
	Merck & Co. Inc.	2.750%	2/10/25	8,200	8,679
	Merck & Co. Inc.	3.400%	3/7/29	25,000	27,683
[5]	Mercy Health	4.302%	7/1/28	7,000	8,011
	Novartis Capital Corp.	2.000%	2/14/27	13,000	13,438
	Novartis Capital Corp.	2.200%	8/14/30	27,712	28,430
	Pfizer Inc.	2.750%	6/3/26	6,550	7,052
	Pfizer Inc.	3.450%	3/15/29	13,000	14,449
	Pfizer Inc.	2.625%	4/1/30	8,500	8,968
[5]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	300	318
[5]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	5,205
[7]	Roche Holdings Inc.	2.625%	5/15/26	1,000	1,060
[5]	SSM Health Care Corp.	3.688%	6/1/23	13,150	13,730
	UnitedHealth Group Inc.	3.500%	2/15/24	5,820	6,219
	UnitedHealth Group Inc.	0.550%	5/15/24	21,600	21,589
	UnitedHealth Group Inc.	2.375%	8/15/24	5,025	5,266
	UnitedHealth Group Inc.	1.250%	1/15/26	6,810	6,860
	UnitedHealth Group Inc.	1.150%	5/15/26	6,460	6,468
	UnitedHealth Group Inc.	3.450%	1/15/27	9,140	10,089
	UnitedHealth Group Inc.	3.850%	6/15/28	8,630	9,772
	UnitedHealth Group Inc.	3.875%	12/15/28	8,345	9,504
	UnitedHealth Group Inc.	2.875%	8/15/29	1,101	1,179
	UnitedHealth Group Inc.	2.300%	5/15/31	11,500	11,736
					566,529
Industrials (1.6%)
	3M Co.	2.000%	2/14/25	28,325	29,263
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	1,265	1,355

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	12,423	13,336
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	3,575	3,914
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	7,535	8,305
[5]	Caterpillar Financial Services Corp.	2.850%	6/1/22	4,100	4,172
[5]	Caterpillar Financial Services Corp.	2.400%	6/6/22	2,596	2,635
[5]	Caterpillar Financial Services Corp.	3.750%	11/24/23	640	686
[5]	Caterpillar Financial Services Corp.	2.150%	11/8/24	11,095	11,590
[5]	Caterpillar Financial Services Corp.	0.800%	11/13/25	15,600	15,486
[5]	CSX Transportation Inc.	6.251%	1/15/23	906	966
	Cummins Inc.	0.750%	9/1/25	8,000	7,929
	Cummins Inc.	1.500%	9/1/30	25,000	23,874
	Emerson Electric Co.	0.875%	10/15/26	9,640	9,459
	Emerson Electric Co.	1.800%	10/15/27	879	894
	General Dynamics Corp.	3.250%	4/1/25	22,061	23,692
	General Dynamics Corp.	3.500%	5/15/25	3,754	4,074
	General Dynamics Corp.	2.125%	8/15/26	4,694	4,891
	General Dynamics Corp.	3.500%	4/1/27	16,745	18,506
	General Dynamics Corp.	2.625%	11/15/27	31,170	33,157
	General Dynamics Corp.	3.750%	5/15/28	5,580	6,271
	General Dynamics Corp.	3.625%	4/1/30	4,100	4,598
	General Dynamics Corp.	2.250%	6/1/31	5,000	5,102
	Honeywell International Inc.	1.100%	3/1/27	45,700	45,305
	Honeywell International Inc.	1.950%	6/1/30	22,500	22,566
	Honeywell International Inc.	1.750%	9/1/31	20,000	19,473
	Illinois Tool Works Inc.	2.650%	11/15/26	7,640	8,176
[5]	John Deere Capital Corp.	2.650%	6/24/24	4,600	4,856
[5]	John Deere Capital Corp.	1.050%	6/17/26	37,500	37,302
[5]	John Deere Capital Corp.	2.250%	9/14/26	3,790	3,979
[5]	John Deere Capital Corp.	2.000%	6/17/31	25,000	24,990
	Lockheed Martin Corp.	3.550%	1/15/26	14,639	16,085
	Lockheed Martin Corp.	1.850%	6/15/30	5,895	5,856
	Precision Castparts Corp.	2.500%	1/15/23	10,440	10,677
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	7,312
[7]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	58,305	58,129
[9]	United Parcel Service Inc.	0.375%	11/15/23	5,825	6,836
	United Parcel Service Inc.	2.200%	9/1/24	7,175	7,490
	United Parcel Service Inc.	3.400%	3/15/29	5,000	5,545
					518,732
Materials (0.4%)
[7]	Air Liquide Finance SA	2.250%	9/27/23	25,555	26,384
	Air Products and Chemicals Inc.	1.850%	5/15/27	1,120	1,152
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	2,755	2,783
[7]	Georgia-Pacific LLC	0.950%	5/15/26	50,855	50,266
	Linde Inc.	1.100%	8/10/30	12,430	11,562
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	7,025	7,679
[7]	SABIC Capital II BV	4.000%	10/10/23	17,612	18,720
					118,546
Real Estate (0.8%)
[5]	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	3,252
[5]	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,433
[5]	AvalonBay Communities Inc.	2.300%	3/1/30	5,000	5,081
	Camden Property Trust	4.875%	6/15/23	5,935	6,301
	Camden Property Trust	4.250%	1/15/24	16,018	17,124
	Camden Property Trust	3.500%	9/15/24	435	464

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ERP Operating LP	2.850%	11/1/26	6,140	6,538
	ERP Operating LP	4.150%	12/1/28	11,480	13,102
	ERP Operating LP	3.000%	7/1/29	8,120	8,670
	ERP Operating LP	2.500%	2/15/30	1,500	1,540
	ERP Operating LP	1.850%	8/1/31	4,750	4,593
	Prologis LP	2.125%	4/15/27	3,600	3,730
	Prologis LP	1.250%	10/15/30	10,000	9,370
	Public Storage	1.850%	5/1/28	5,710	5,774
	Public Storage	3.385%	5/1/29	11,800	12,962
	Public Storage	2.300%	5/1/31	9,170	9,287
[8]	Public Storage, SOFR + 0.470%	0.520%	4/23/24	14,690	14,708
	Realty Income Corp.	3.875%	4/15/25	18,632	20,407
	Realty Income Corp.	0.750%	3/15/26	4,710	4,601
	Realty Income Corp.	4.125%	10/15/26	16,355	18,370
[10]	Realty Income Corp.	1.125%	7/13/27	4,500	5,967
	Simon Property Group LP	3.500%	9/1/25	7,754	8,434
	Simon Property Group LP	3.300%	1/15/26	12,080	13,080
	Simon Property Group LP	1.375%	1/15/27	15,000	14,857
	Simon Property Group LP	3.375%	6/15/27	10,780	11,769
	Simon Property Group LP	3.375%	12/1/27	6,775	7,376
	Simon Property Group LP	1.750%	2/1/28	5,000	4,962
	Simon Property Group LP	2.450%	9/13/29	3,300	3,369
	Simon Property Group LP	2.650%	7/15/30	11,500	11,828
					249,949
Technology (1.9%)
	Adobe Inc.	2.150%	2/1/27	46,105	48,233
[6]	Analog Devices Inc.	1.700%	10/1/28	9,350	9,371
[6]	Analog Devices Inc.	2.100%	10/1/31	14,030	14,060
	Apple Inc.	3.000%	2/9/24	8,675	9,144
	Apple Inc.	3.450%	5/6/24	6,000	6,442
	Apple Inc.	2.850%	5/11/24	7,045	7,434
	Apple Inc.	2.750%	1/13/25	9,240	9,788
	Apple Inc.	2.500%	2/9/25	3,430	3,610
	Apple Inc.	1.125%	5/11/25	3,000	3,020
	Apple Inc.	3.200%	5/13/25	5,635	6,082
	Apple Inc.	3.250%	2/23/26	11,092	12,070
	Apple Inc.	2.450%	8/4/26	7,245	7,670
	Apple Inc.	2.050%	9/11/26	8,000	8,331
	Apple Inc.	3.350%	2/9/27	13,158	14,502
	Apple Inc.	2.900%	9/12/27	19,825	21,488
	Apple Inc.	3.000%	11/13/27	5,280	5,742
	Apple Inc.	1.200%	2/8/28	38,000	37,221
	Apple Inc.	1.650%	2/8/31	9,000	8,778
	Automatic Data Processing Inc.	1.700%	5/15/28	23,390	23,660
	Automatic Data Processing Inc.	1.250%	9/1/30	8,000	7,605
	Intel Corp.	3.400%	3/25/25	27,000	29,173
	Intel Corp.	3.700%	7/29/25	10,000	10,950
	Intel Corp.	3.750%	3/25/27	4,660	5,225
	Intel Corp.	1.600%	8/12/28	19,100	19,036
	Intel Corp.	2.450%	11/15/29	14,155	14,751
	Intel Corp.	2.000%	8/12/31	15,700	15,601
	International Business Machines Corp.	3.000%	5/15/24	6,703	7,112
	International Business Machines Corp.	3.450%	2/19/26	2,500	2,738
	International Business Machines Corp.	3.300%	5/15/26	48,185	52,575
	International Business Machines Corp.	3.500%	5/15/29	6,985	7,714

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Microsoft Corp.	3.125%	11/3/25	1,365	1,479
	Microsoft Corp.	2.400%	8/8/26	3,825	4,064
	NVIDIA Corp.	1.550%	6/15/28	50,000	49,810
	NVIDIA Corp.	2.850%	4/1/30	5,000	5,358
	QUALCOMM Inc.	3.250%	5/20/27	10,570	11,592
	QUALCOMM Inc.	1.300%	5/20/28	25,188	24,624
	QUALCOMM Inc.	1.650%	5/20/32	21,117	20,099
	S&P Global Inc.	2.500%	12/1/29	10,680	11,145
	salesforce.com Inc.	1.500%	7/15/28	14,138	14,081
	salesforce.com Inc.	1.950%	7/15/31	7,425	7,397
	Texas Instruments Inc.	2.625%	5/15/24	1,980	2,077
	Texas Instruments Inc.	2.250%	9/4/29	10,000	10,304
	Texas Instruments Inc.	1.750%	5/4/30	9,245	9,145
	Texas Instruments Inc.	1.900%	9/15/31	14,000	13,924
					614,225
Utilities (1.9%)
	AEP Transmission Co. LLC	3.100%	12/1/26	8,040	8,668
	Ameren Illinois Co.	1.550%	11/15/30	8,575	8,186
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	14,200	15,062
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	11,165	12,171
[5]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	8,745	8,915
	Commonwealth Edison Co.	2.550%	6/15/26	2,480	2,627
[5]	Connecticut Light & Power Co.	3.200%	3/15/27	21,650	23,653
[5]	Connecticut Light & Power Co.	2.050%	7/1/31	5,000	4,990
	DTE Electric Co.	2.650%	6/15/22	10,112	10,221
	DTE Electric Co.	3.650%	3/15/24	8,453	9,003
	DTE Electric Co.	3.375%	3/1/25	520	558
[5]	DTE Electric Co.	1.900%	4/1/28	4,400	4,456
	DTE Electric Co.	2.250%	3/1/30	11,838	12,016
	Duke Energy Carolinas LLC	3.950%	11/15/28	6,005	6,823
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,430	7,698
	Duke Energy Carolinas LLC	2.450%	2/1/30	2,735	2,812
	Duke Energy Carolinas LLC	2.550%	4/15/31	6,145	6,371
	Duke Energy Florida LLC	3.200%	1/15/27	17,632	19,134
	Duke Energy Florida LLC	3.800%	7/15/28	10,765	12,076
	Duke Energy Florida LLC	2.500%	12/1/29	16,960	17,593
	Duke Energy Progress LLC	3.375%	9/1/23	2,500	2,633
	Duke Energy Progress LLC	3.250%	8/15/25	8,126	8,773
	Duke Energy Progress LLC	3.700%	9/1/28	12,100	13,530
	Duke Energy Progress LLC	3.450%	3/15/29	1,520	1,678
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	12,304
	Entergy Arkansas LLC	3.700%	6/1/24	6,213	6,649
	Entergy Arkansas LLC	3.500%	4/1/26	10,288	11,239
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	8,675	9,852
	Entergy Louisiana LLC	4.050%	9/1/23	1,075	1,137
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	5,797
	Entergy Louisiana LLC	3.120%	9/1/27	11,909	12,835
	Entergy Louisiana LLC	1.600%	12/15/30	4,435	4,231
	Entergy Louisiana LLC	2.350%	6/15/32	3,950	3,951
	Evergy Kansas Central Inc.	2.550%	7/1/26	13,385	14,074
	Florida Power & Light Co.	2.850%	4/1/25	28,543	30,294
	Georgia Power Co.	2.850%	5/15/22	1,820	1,849
[7]	Korea East-West Power Co. Ltd.	1.750%	5/6/25	15,000	15,256
	MidAmerican Energy Co.	3.100%	5/1/27	1,170	1,272
	MidAmerican Energy Co.	3.650%	4/15/29	2,010	2,250

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,375	3,472
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	4,350	4,569
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	11,255	12,165
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	9,675	10,592
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	10,945	12,372
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	9,996	11,198
[5]	Nevada Power Co.	2.400%	5/1/30	8,360	8,515
	NSTAR Electric Co.	2.375%	10/15/22	4,490	4,562
[5]	Ohio Power Co.	1.625%	1/15/31	4,975	4,752
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	20,000	21,077
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	6,350	6,739
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	23,000	22,430
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	8,555	9,607
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	2,750	2,913
	PacifiCorp	3.600%	4/1/24	7,640	8,143
	PacifiCorp	3.500%	6/15/29	27,904	30,813
	Potomac Electric Power Co.	3.600%	3/15/24	4,925	5,249
[5]	Public Service Electric & Gas Co.	3.000%	5/15/25	8,385	8,912
[5]	Public Service Electric & Gas Co.	2.250%	9/15/26	5,000	5,226
[5]	Public Service Electric & Gas Co.	3.000%	5/15/27	5,430	5,885
[5]	Public Service Electric & Gas Co.	3.700%	5/1/28	1,980	2,220
[5]	Public Service Electric & Gas Co.	3.650%	9/1/28	2,730	3,051
[5]	Public Service Electric & Gas Co.	2.450%	1/15/30	7,500	7,773
	Southwestern Public Service Co.	3.300%	6/15/24	14,881	15,710
	Union Electric Co.	2.950%	6/15/27	1,177	1,261
	Union Electric Co.	2.950%	3/15/30	15,000	15,980
	Virginia Electric & Power Co.	2.950%	1/15/22	2,040	2,043
[5]	Virginia Electric & Power Co.	2.750%	3/15/23	2,515	2,588
	Virginia Electric & Power Co.	3.450%	2/15/24	1,730	1,832
[5]	Virginia Electric & Power Co.	3.100%	5/15/25	6,210	6,606
[5]	Virginia Electric & Power Co.	3.150%	1/15/26	5,700	6,139
[5]	Virginia Electric & Power Co.	2.950%	11/15/26	10,000	10,738
[5]	Virginia Electric & Power Co.	3.500%	3/15/27	6,260	6,897
					634,666
Total Corporate Bonds (Cost $9,980,274)					10,194,192
Sovereign Bonds (3.1%)
[5]	Arab Petroleum Investments Corp.	1.460%	6/30/25	2,880	2,903
[5,7]	Banco del Estado de Chile	2.704%	1/9/25	9,000	9,360
[5,7]	Bermuda	4.138%	1/3/23	2,700	2,816
[5]	Bermuda	4.138%	1/3/23	1,970	2,053
[5,7]	Bermuda	4.854%	2/6/24	3,206	3,491
[5]	Bermuda	4.854%	2/6/24	14,032	15,294
[5]	Bermuda	3.717%	1/25/27	8,089	8,784
[5]	Bermuda	4.750%	2/15/29	3,810	4,438
[5,7]	Bermuda	2.375%	8/20/30	15,000	14,894
[5,7]	CDP Financial Inc.	3.150%	7/24/24	1,519	1,626
[5]	CDP Financial Inc.	3.150%	7/24/24	20,000	21,421
[5,7]	CDP Financial Inc.	0.875%	6/10/25	40,000	40,108

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corp. Andina de Fomento	4.375%	6/15/22	6,291	6,458
[5,7,11]	Development Bank of Japan Inc.	3.125%	9/6/23	12,000	12,618
[5,11]	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	9,082
[5,7,12]	Dexia Credit Local SA	2.375%	9/20/22	16,910	17,254
[5,7,12]	Dexia Credit Local SA	3.250%	9/26/23	70,000	73,865
	Equinor ASA	3.150%	1/23/22	8,000	8,060
	Equinor ASA	2.450%	1/17/23	1,904	1,956
	Equinor ASA	3.700%	3/1/24	7,000	7,514
	Export-Import Bank of Korea	1.875%	10/21/21	10,000	10,007
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	2,056
	Export-Import Bank of Korea	2.375%	6/25/24	18,000	18,886
	Export-Import Bank of Korea	3.250%	11/10/25	10,000	10,851
	Export-Import Bank of Korea	2.625%	5/26/26	2,000	2,130
[5]	Hydro-Quebec	8.050%	7/7/24	470	561
[5]	IDB Trust Services Ltd.	2.393%	4/12/22	25,624	25,902
[11]	Japan Bank for International Cooperation	3.375%	10/31/23	10,000	10,600
[5,11]	Japan Bank for International Cooperation	2.500%	5/23/24	20,000	20,982
[5]	Kingdom of Saudi Arabia	2.375%	10/26/21	12,238	12,249
[5]	Kingdom of Saudi Arabia	4.000%	4/17/25	44,763	49,039
	Korea Development Bank	4.625%	11/16/21	605	608
	Korea Development Bank	3.375%	3/12/23	30,000	31,257
	Korea Development Bank	2.125%	10/1/24	33,000	34,508
[5]	Korea Electric Power Corp.	1.125%	6/15/25	18,400	18,343
[7]	Korea Hydro & Nuclear Power Co. Ltd.	1.250%	4/27/26	35,000	34,737
[5]	KSA Sukuk Ltd.	3.628%	4/20/27	13,168	14,434
[5]	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	510	542
[5,7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	20,096	20,308
[5,7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,600	7,275
[5,7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	24,580	27,671
[5,7]	Ontario Teachers' Finance Trust	1.250%	9/27/30	25,000	23,869
	Province of Manitoba	2.100%	9/6/22	2,100	2,136
[5]	Province of Quebec	7.500%	7/15/23	2,065	2,322
[5]	Province of Quebec	7.125%	2/9/24	2,674	3,076
[7]	Qatar Petroleum	1.375%	9/12/26	27,202	27,006
	Republic of Chile	3.125%	3/27/25	5,000	5,330
[5]	Republic of Chile	3.240%	2/6/28	11,616	12,374
[5]	Republic of Chile	2.450%	1/31/31	32,000	31,737
[5]	Republic of Lithuania	6.625%	2/1/22	16,800	17,146
	Republic of Poland	5.000%	3/23/22	29,062	29,695
[5]	Republic of Slovenia	5.500%	10/26/22	3,385	3,569
[5]	Republic of Slovenia	5.250%	2/18/24	18,841	20,890
[5,7]	Saudi Arabian Oil Co.	1.250%	11/24/23	11,000	11,085
[5]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	888	951
[5]	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	288	313
[5]	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	304	323
[5,7]	Slovak Republic	4.375%	5/21/22	2,500	2,564
[5]	Slovak Republic	4.375%	5/21/22	706	723
[5]	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	800	832
[5]	State Grid Overseas Investment BVI Ltd.	2.750%	5/4/22	12,340	12,491
[5]	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	7,920	8,692

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State of Israel	2.750%	7/3/30	11,864	12,619
[5]	State of Qatar	4.500%	1/20/22	29,000	29,355
[5]	State of Qatar	3.875%	4/23/23	2,501	2,631
[5]	State of Qatar	3.400%	4/16/25	9,195	9,916
[5]	State of Qatar	3.250%	6/2/26	3,600	3,895
[5,7]	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	2,051
[5,7]	Temasek Financial I Ltd.	3.625%	8/1/28	20,000	22,537
[7]	Temasek Financial I Ltd.	1.625%	8/2/31	125,000	121,841
Total Sovereign Bonds (Cost $1,017,530)					1,038,910
Taxable Municipal Bonds (1.0%)
	California GO	2.650%	4/1/26	50,000	53,763
	Dallas TX Waterworks & Sewer System Revenue	2.589%	10/1/27	1,450	1,536
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	75,000	76,207
	Florida State Board of Administration Finance Corp. Revenue	2.154%	7/1/30	55,000	55,599
	New York City NY GO	3.750%	6/1/28	1,020	1,112
	New York City NY GO	2.330%	10/1/29	5,000	5,163
	Texas Public Finance Authority GO	2.531%	10/1/23	480	501
	University of California Revenue	3.063%	7/1/25	3,430	3,690
	University of California Revenue	1.316%	5/15/27	25,000	25,008
	University of California Revenue	3.349%	7/1/29	48,635	54,433
	University of California Revenue	1.614%	5/15/30	34,665	33,584
[13]	Wisconsin General Fund Annual Appropriation Revenue	5.700%	5/1/26	2,410	2,765
Total Taxable Municipal Bonds (Cost $309,299)					313,361
				Shares
Temporary Cash Investments (13.4%)
Money Market Fund (13.4%)
[14]	Vanguard Market Liquidity Fund (Cost $4,437,745)	0.068%		44,377,493	4,437,749
Total Investments (107.2%) (Cost $35,141,531)					35,422,899

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.1%)
[4,5,6]	UMBS Pool (Proceeds $49,832)	4.500%	12/1/39–10/25/51	(44,122)	(45,932)
Other Assets and Liabilities—Net (-7.1%)					(2,339,729)
Net Assets (100%)					33,037,238
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $28,812,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $4,783,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $4,426,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2021.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $2,492,284,000, representing 7.5% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Guaranteed by the Government of Japan.
12	Guaranteed by multiple countries.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	1,430	314,678	(261)
5-Year U.S. Treasury Note	December 2021	6,366	781,377	(4,253)
Long U.S. Treasury Bond	December 2021	626	99,671	(2,045)
Ultra 10-Year U.S. Treasury Note	December 2021	44	6,391	(6)
				(6,565)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(393)	(51,722)	180
Euro-Bobl	December 2021	(431)	(67,364)	391
Euro-Schatz	December 2021	(1,536)	(199,638)	153
Long Gilt	December 2021	(25)	(4,216)	134
Ultra Long U.S. Treasury Bond	December 2021	(230)	(43,944)	420
				1,278
				(5,287)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	10/27/21	GBP	4,480	USD	6,117	—	(81)
Morgan Stanley Capital Services LLC.	10/27/21	USD	265,583	EUR	225,429	4,341	—
State Street Bank & Trust Co.	10/27/21	USD	7,768	GBP	5,650	155	—
Morgan Stanley Capital Services LLC.	10/27/21	USD	6,114	GBP	4,470	91	—
						4,587	(81)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Intermediate-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
America Movil SAB de CV/A3	6/20/23	BARC	6,200	1.000	66	(39)	105	—
Republic of Chile/A1	12/20/26	GSI	49,850	1.000	328	288	40	—
Republic of Chile/A1	12/20/26	JPMC	46,240	1.000	305	314	—	(9)
Republic of Chile/A1	12/20/26	MSCS	24,550	1.000	193	187	6	—
					892	750	151	(9)
Credit Protection Purchased
State of Qatar	6/20/22	BOANA	4,080	(1.000)	(28)	7	—	(35)
State of Qatar	6/20/22	CITNA	7,920	(1.000)	(54)	13	—	(67)
					(82)	20	—	(102)
					810	770	151	(111)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2021, the counterparties had deposited in segregated accounts securities with a value of $491,000 and cash of $661,000 in connection with open forward currency contracts and over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/23	12/15/21	127,003	0.000	(0.250)	162	152
12/15/24	12/15/21	95,243	0.000	(0.500)	143	311
12/15/25	12/15/21	11,603	0.000	(0.750)	3	72

Institutional Intermediate-Term Bond Fund
Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
12/15/26	12/15/21	52,459	0.000	(1.000)	(222)	483
12/15/28	12/15/21	26,585	0.000	(1.250)	(205)	368
					(119)	1,386
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.
3 Interest payment received/paid annually.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,703,786)	30,985,150
Affiliated Issuers (Cost $4,437,745)	4,437,749
Total Investments in Securities	35,422,899
Investment in Vanguard	1,095
Foreign Currency, at Value (Cost $3,083)	3,049
Receivables for Investment Securities Sold	7,781,835
Receivables for Accrued Income	95,111
Swap Premiums Paid	809
Variation Margin Receivable—Futures Contracts	500
Unrealized Appreciation—Forward Currency Contracts	4,587
Unrealized Appreciation—Over-the-Counter Swap Contracts	151
Total Assets	43,310,036
Liabilities
Due to Custodian	4,307
Liability for Sale Commitments, at Value (Proceeds $49,832)	45,932
Payables for Investment Securities Purchased	10,221,911
Payables to Vanguard	272
Swap Premiums Received	39
Variation Margin Payable—Centrally Cleared Swaps Contracts	145
Unrealized Depreciation—Forward Currency Contracts	81
Unrealized Depreciation—Over-the-Counter Swap Contracts	111
Total Liabilities	10,272,798
Net Assets	33,037,238
At September 30, 2021, net assets consisted of:

Paid-in Capital	32,545,343
Total Distributable Earnings (Loss)	491,895
Net Assets	33,037,238

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Net Assets
Applicable to 1,390,936,810 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	33,037,238
Net Asset Value Per Share	$23.75
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Interest[1]	418,806
Total Income	418,806
Expenses
The Vanguard Group—Note B
Investment Advisory Services	758
Management and Administrative	5,220
Marketing and Distribution	265
Custodian Fees	193
Auditing Fees	46
Trustees’ Fees and Expenses	9
Total Expenses	6,491
Net Investment Income	412,315
Realized Net Gain (Loss)
Investment Securities Sold[1]	175,395
Futures Contracts	77,428
Swap Contracts	3,497
Forward Currency Contracts	2,172
Foreign Currencies	(128)
Realized Net Gain (Loss)	258,364
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(707,178)
Futures Contracts	(7,434)
Swap Contracts	1,488
Forward Currency Contracts	4,611
Foreign Currencies	(63)
Change in Unrealized Appreciation (Depreciation)	(708,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,897)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,068,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	412,315	572,160
Realized Net Gain (Loss)	258,364	349,874
Change in Unrealized Appreciation (Depreciation)	(708,576)	607,586
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,897)	1,529,620
Distributions
Total Distributions	(713,612)	(572,175)
Capital Share Transactions
Issued	6,187,058	7,567,141
Issued in Lieu of Cash Distributions	713,612	572,175
Redeemed	(3,161,073)	(953,323)
Net Increase (Decrease) from Capital Share Transactions	3,739,597	7,185,993
Total Increase (Decrease)	2,988,088	8,143,438
Net Assets
Beginning of Period	30,049,150	21,905,712
End of Period	33,037,238	30,049,150
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$24.31	$23.43	$22.39	$23.12	$23.79
Investment Operations
Net Investment Income[1]	.304	.517	.656	.561	.462
Net Realized and Unrealized Gain (Loss) on Investments	(.334)	.880	1.034	(.736)	(.470)
Total from Investment Operations	(.030)	1.397	1.690	(.175)	(.008)
Distributions
Dividends from Net Investment Income	(.304)	(.517)	(.650)	(.555)	(.454)
Distributions from Realized Capital Gains	(.226)	—	—	—	(.208)
Total Distributions	(.530)	(.517)	(.650)	(.555)	(.662)
Net Asset Value, End of Period	$23.75	$24.31	$23.43	$22.39	$23.12
Total Return	-0.13%	6.02%	7.66%	-0.75%	0.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,037	$30,049	$21,906	$16,527	$14,106
Ratio of Total Expenses to Average Net Assets	0.02%	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	1.27%	2.16%	2.86%	2.48%	1.99%
Portfolio Turnover Rate[2]	414%	347%	323%	182%	253%
1	Calculated based on average shares outstanding.
2	Includes 151%, 114%, 46%, 67%, and 111%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing

Institutional Intermediate-Term Bond Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 3% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund
5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a

Institutional Intermediate-Term Bond Fund
payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2021, the fund's average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2021, counterparties had deposited in segregated accounts securities with a value of $1,551,000 and cash of $700,000 in connection with TBA transactions.
7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be

Institutional Intermediate-Term Bond Fund
repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.

Institutional Intermediate-Term Bond Fund
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $1,095,000, representing less than 0.01% of the fund’s net assets and 0.44% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Institutional Intermediate-Term Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,232,197	—	16,232,197
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,206,490	—	3,206,490
Corporate Bonds	—	10,194,192	—	10,194,192
Sovereign Bonds	—	1,038,910	—	1,038,910
Taxable Municipal Bonds	—	313,361	—	313,361
Temporary Cash Investments	4,437,749	—	—	4,437,749
Total	4,437,749	30,985,150	—	35,422,899
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	45,932	—	45,932

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,278	—	—	1,278
Forward Currency Contracts	—	4,587	—	4,587
Swap Contracts	1,386[1]	151	—	1,537
Total	2,664	4,738	—	7,402
Liabilities
Futures Contracts[1]	6,565	—	—	6,565
Forward Currency Contracts	—	81	—	81
Swap Contracts	—	111	—	111
Total	6,565	192	—	6,757
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	809	809
Unrealized Appreciation—Futures Contracts[1]	1,278	—	—	1,278
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,386	—	—	1,386

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Forward Currency Contracts	—	4,587	—	4,587
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	151	151
Total Assets	2,664	4,587	960	8,211

Swap Premiums Received	—	—	39	39
Unrealized Depreciation—Futures Contracts[1]	6,565	—	—	6,565
Unrealized Depreciation—Forward Currency Contracts	—	81	—	81
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	111	111
Total Liabilities	6,565	81	150	6,796
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	77,428	—	—	77,428
Forward Currency Contracts	—	2,172	—	2,172
Swap Contracts	3,905	—	(408)	3,497
Realized Net Gain (Loss) on Derivatives	81,333	2,172	(408)	83,097

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(7,434)	—	—	(7,434)
Forward Currency Contracts	—	4,611	—	4,611
Swap Contracts	1,284	—	204	1,488
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,150)	4,611	204	(1,335)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,

Institutional Intermediate-Term Bond Fund
permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	10,373
Total Distributable Earnings (Loss)	(10,373)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,377
Undistributed Long-Term Gains	235,081
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(21,197)
Net Unrealized Gains (Losses)	273,634
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	603,341	572,175
Long-Term Capital Gains	110,271	—
Total	713,612	572,175
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	35,155,303
Gross Unrealized Appreciation	415,691
Gross Unrealized Depreciation	(141,999)
Net Unrealized Appreciation (Depreciation)	273,692

Institutional Intermediate-Term Bond Fund
F.	During the year ended September 30, 2021, the fund purchased $6,032,153,000 of investment securities and sold $5,577,769,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $139,764,589,000 and $139,685,961,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $628,782,000 and sales were $403,532,000, resulting in net realized gain of $13,620,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	257,053	316,998
Issued in Lieu of Cash Distributions	29,715	23,926
Redeemed	(131,881)	(39,686)
Net Increase (Decrease) in Shares Outstanding	154,887	301,238
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $31,869,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 69.3% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 96.9%.

Special 2021 tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $120,644,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 78.3% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.8%.

"Bloomberg®," Bloomberg U.S. 1–3 Year Government/Credit ex Baa Index, and Bloomberg U.S. Intermediate Aggregate ex Baa Index (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard, Inc. (Vanguard).
The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Institutional Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Institutional Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Institutional Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Institutional Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Institutional Bond Fund customers, in connection with the administration, marketing or trading of the Institutional Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INSTITUTOINAL BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE INSTITUTIONAL BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2021 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4720 112021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2021: $238,000
Fiscal Year Ended September 30, 2020: $260,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2021: $11,244,694
Fiscal Year Ended September 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2021: $2,955,181
Fiscal Year Ended September 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2021: $2,047,574
Fiscal Year Ended September 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2021: $280,000
Fiscal Year Ended September 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2021: $2,327,574
Fiscal Year Ended September 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Emerging Markets Bond Fund and Vanguard Short-Term Inflation-Protected Securities Index Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

VANGUARD MALVERN FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 19, 2021

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.